AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (this “Agreement”) is made as of September ___, 2024 (the “Effective Date”), by and between HILBAOH001 LLC and HILMTOH001 LLC, each a Delaware limited liability company (collectively, “Buyer”), and MILACRON LLC, a Delaware limited liability company (“Seller”). FOR AND IN CONSIDERATION OF THE MUTUAL PROMISES SET FORTH HEREIN AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE PARTIES HERETO AGREE AS FOLLOWS: Section 1. Terms and Definitions. The terms listed below shall have the respective meaning given them as set forth adjacent to each term. (a) “Allocated Purchase Price” has the meaning ascribed to such term in Section 3(d) hereof. (b) “Anti-Money Laundering and Anti-Terrorism Laws” has the meaning ascribed to such term in Section 11(n) hereof. (c) “Buildings” shall mean all buildings located on the Land. (d) “Business Day” means any day other than Saturday, Sunday or any federal legal holiday. (e) “Buyer’s Notice Address” shall be as follows, except as same may be changed pursuant to Section 15 hereof: c/o Blue Owl Real Estate Capital LLC 30 N. LaSalle St., Suite 4140 Chicago, IL 60602 Attn: Asset Management Email: RealEstateTransactions@blueowl.com With a copy to: Kirkland & Ellis LLP 333 West Wolf Point Plaza Chicago, Illinois 60654 Attn.: David A. Rosenberg, P.C. & John G. Caruso Email: david.rosenberg@kirkland.com & jcaruso@kirkland.com **Portions of this exhibit have been redacted in accordance with Item 601(b)(10) of Regulation S-K and certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The information is not material and would cause competitive harm to the registrant if publicly disclosed. An * indicates that information has been redacted.**

2 (f) “Closing” shall mean the consummation of the transactions contemplated by this Agreement. (g) “Closing Date” shall mean the Effective Date. (h) “Claim Cap” has the meaning ascribed to such term in Section 9(d) hereof. (i) “Code” has the meaning ascribed to such term in Section 11(m) hereof. (j) “ERISA” has the meaning ascribed to such term in Section 11(m) hereof. (k) “Environmental Laws” has the meaning ascribed to such term in Section 11(k) hereof. (l) “Exchange Act” means the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. (m) “Executive Order” has the meaning ascribed to such term in Section 11(n) hereof. (n) “FIRPTA” has the meaning ascribed to such term in Section 11(i) hereof. (o) “Guarantor” shall mean Hillenbrand, Inc., an Indiana corporation. (p) “Hazardous Substances” shall mean any hazardous or toxic materials, substances or wastes, such as (a) substances defined as “hazardous substances”, “hazardous materials” or “toxic substances” in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, (42 USC Section 9601, et seq.) and/or the Hazardous Materials Transportation Act (49 USC Section 1801, et seq.), as either of such acts are amended from time to time; (b) any materials, substances or wastes which are toxic, ignitable, corrosive or reactive and which are regulated by any local governmental authority, any agency of the state in which the Property is located, or any agency of the United States of America; (c) asbestos, petroleum and petroleum based products, urea formaldehyde foam insulation, polychlorinated biphenyls (PCBs), and freon and other chlorofluorocarbons; and (d) those substances defined as any of the foregoing in the regulations adopted and publications promulgated pursuant to each of the aforesaid laws. (q) “Improvements” shall mean all structures, improvements and fixtures owned by Seller located on the Land, including the Buildings. (r) “Intangible Property” shall mean Seller’s interest in all transferable licenses, permits, entitlements, development rights, approvals, certificates of occupancy, utility agreements, architectural and engineering plans and specifications, site plans, surveys and schematics, and all warranties and guaranties used exclusively in connection with the operation of the Properties, if any, but excluding the name of Seller and any derivation thereof and all intellectual property rights.

3 (s) “Land” shall mean all of the parcels described on Exhibits A-1 and A-2, together with all rights, privileges, servitudes and appurtenances thereunto belonging or appertaining. (t) “Lease” shall mean that certain Master Lease Agreement in the form attached hereto as Exhibit C. (u) “Licenses & Approvals” shall mean all licenses, approvals, certificates, variances, ordinances, and permits issued in any connection with the Properties together with all other intangible rights and benefits in connection with or accruing from the Properties. (v) “Permitted Exceptions” has the meaning ascribed to such term in Section 5 hereof. (w) “Personal Property” shall mean (i) all furnishings, fixtures and equipment owned by Seller, if any, located in or on, and used exclusively in connection with the maintenance or operation of, the Properties or the Buildings, and (ii) to the extent assignable, all Intangible Property. (x) “Plan” has the meaning ascribed to such term in Section 11(m) hereof. (y) “Property” and “Properties” (as the context shall require) shall mean each of the Real Properties, together with Seller’s right, title and interest in and to the Intangible Property, and the Personal Property, to the extent affecting the applicable Real Property at Closing. (z) “Purchase Price” shall mean FIFTY-FOUR MILLION EIGHT HUNDRED EIGHTY-ONE THOUSAND ONE HUNDRED FIFTY-EIGHT AND NO/100 DOLLARS ($54,881,158.00). (aa) “Real Properties” shall mean, collectively, each and every Real Property. (bb) “Real Property” shall mean each parcel of Land and the Improvements located thereon. (cc) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. (dd) “Securities Exchange” means the New York Stock Exchange or The Nasdaq Stock Market. (ee) “Seller’s Notice Address” shall be as follows, except as same may be changed pursuant to the Section 15 hereof: Hillenbrand, Inc. One Batesville Blvd. Batesville, IN 47006

4 Attn: Nicholas R. Farrell, Esq., SVP, General Counsel & Secretary Email: nick.farrell@hillenbrand.com Thompson Hine LLP 312 Walnut Street Suite 2000 Cincinnati, OH 45202 Attn: Stephen M. King, Esq. Email: Steve.King@ThompsonHine.com Andrew.Kolesar@ThompsonHine.com Christopher.Sponseller@ThompsonHine.com (ff) “Survey” has the meaning ascribed to such term in Section 6(a) hereof. (gg) “Survival Period” has the meaning ascribed to such term in Section 9(d) hereof. (hh) “Tenant” shall mean MILACRON LLC, a Delaware limited liability company. (ii) “Title Insurer” shall mean First American Title Insurance Company, National Commercial Services, 200 West Madison Street, Suite 800, Chicago, Illinois Attn: James W. McIntosh, Phone: (312) 917-7220, Email: jmcintosh@firstam.com. Section 2. Proration of Expenses and Payment of Costs and Recording Fees. (a) Proration of Taxes. All real estate taxes and assessments that are due and payable on or prior to the Closing Date shall be paid by Seller on or prior to the Closing Date. Subject to Tenant’s obligations for payment of real estate taxes and assessments under the Lease, Buyer shall be responsible for all real estate taxes and assessments that are due and payable after the Closing Date. (b) Proration of Expenses. Seller and Buyer agree that in connection with Tenant entering into the Lease at Closing, there shall be no proration of utility charges or other expenses, whether accruing or payable prior to or after the Closing Date, and that all such utility charges and other expenses concerning the Properties shall be borne by the Tenant, as tenant under the Lease. (c) Payment of Costs and Recording Fees. At Closing, all Closing costs and other fees shall be payable by Buyer and Seller as set forth in Schedule 2(c) attached hereto and incorporated herein by this reference. The provisions of this Section 2(c) shall survive the Closing. (d) Reproration. If any of the foregoing items described in this Section 2 cannot be apportioned at the Closing Date because of the unavailability of the amounts which are to be apportioned, such items shall be apportioned as soon as practicable after the Closing Date and the parties shall reasonably cooperate with one another in connection with such apportionment. If, after the Closing, the parties discover any errors in adjustments and

5 apportionments, the same shall be corrected as soon as practicable after discovery of the same. This Section 2 shall survive the Closing and delivery of the Deeds (as hereinafter defined). Section 3. Payment of Purchase Price. (a) Purchase Price. Buyer shall pay the Purchase Price to Seller on the Closing Date in accordance with all the terms and conditions of this Agreement. (b) Reserved. (c) Purchase Price Allocation. For purposes of calculating real property transfer taxes and any other matter as may be necessary pursuant to this Agreement, the Purchase Price shall be allocated among the Properties as provided in Exhibit D (each, an “Allocated Purchase Price”). Seller and Buyer further acknowledge that the Allocated Purchase Prices are not established necessarily for income tax purposes or for financial or accounting purposes. Section 4. Sale of Properties. Seller agrees to sell and convey the Properties to Buyer (or its permitted assignee), in each case at the Closing upon the terms and conditions set forth in this Agreement. At Closing, Tenant shall enter into the Lease, as tenant, and Buyer shall enter into the Lease, as landlord. Buyer and Seller acknowledge and agrees that the execution and delivery of the Lease, and the tenancy created thereby, is a condition to the effectiveness of the sale of the Property from Seller to Buyer, without which both of Buyer and Seller would be unwilling to consummate the transactions contemplated hereby. Section 5. Title. At Closing, Seller agrees to execute and deliver to such entities designated by Buyer (or Buyer’s permitted assignee) deeds in the form attached as Exhibit B for each Property, in each case, free and clear of all liens, defects of title, and encumbrances, except for (i) the Lease; (ii) real estate taxes, and water and sewer charges, if any, for the current year and subsequent years that are not yet due or payable; (iii) assessments for municipal improvements, if any, for the current year and subsequent years that are not yet due or payable; (iv) zoning ordinances and building codes, to the extent the Properties are in compliance therewith; and (v) any and all other exceptions set forth in the title commitments delivered to and approved by Buyer for each Property (collectively, the “Permitted Exceptions”). Section 6. Reserved. Section 7. Reserved. Section 8. Reserved. Section 9. Breach of Representation.

6 All representations and warranties of Seller in this Agreement, and covenants required to be performed of Seller under this Agreement prior to Closing, shall survive the Closing and delivery of the Deeds for a period of nine (9) months after the Closing (the “Survival Period”). Any right of action for the breach of any representation, warranty or covenant contained herein shall not merge with the Deeds delivered at the Closing but shall survive the Closing for the Survival Period. Following the Closing, Seller shall be liable for the direct and actual, but not special, indirect, exemplary, consequential or punitive, damages resulting from any breach of its representations, warranties or covenants expressly set forth in this Agreement; provided, however, that: (i) following Closing, the total liability of Seller for all such breaches of its representations and warranties under this Agreement shall not, in the aggregate, exceed three percent (3%) of the Purchase Price (the “Claim Cap”); and (ii) following Closing, the total liability of Buyer for all such breaches shall not, in the aggregate, exceed the Claim Cap. Buyer further agrees that, following the Closing, no claim may or shall be made for any alleged breach of any representations or warranties made by Seller under or relating to this Agreement unless the amount of such claim or claims, individually or in the aggregate, exceeds Twenty-Five Thousand and No/100 Dollars ($25,000.00) (the “Basket”) (in which event the full amount of such valid claims against Seller shall be actionable up to, but not in excess of, the Claim Cap). Section 10. Closing. (a) Subject to the terms and conditions of this Agreement, the closing of the sale of the Property shall take place on the Closing Date. The Closing shall consist of the execution and delivery of documents by Seller, Buyer, and the Tenant, as set forth below, and delivery by Buyer to Seller of the Purchase Price in accordance with the terms of this Agreement. Seller and/or the Tenant, as applicable, shall deliver to Buyer at Closing (which may be satisfied by delivering to the Title Insurer) the following executed documents: (i) with respect to each Property, one (1) original deed (each, a “Deed”, and collectively, the “Deeds”) executed by Seller conveying the Land and Improvements with respect to such Property, to Buyer, which Deeds shall be in the form attached to this Agreement as Exhibit B, subject only to the Permitted Exceptions; (ii) with respect to the Properties, two (2) original copies of the Lease; (iii) one (1) original of the memorandum of the Lease in the form contemplated therein for each Property to recorded in the county and state in which such Property is located (“Memorandum of Lease”); (iv) with respect to each Property, one (1) copy of the lease guaranty executed by Guarantor in the form attached to the Lease; (v) one (1) copy of the Assignment of Intangible Property with respect to each Property from Seller in the form of Exhibit G attached hereto (“Assignment of Intangible Property”);

7 (vi) if requested by Buyer, a subordination non-disturbance and attornment agreement in accordance with the terms and conditions of the Lease; (vii) a settlement statement setting forth the Purchase Price, all prorations and other adjustments to be made pursuant to the terms hereof, and the funds required for Closing as contemplated hereunder (the “Settlement Statement”); (viii) all transfer tax statements, declarations, residency certifications, filings, and notices as may be necessary or appropriate for purposes of recordation of each applicable Deed (including, without limitation, any water reading, water bill, certificate (including, without limitation, water certificates, certificates of sewer compliance, and certificates of building compliance), inspection report, evidence of required repairs, clearance letter, release, evidence of payment of all sums owed to any government, agency, or municipality, and any other similar certificate, payment or deliverable customarily submitted or obtained in the jurisdiction in which any portion of the Property is located in connection with sales of property similar to the Property). In the event any state, county, local or municipal agency requires any holdback in connection therewith, the required amount shall be set aside from the Purchase Price and held in escrow with Title Insurer in accordance with such Title Insurer’s customary instructions and procedures in such jurisdiction good standing certificates and corporate resolutions or member or partner consents, as applicable, and such other organization or authority documents as reasonably requested by the Title Insurer; (ix) a FIRPTA Affidavit from Seller in the form of Exhibit H attached hereto, and approved by the Title Insurer; (x) an owner’s title affidavit and gap undertaking from Seller with respect to the Properties in form and substance reasonably acceptable to Seller and sufficient to cause Title Insurer to issue a title policy for each Property insuring, at its ordinary premium rates, Buyer’s good and marketable fee simple title to the Real Property in form and substance approved by Buyer prior to the Effective Date and subject only to the Permitted Exceptions; and (xi) such additional documents, tax certificates, withholding forms, instructions or other items as may be necessary or appropriate to comply with the provisions of this Agreement and to effect the transactions contemplated hereby. (b) At Closing, Buyer shall deliver the Purchase Price, shall deliver the balance of the Purchase Price (as adjusted by the prorations and credits described herein) to Seller and shall deliver to Seller at Closing (which may be satisfied by delivering to the Title Insurer) the following executed documents: (i) one (1) copy of the Assignment of Intangible Property for each Property; (ii) two (2) original copies of the Lease for each Property;

8 (iii) one (1) original of the Memorandum of Lease for each Property to recorded in the county and state in which such Property is located; (iv) if requested by Buyer, a subordination non-disturbance and attornment agreement in accordance with the terms and conditions of the Lease; (v) the Settlement Statement; (vi) good standing certificates and corporate resolutions or member or partner consents, as applicable, and such other organization or authority documents as reasonably requested by the Title Insurer; and (vii) such additional documents, instructions or other items as may be necessary or appropriate to comply with the provisions of this Agreement and to effect the transactions contemplated hereby. The Closing shall be held through a customary, New York style escrow arrangement between the parties and the Title Insurer, or such other place or manner as the parties hereto may mutually agree. Section 11. Seller’s Representations. Seller represents and warrants to Buyer, effective as of the Closing Date, as follows: (a) Seller is duly organized (or formed), validly existing and in good standing under the laws of the State of Delaware. Seller is authorized to consummate the transaction set forth herein and fulfill all of its respective obligations hereunder and under all closing documents to be executed by Seller, and has all necessary power to execute and deliver this Agreement and all closing documents to be executed by Seller, and to perform all of Seller’s obligations hereunder and under such closing documents. Neither the execution and delivery of this Agreement and all closing documents to be executed by Seller, nor the performance of the obligations of Seller hereunder or thereunder will result in the violation of any law or any provision of the organizational documents of or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Seller or any Property is bound; (b) Seller has obtained all necessary consents and permissions required to: (i) enter into this Agreement; and (ii) consummate the transactions contemplated herein. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement will not conflict with, result in a breach of, or constitute (with or without due notice or lapse of time or both) a default under, any contract, agreement, instrument, document, or agreement, oral or written, to which Seller is a party; (c) Except as set forth on Schedule 11(c), Seller has not received in the last five (5) years any written notice of, nor does Seller have knowledge of, any current or pending material litigation, condemnation proceeding or tax appeals affecting Seller or the Property, and Seller does not have any knowledge of any pending litigation,

9 condemnation proceeding or tax appeals against Seller or the Property; Seller has not initiated, nor is Seller participating in, nor does Seller know of, any action for a change or modification in the current subdivision, site plan, zoning or other land use permits for the Property and Seller has no knowledge that the Property may be rezoned; (d) (i) There are no actions, suits or other proceedings or litigation of any kind pending or, to the best of Seller’s knowledge, threatened against Seller or the Properties which, if determined adversely to Seller, would have a material adverse effect on the validity or enforceability of this Agreement or the ability of Seller to perform its obligations hereunder; and (ii) Seller has not received any written notice of any current or pending governmental authority or other third party investigation of or claim, action or proceeding with respect to liabilities under or violations of Environmental Laws relating to the Properties and Seller does not have any actual knowledge of any pending governmental authority or other third party investigation of or claim, action or proceeding with respect to liabilities under or violations of Environmental Laws relating to the Properties; (e) Seller has not entered into any contracts, subcontracts or agreements, including but not limited to any service contracts or brokerage agreements, with respect to the Properties other than any contracts, subcontracts or agreements affecting one or more of the Properties entered into in the ordinary course of business and the obligations of which shall be Tenants’ (and not Buyer’s) from and after the Closing under the terms of the Lease; (f) Seller has not received any written notice from (or delivered any notice to) any governmental authority regarding any violation of any law applicable to the Properties for which such violation remains uncured and Seller does not have knowledge of any such violations; (g) Seller has not entered into any, and, except for the Lease and the Permitted Exceptions, there are no, occupancy rights, leases, subleases, ground leases or tenancies affecting the Properties except as disclosed in public records; (h) Seller is not a “foreign person” under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) and upon consummation of the transaction contemplated hereby, Buyer will not be required to withhold from the Purchase Price any withholding tax as a result of Seller being a “foreign person”; (i) There are no pending or, to Seller’s knowledge, threatened condemnation proceedings affecting the Properties, and Seller has not received any written notice that there is any pending or threatened condemnation of all or any part of the Properties; (j) To Seller’s knowledge and except as disclosed in the Environmental Reports, no Hazardous Substances have been generated, stored, released, or disposed of on or about the Properties in violation of or as would give rise to clean up or enforcement liability under any law, rule or regulation applicable to the Properties which regulates or controls matters relating to the environment or public health or safety (collectively,

10 “Environmental Laws”). Except as disclosed in the Environmental Reports, Seller has not received any written notice from (nor delivered any notice to) any federal, state, county, municipal or other governmental department, agency or authority concerning any petroleum product or other Hazardous Substance release, exposure, discharge or seepage; (k) Seller has not granted to any party, other than Buyer, any rights of first refusal, rights of first offer, purchase options or similar purchase rights with respect to the Properties; (l) Neither by entering into this Agreement nor consummating the transaction contemplated herein, is Seller acting on behalf of (a) an “employee benefit plan” (as defined in Section 3(3) of the Employment Retirement Income Security Act of 1974 (“ERISA”)) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975(e) of the Internal Revenue Code of 1986 (the “Code”) that is subject to Section 4975 of the Code (each of the foregoing a “Plan”), (c) an entity or account the assets of which constitute “plan assets” of one or more such Plans within the meaning of Department of Labor Regulation 29 CFR Section 2510.3-101, as modified by Section 3(42) of ERISA or (d) a “governmental plan” within the meaning of Section 3(32) of ERISA; (m) To Seller’s knowledge, neither Seller nor its affiliates is in violation of any laws relating to terrorism, money laundering or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Action of 2001, Public Law 107-56 and Executive Order No. 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) (the “Executive Order”) (collectively, the “Anti-Money Laundering and Anti-Terrorism Laws”). To Seller’s knowledge, neither Seller nor its affiliates is acting, directly or indirectly, on behalf of terrorists, terrorist organizations or narcotics traffickers, including those persons or entities that appear on the Annex to the Executive Order, or are included on any relevant lists maintained by the Office of Foreign Assets Control of U.S. Department of Treasury, U.S. Department of State, or other U.S. government agencies, all as may be amended from time to time. To Seller’s knowledge, neither Seller nor its affiliates or any of its brokers or other agents, in any capacity in connection with the sale of the Properties (A) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any person included in the lists referenced above, (B) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (C) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Money Laundering and Anti-Terrorism Laws. Neither Seller, nor any person controlling or controlled by Seller, is a country, territory, individual or entity named on a Government List. For purposes of this Section 11(m), and notwithstanding anything or definition contained elsewhere in this Agreement to the contrary; “Anti-Corruption Laws” means the U.S. Foreign Corrupt Practices Act of 1977 (“FCPA”), the U.K. Bribery Act of 2010, and any other applicable Laws concerning or relating to bribery or corruption; “Anti-Money Laundering Laws” shall mean any Law relating to the prevention of money laundering

11 and/or terrorist financing (and shall include, without limitation, any “Know Your Customer” requirements); and “Sanctions” means any economic sanction, including but not limited to all sanctions programs administered by the US Department of the Treasury’s Office of Foreign Assets Controls (“OFAC”), any implementing regulations, and any similar or analogous non-United States Laws; (n) Except for items being paid by Seller at Closing or prorated at Closing, or which will remain the obligation of Tenant to pay under the Lease, there are no outstanding accounts payable or unpaid debts relating to the Properties that would be binding on Buyer or the Properties, including, without limitation, any unpaid charges, debts, liabilities, claims or obligations arising from the construction, occupancy, ownership, use or operation of the Properties, which could give rise to any mechanic’s or materialmen’s or other statutory liens against any portion of the Properties; (o) Following the Closing, Buyer shall have no obligation to employ or continue to employ any individual employed by Seller or at the Properties. There are no employment, collective bargaining or similar agreements or arrangements with Seller or with respect to the Properties, which will be binding on Buyer after the Closing; (p) To Seller’s knowledge, Seller currently possesses all requisite Licenses & Approvals necessary to own, maintain, operate and use the Properties, and has made available to Buyer true, correct and complete copies of the Licenses & Approvals. Seller has not received in the last 24 months any written notice from any governmental authority of (i) any violation, default, intended or threatened non-renewal, suspension or revocation of any License or Approval, or (ii) any failure by Seller to obtain any of the Licenses & Approvals required for the use, occupancy or operation of the Properties that, with respect to (i) and (ii), has not been cured, and to Seller’s knowledge there is no violation, default or any basis for any non-renewal, suspension or revocation of any of the Licenses & Approvals; and (q) Seller has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by its creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of its assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of its assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally. For purposes of this Agreement, terms such as “to Seller’s knowledge”, “to the best of Seller’s knowledge”, or like phrases mean the actual knowledge of Tim Mulligan and Mac Jones, with no duty of inquiry, individuals in Seller’s organization expected to have knowledge of the matters set forth in this Agreement; provided, however, that so qualifying Seller’s knowledge shall in no event give rise to any personal liability on the part of such individuals (or any other officer, director or employee of Seller or its affiliates) on account of any breach of any representation, warranty or covenant by Seller herein.

12 Section 12. Buyer’s Representations. Buyer represents and warrants to Seller effective as of the Closing Date, as follows: (a) Buyer is duly formed, validly existing and in good standing under the laws of Delaware, is authorized to consummate the transaction set forth herein and fulfill all of its obligations hereunder and under all closing documents to be executed by Buyer, and has all necessary power to execute and deliver this Agreement and all closing documents to be executed by Buyer, and to perform all of Buyer’s obligations hereunder and thereunder. This Agreement and all closing documents to be executed by Buyer have been duly authorized by all requisite corporate or other required action on the part of Buyer and are the valid and legally binding obligation of Buyer, enforceable in accordance with their respective terms. Neither the execution and delivery of this Agreement and all closing documents to be executed by Buyer, nor the performance of the obligations of Buyer hereunder or thereunder will result in the violation of any law or any provision of the organizational documents of Buyer or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Buyer is bound; (b) No petition has been filed by or against Buyer under the Federal Bankruptcy Code or any similar State or Federal Law; (c) Neither Buyer nor, to Buyer’s actual knowledge, its affiliates, is in violation of any Anti-Money Laundering and Anti-Terrorism Laws. Neither Buyer nor, to Buyer’s actual knowledge, its affiliates, is acting, directly or indirectly, on behalf of terrorists, terrorist organizations or narcotics traffickers, including those persons or entities that appear on the Annex to the Executive Order, or are included on any relevant lists maintained by the Office of Foreign Assets Control of U.S. Department of Treasury, U.S. Department of State, or other U.S. government agencies, all as may be amended from time to time. Neither Buyer nor, to Buyer’s actual knowledge, its affiliates or, without inquiry, any of its brokers or other agents, in any capacity in connection with the sale of the Properties (A) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any person included in the lists referenced above, (B) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (C) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Money Laundering and Anti-Terrorism Laws. Neither Buyer, nor any person controlling or controlled by Buyer, is a country, territory, individual or entity named on a Government List, and the monies used in connection with this Agreement and amounts committed with respect thereto, were not and are not derived from any activities that contravene any applicable anti-money laundering or anti-bribery laws and regulations (including funds being derived from any person, entity, country or territory on a Government List or engaged in any unlawful activity defined under Title 18 of the United States Code, Section 1956(c)(7)); and

13 (d) Buyer is not, and is not acting on behalf of, (a) a Plan, (b) an entity or account the assets of which constitute “plan assets” of one or more such Plans within the meaning of Department of Labor Regulation 29 CFR Section 2510.3-101, as modified by Section 3(42) of ERISA or (c) a “governmental plan” within the meaning of Section 3(32) of ERISA. For purposes of this Agreement, terms such as “to Buyer’s knowledge”, “to the best of Buyer’s knowledge”, or like phrases mean the actual knowledge of Michael Reiter, with no duty of inquiry, an individual in Buyer’s organization expected to have knowledge of the matters set forth in this Agreement; provided however, that so qualifying Buyer’s knowledge shall in no event give rise to any personal liability on the part of such individual (or any other officer, director or employee of Buyer or its affiliates) on account of any breach of any representation, warranty or covenant by Buyer herein. Section 13. Reserved. Section 14. Reserved. Section 15. Notices. All notices and other communications which may be or are required to be given or made by any party to the other in connection herewith shall be in writing and shall be deemed to have been properly given on the date: (i) delivered in person, (ii) deposited in the United States mail, registered or certified, return receipt requested, (iii) delivery via electronic mail to the addresses set out in Section 1 and include the phrase “OFFICIAL CONTRACT NOTICE” in the subject line of such electronic mail correspondence or (iv) deposited with a nationally recognized overnight courier, to the addresses set out in Section 1. Such notices shall be deemed effective upon receipt, provided, however, as to item (iii), receipt occurs on or before 11:59 p.m. (Eastern Time) on a Business Day, otherwise, such notice shall be deemed to have been received on the next succeeding Business Day. Any address or name specified in Section 1 may be changed by notice given to the addressee by the other party in accordance with this Section 15. Anything to the contrary notwithstanding, if notice cannot be delivered because of a changed address of which no notice was given as provided, above, or because of rejection or refusal to accept any notice, then receipt of such notice shall be deemed to be as of the date of inability to deliver or rejection or refusal to accept. Any notice to be given by any party may be given by the counsel for such party. Section 16. Reserved. Section 17. Entire Agreement. This Agreement constitutes the sole and entire agreement among the parties hereto with regard to the subject matter hereof, and no modification of this Agreement shall be binding unless in writing and signed by Buyer and Seller. No prior agreement or understanding pertaining to the subject matter hereof (including, without limitation, any letter of intent executed prior to this Agreement) shall be valid or of any force or effect from and after the date hereof. Section 18. No Representations or Warranties.

14 Buyer hereby acknowledges, understands and agrees that it has had an opportunity to inspect the Properties as set forth in Section 6 herein, and except as set forth in this Agreement and the other documents executed and delivered by Seller or its affiliates at Closing, the Properties shall be conveyed at Closing to Buyer in “as-is” condition with no representation or warranties whatsoever. Section 19. Applicable Law. This Agreement shall be construed under the laws of the State of Ohio, without giving effect to any conflict of laws or principles. Section 20. No Brokers. Seller hereby represents and warrants to Buyer that there are no brokers involved or that have a right to proceeds in this transaction or under the Lease, other than Jones Lang LaSalle (“Seller’s Broker”). At Closing, Seller shall pay Seller’s Broker a consulting fee pursuant to a separate written agreement between Seller and Seller’s Broker. Seller and Buyer each hereby agree to indemnify and hold the other harmless from all loss, cost, damage or expense (including reasonable attorneys’ fees at both trial and appellate levels) incurred by the other as a result of any claim arising out of the acts of the indemnifying party (or others on its behalf) for a commission, finder’s fee or similar compensation made by any broker, finder or any party who claims to have dealt with such party. The representations, warranties and indemnity obligations contained in this Section 20 shall survive the Closing and delivery of the Deeds or the earlier termination of this Agreement. Section 21. Attorneys’ Fees. In any action between Buyer and Seller as a result of failure to perform or a default under this Agreement, the prevailing party shall be entitled to recover from the other party, and the other party shall pay to the prevailing party, the prevailing party’s reasonable attorneys’ fees and disbursements and court costs incurred in such action. Section 22. Reserved. Section 23. No Recording. Buyer may not record this Agreement or any memorandum of short form hereof. Section 24. Computation of Time. The time in which any act under this Agreement is to be done shall be computed by excluding the first day and including the last day. If the last day of any time period stated herein shall fall on a day other than a Business Day, then the duration of such time period shall be extended so that it shall end on the next succeeding Business Day. Unless preceded by the word “business,” the word “day” shall mean a calendar day. The phrase “Business Day” or “Business Days” shall have the meaning set forth in Section 1. Time is of the essence with respect to this Agreement and the transactions contemplated hereby.

15 Section 25. Counterparts; Electronic Signatures. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures to this Agreement, any amendment hereof and any notice given hereunder, delivered electronically via .pdf, .jpeg, .TIF, .TIFF, DocuSign or similar electronic format shall be deemed an original signature and fully effective as such for all purposes. Each party agrees to deliver promptly an executed original of this Agreement (and any amendment hereto) with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Agreement (or any amendment hereto), it being expressly agreed that each party to this Agreement shall be bound by its own electronically transmitted signature and shall accept the electronically transmitted signature of the other party to this Agreement. Section 26. Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns. Section 27. No Offer. This Agreement is of no force or effect unless it is signed by Seller and Buyer, and a signed copy of this Agreement delivered by Seller to Buyer. The mailing, delivery or negotiation of this Agreement by Seller or Buyer or any agent or attorney of Seller or Buyer prior to the execution and delivery of this Agreement as set forth in this clause shall not be deemed an offer by Seller or Buyer to enter into this Agreement, whether on the terms contained in this Agreement or on any other terms. Section 28. Waiver of Trial by Jury. THE RESPECTIVE PARTIES HERETO SHALL AND HEREBY DO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, OR FOR THE ENFORCEMENT OF ANY REMEDY GRANTED IN THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY SELLER AND BUYER, EACH OF WHOM HEREBY ACKNOWLEDGES THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. SELLER AND BUYER EACH FURTHER REPRESENT THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. Section 29. Assignment.

16 This Agreement may not be assigned by Buyer or Seller without the prior written consent of the other such party. Notwithstanding the foregoing, Buyer may assign its rights under this Agreement, without the consent of Seller, to any entity which controls, is controlled by, or is under common control with Buyer (control meaning the power, through ownership of voting rights or contract, to manage the decision making of an entity). Buyer shall not assign this Agreement to an entity or individual which would make any of the statements, representations or warranties of Buyer set forth in Section 12 of this Agreement untrue or incorrect and any such assignment shall be null and void and without force and effect. No assignment of this Agreement shall relieve Buyer from any of its obligations set forth herein arising prior to or after the effective date of the assignment. In addition, Buyer shall have the right to direct Seller, upon written notice to Seller prior to Closing, to transfer any individual Property to one or more affiliates of Buyer in lieu of transferring the Properties to Buyer at Closing. The final documents to be delivered at Closing, including, without limitation, the Deeds, the Assignment(s) of Intangible Property, the Lease, shall be conformed to reflect the appropriate transferee as communicated by Buyer in accordance herewith. Section 30. Further Assurances. From time to time, as and when requested by any party hereto, the other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all further or other actions as such other party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement. Section 31. Severability. If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Section 32. Confidentiality. Buyer and Seller shall maintain the existence of this transaction and the terms and provisions contained herein in the strictest confidence and shall not, without prior written consent of the other party (which consent may be withheld in such party’s sole and absolute discretion), disclose to any other person (other than the respective attorneys, accountants, consultants, lenders, agents and/or advisors who are involved in the transaction and potential investors on the condition that all such persons shall be bound by the confidentiality provisions hereof) or entity by any means whatsoever: (a) any information pertaining to the due diligence materials delivered or made available to Buyer by Seller, (b) any information pertaining to the Agreement, or (c) any information or documentation (written or oral) provided by Buyer or Buyer’s agents and representatives concerning Buyer or Buyer’s business. The terms of this Section 32 shall not apply to any information that (i) was publicly available at the time it was communicated to the other party, (ii) becomes publicly available after it was communicated through no violation of this Agreement, (iii) was in such party’s possession free of any obligation

17 of confidence (including any obligations set forth in any applicable Non-Disclosure Agreement) at the time it was communicated, (iv) the party receives such information on a non-confidential basis from a source other than Buyer or Seller, as applicable, or its representatives; provided, however, that such source is not actually known to the party at the time of receipt to be subject to a contractual, legal, fiduciary or other obligation of confidentiality with respect to such information, (v) was or is independently developed, discovered or arrived at by such party without violating any obligations owed by the Seller under this Agreement, or (f) was permitted to be disclosed by written authorization of Buyer or Seller, as applicable. Section 33. Press Release. Neither Seller nor Buyer shall issue any press release or other public announcement with respect to this Agreement to the press or the public without the prior written consent of the other (not to be unreasonably withheld, conditioned, or delayed). Notwithstanding the foregoing, Seller and Buyer, or any direct parent entity of Seller or Buyer, may, without the prior consent of the other party, issue a press release or other public disclosure relating to this Agreement and the transactions contemplated hereby, as the disclosing party may determine is required under the Exchange Act, the Securities Act, the rules and regulations of the U.S. Securities and Exchange Commission or any Securities Exchange, or other applicable laws, rules or regulations. Section 34. As-Is Sale. The Property is being sold on an “AS IS” “WHERE IS” and “WITH ALL FAULTS” basis as of the Closing Date, and, except as otherwise expressly set forth in this Agreement, no representations, warranties, promises, covenants, agreements or guarantees of any kind or character whatsoever, whether express or implied, oral or written, past, present or future have been made or are made and no responsibility has been or is assumed by Seller of, as to, concerning or with respect to any of the following: (i) the condition or repair of the Property or any portion thereof, including environmental conditions; (ii) the suitability of the Property or any portion thereof for Buyer’s intended purposes; (iii) the compliance or non-compliance of the Property or any portion thereof with any applicable laws, rules, ordinances, regulations, statutes, legislation, codes, by- laws, resolutions, orders, decrees or rulings of any applicable governmental authorities; or (iv) the habitability, merchantability or fitness for a particular purpose of the Property or any portion thereof. Buyer acknowledges and agrees that it has had the opportunity to inspect the Property and each component thereof and that Buyer shall purchase the Property and each component thereof based upon such inspection, and upon the Closing, except as otherwise expressly set forth in this Agreement, Buyer shall be deemed to have waived, relinquished and released Seller from and against any and all claims, demands, causes of action (including causes of action in tort, losses, damages, liabilities, costs and expenses, including attorneys’ fees and court costs) of any and every kind or character, known or unknown, including those claims, demands and causes of action arising under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, that Buyer might have asserted or alleged against the Seller or any of the Seller Parties at any time by reason of or arising out of any

18 latent or patent defects or physical conditions, violations of any applicable laws and any and all other acts, omissions, events, circumstances, or matters regarding the Property. The terms and conditions of this Section 34 shall expressly survive the Closing and shall not merge with the Deed or with the provisions of any documents or instruments delivered by Seller or Buyer in connection with the Closing. Section 35. State-Specific Provisions. In addition to those items listed in Section 10(b) above, Buyer shall also deliver (or cause to be delivered) into escrow on the Closing Date a Real Property Conveyance Fee Statement of Value and Receipt (State Form DTE 100) for each Property. Seller shall provide Buyer and/or the Title Insurer with such information as reasonably necessary to complete such forms. [REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURES APPEAR ON THE FOLLOWING PAGES]

[Signature Page to Agreement for Purchase and Sale of Real Property] IN WITNESS WHEREOF, the parties hereto have executed this Agreement for Purchase and Sale of Real Property as of the Effective Date. SELLER: MILACRON LLC, a Delaware limited liability company By: Name: Title: /s/ Nicholas Farrell Nicholas Farrell Assistant Secretary

[Signature Page to Agreement for Purchase and Sale of Real Property] BUYER: HILBAOH001 LLC, a Delaware limited liability company By: Name: Michael Reiter Title: Authorized Representative HILMTOH001 LLC, a Delaware limited liability company By: Name: Michael Reiter Title: Authorized Representative /s/Michael Reiter /s/Michael Reiter

EXHIBITS AND SCHEDULES Exhibit A-1 Exhibit A-2 Exhibit B-1 Exhibit C Exhibit D Exhibit E Exhibit F Exhibit G Exhibit H Schedule 2(c) Schedule 11(c) - Legal Description of Batavia Property* - Legal Description of Mt. Orab Property* - Form of Deed* - Form of Lease - Allocation of Purchase Price* - [intentionally omitted] - [intentionally omitted] - Form of Assignment of Intangible Property* - Form of FIRPTA* - Allocation of Closing Costs* Litigation, Condemnation and Tax Appeals* *Omitted pursuant to Item 601(a)(5). The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

EXHIBIT C FORM OF LEASE [follows this page]

MASTER LEASE AGREEMENT By and Between HILBAOH001 LLC and HILMTOH001 LLC, each a Delaware limited liability company (individually and/or collectively, as the context may require, Landlord) and MILACRON LLC, a Delaware limited liability company (Tenant) **Portions of this exhibit have been redacted in accordance with Item 601(b)(10) of Regulation S-K and certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The information is not material and would cause competitive harm to the registrant if publicly disclosed. An * indicates that information has been redacted.**

i TABLE OF CONTENTS 1. Basic Terms ........................................................................................................................ 1 2. Definitions and Base Provisions ......................................................................................... 2 3. Granting Clause ................................................................................................................ 10 4. Use .................................................................................................................................... 12 5. Rent ................................................................................................................................... 14 6. True Lease ......................................................................................................................... 16 7. Net Lease; Master Lease ................................................................................................... 17 8. Real Estate Taxes .............................................................................................................. 19 9. Personal Property Taxes ................................................................................................... 21 10. Operating Expenses .......................................................................................................... 21 11. Tenant’s Repair and Maintenance Responsibilities .......................................................... 22 12. Compliance with Laws ..................................................................................................... 27 13. Surrender of Premises ....................................................................................................... 28 14. Alterations ......................................................................................................................... 28 15. Entry by Landlord ............................................................................................................. 30 16. Tenant’s Insurance Obligations ........................................................................................ 31 17. OFAC ................................................................................................................................ 36 18. Waiver of Subrogation ...................................................................................................... 37 19. Fire or Other Casualty ....................................................................................................... 37 20. Condemnation ................................................................................................................... 40 21. Indemnification ................................................................................................................. 42 22. Assignment and Subletting ............................................................................................... 43 23. Liens .................................................................................................................................. 50 24. Tenant’s Default................................................................................................................ 51 25. Remedies of Landlord ....................................................................................................... 52 26. Subordination/Attornment ................................................................................................ 54 27. Estoppel Certificate ........................................................................................................... 55 28. Hazardous Materials ......................................................................................................... 56 29. Press Releases ................................................................................................................... 60 30. Holding Over .................................................................................................................... 60 31. Financial Reporting ........................................................................................................... 60 32. Quiet Enjoyment ............................................................................................................... 61 33. Notices .............................................................................................................................. 61 34. Personal Liability .............................................................................................................. 61 35. Entire Agreement .............................................................................................................. 62 36. Amendments ..................................................................................................................... 62 37. Legal Interpretation ........................................................................................................... 62 38. Option to Renew ............................................................................................................... 63 39. Authority to Enter into Lease ............................................................................................ 66 40. Parties Bound .................................................................................................................... 66 41. Counterparts; Electronic Signatures ................................................................................. 66 42. Severability ....................................................................................................................... 66 43. Waiver of Jury Trial; Consequential Damages ................................................................. 66 44. Memorandum of Lease ..................................................................................................... 67

ii 45. Brokers .............................................................................................................................. 67 46. Time is of the Essence ...................................................................................................... 67 47. No Third Party Beneficiary ............................................................................................... 67 48. Guaranty ............................................................................................................................ 67 49. REIT Protection ................................................................................................................ 67 50. Landlord Reimbursement.................................................................................................. 69 51. Confidentiality; Public Offering Information ................................................................... 69 52. Local Law Provisions ........................................................ Error! Bookmark not defined.

1 MASTER LEASE AGREEMENT THIS MASTER LEASE AGREEMENT (this “Lease”) is entered into as of the ___ day of September, 2024 (the “Effective Date”), by and between HILBAOH001 LLC and HILMTOH001 LLC, each a Delaware limited liability company (individually and/or collectively, as the context may require, “Landlord”), and MILACRON LLC, a Delaware limited liability company (“Tenant”). RECITALS A. Tenant was the fee simple owner of the Premises prior to the Effective Date. B. Landlord acquired the Premises from Tenant pursuant to that certain Agreement for Purchase and Sale dated as of the Effective Date (the “Purchase Agreement”). C. In connection with the closing of the transactions contemplated under the Purchase Agreement, Landlord and Tenant are executing this Lease, pursuant to which Landlord shall lease the Premises to Tenant, on the terms and conditions set forth below. NOW THEREFORE, in consideration of the mutual promises, covenants, and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows: 1. Basic Terms. (a) “Base Rent”: Base Rent shall be paid in accordance with and in the amounts set forth on Exhibit A attached hereto and made a part hereof, subject to increases as set forth herein. (b) “Building”: The building or buildings located on the Property set forth on Exhibit B-1 attached hereto and made a part hereof. (c) “Commencement Date”: The Effective Date. (d) “Expiration Date”: The last day of the calendar month in which the twentieth (20th) anniversary of the Commencement Date shall occur, subject to extension pursuant to Section 38 of this Lease. (e) “Option to Renew”: Four (4) additional periods of five (5) years each under the terms and conditions set forth in Section 38 of this Lease. (f) “Premises”: Collectively, the Building and the Property. (g) “Property”: Those certain tracts or parcels of land more particularly described on Exhibit B-1 attached hereto and made a part hereof.

2 (h) “Term”: The period commencing on the Commencement Date and expiring on the Expiration Date, unless extended pursuant to Section 38 of this Lease. 2. Definitions and Base Provisions. For purposes of this Lease, the following terms shall have the meanings indicated below: (a) “ADA”: The Americans with Disabilities Act of 1990, 42 U.S.C. §§ 12101 et seq., as the same may be amended from time to time and any and all rules and regulations which have become effective prior to the date of this Lease under such statutes. (b) “Affiliate”: With respect to Landlord or Tenant, shall mean a person or entity that directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control with such person or entity. (c) “Alterations”: Defined in Section 14(a) hereof. (d) “Anti-Money Laundering Laws”: The BSA and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (commonly referred to as the USA Patriot Act), P.L. 107-56, as the same may be amended from time to time and any and all rules and regulations which have become effective prior to the date of this Lease under such statutes. (e) “Applicable Rent Reduction Percentage” means, with respect to any Site, a fraction, the numerator of which shall be the dollar amount allocated to such Site on Exhibit B-2 attached hereto, and the denominator of which shall be the total dollar amount allocated to all Sites on Exhibit B-2 attached hereto that are then subject to this Lease. (f) “Architect”: A duly licensed architect selected by Tenant to complete any applicable Tenant’s Work, who is reasonably acceptable to Landlord. (g) “Bank”: Defined in Section 22(j)(ii) hereof. (h) “Base Rent”: Defined in Section 1(a) hereof. (i) “BOREC”: Any direct or indirect owner of Landlord that is a “real estate investment trust” within the meaning of Section 856(a) of the Code. (j) “BSA”: The Bank Secrecy Act (otherwise known as the Currency and Foreign Transactions Reporting Act), 31. U.S.C. §§ 310 et seq., as the same may be amended from time to time and any and all rules and regulations which have become effective prior to the date of this Lease under such statutes.

3 (k) “Building”: Defined in Section 1(b) hereof. (l) “Code”: The Internal Revenue Code of 1986 and, to the extent applicable, the Treasury Regulations promulgated thereunder, each as amended from time to time. (m) “Commencement Date”: Defined in Section 1(c) hereof. (n) “Comparable Buildings”: Buildings in the market in which the applicable Building is located that are comparable in size, design, use, age, location, class and quality to such Building. (o) “Confidential Information”: Any and all financial, technical, proprietary, confidential, and other information, including data, reports, interpretations, forecasts, analyses, compilations, studies, summaries, extracts, records, know-how, statements (written or oral) or other documents of any kind, that contain information concerning the business and affairs of a party or its Affiliates, divisions and subsidiaries, which such party or its related persons or entities provide to the other party or its related persons whether furnished before or after the Commencement Date, and regardless of the manner in which it was furnished, and any material prepared by a party or its related persons or entities, in whatever form maintained, containing, reflecting or based upon, in whole or in part, any such information; provided, however, that “Confidential Information” shall not include information which: (i) was or becomes generally available to the public other than as a result of a disclosure by the other party or its related persons or entities in breach of this Lease; (ii) was or becomes available to the other party or its related persons or entities on a non-confidential basis prior to its disclosure hereunder as evidenced by the written records of the other party or its related persons or entities, provided that the source of the information is not bound by a confidentiality agreement or otherwise prohibited from transmitting such information by a contractual, legal or fiduciary duty; or (iii) was independently developed by the other party without the use of any Confidential Information, as evidenced by the written records of the other party. (p) “Control”: (i) With respect to an entity that is a corporation, limited liability company, partnership or other entity, the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the ownership interests of the entity, or (ii) with respect to any entity, the ability to, directly or indirectly, control or direct whether through ownership or voting securities, by contract or otherwise (x) the day-to-day decisions and operations of such entity or (y) the management and policies of such entity.

4 (q) “Default Rate”: The lesser of (i) the Prime Rate plus five percent (5%) per annum, compounding monthly, or (ii) the highest rate allowed by applicable Law. (r) “Effective Date”: Defined in the Preamble hereof. (s) “Encumbrance”: Any claim, lien, pledge, option, charge, easement, security interest, deed of trust, mortgage, lease, sublease, attachment, conditional sales agreement, encumbrance, preemptive right, right of first refusal, right of first offer, covenant, condition, restriction, reciprocal easement agreement, declaration or other right of third parties, whether voluntarily incurred or arising by operation of Law, and includes any agreement to give or enter into any of the foregoing. (t) “Environmental Laws”: All Laws, Permits, orders and other legally- binding declarations of any governmental authority pertaining to environmental, health or safety matters, odors, noise, or Hazardous Materials, including but not limited to the (1) Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. §9601 et seq.), (2) Hazardous Substances Transportation Act (49 U.S.C. §1802 et seq.), (3) Resource Conservation and Recovery Act (42 U.S.C. §6901 et seq.), as amended by the Hazardous and Solid Wastes Amendments of 1984, (4) Water Pollution Control Act (33 U.S.C. §1251 et seq.), (5) Safe Drinking Water Act (42 U.S.C. §300f et seq.), (6) Clean Water Act (33 U.S.C. §1321 et seq.), (7) Clean Air Act (42 U.S.C. §7401 et seq.), (8) Solid Waste Disposal Act (42 U.S.C. §6901 et seq.), (9) Toxic Substances Control Act (15 U.S.C. §2601 et seq.), (10) Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. §11001 et seq.), (11) Radon Gas and Indoor Air Quality Research Act of 1986 (42 U.S.C. §7401 et seq.), (12) National Environmental Policy Act (42 U.S.C. §4321 et seq.), (13) Superfund Amendment Reauthorization Act of 1986 (42 U.S.C. §9601 et seq.), (14) Occupational Safety and Health Act (29 U.S.C. §651 et seq.), (15) Refuse Act of 1999 (33 U.S.C. § 407 et seq.), (16) Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. § 136 et seq.), (17) Marine Protection, Research and Sanctuaries Act (33 U.S.C. § 1401 et seq.), (18) Noise Control Act (42 U.S.C. § 4902 et seq.), (19) Atomic Energy Act (42 U.S.C. § 2011 et seq.) and (20) Nuclear Waste Policy Act of 1982 (42 U.S.C. § 10101 et seq.), and any similar state or local Laws and any and all rules and regulations in effect under such Laws. (u) “Event of Default”: Defined in Section 24 hereof. (v) “Excluded Property”: shall mean the Personal Property, lifts, Alterations designated by Tenant as Excluded Property in accordance with Section 14(a), if any, and any trade fixtures exclusively used in Tenant’s business or the business of any other affiliate of Tenant in the receiving, handling, processing, assembly, manufacture, production, transportation or other

5 operation of Tenant’s or an affiliate’s business, whether such assets are owned by, leased, or financed by third party equipment financiers, and whether such assets are now owned, replaced or hereafter acquired, and including without limitation the items listed on Exhibit L attached hereto. (w) “Expiration Date”: Defined in Section 1(d) hereof. (x) “Final Completion”: With respect to any Tenant’s Work (a) the completion of construction of such Tenant’s Work, including all “punch list” items, in accordance with the applicable Plans as certified by the applicable General Contractor, and (b) all Permits required for the legal occupancy of such Tenant’s Work, if any, have been obtained. (y) “Final Completion Date”: The date that Final Completion of the applicable Tenant’s Work occurs. (z) “Force Majeure” shall mean epidemics, pandemics (other than delays from COVID-19 that are reasonably foreseeable and avoidable), strikes, power failure, acts of God, earthquakes, floods, storms, wind, radiation, enemy action, civil commotion or fire; provided, however, in no event shall Force Majeure include (i) a failure of performance that is due to an affected party’s own negligence or intentional wrongdoing, (ii) any removable or remediable causes which an affected party fails to remove or remedy withing a reasonable time, or (iii) economic hardship of an affected party and under no circumstance will an event of Force Majeure excuse a party’s obligations to make payments which due under this Lease. (aa) “General Construction Contract”: With respect to any Tenant’s Work, the applicable construction contract by and between the applicable General Contractor and Tenant and approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. (bb) “General Contractor”: With respect to any Tenant’s Work, a contractor selected by Tenant to complete such Tenant’s Work and reasonably acceptable to Landlord. (cc) “Guarantor” shall mean Hillenbrand, Inc., an Indiana corporation. (dd) “Hazardous Materials”: Each of the following: (a) any toxic substance or hazardous waste, substance, solid waste or related material, or any pollutant or contaminant; (b) radon gas, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, radiation, mold or other microbial matter, per- and poly-fluoroalkyl substances, or any petroleum product or additive; (c) any substance, gas, material or chemical which is now or hereafter defined as or included in the definition of “hazardous substances,” “toxic substances,” “hazardous materials,” “hazardous wastes,” “regulated substances” or words of similar import under any Environmental Laws; and (d) any other chemical, material, gas, condition or substance, the exposure

6 to or release of which is or may be prohibited, limited or regulated by any governmental authority, or that does or is reasonably likely to pose a hazard to human health or safety or to the environment. (ee) “Indemnified Party”: With respect to any indemnification obligation contained in this Lease, the individual or entity so indemnified by the indemnifying party. (ff) “Landlord”: Defined in the Preamble hereof. (gg) “Landlord Claim”: Defined in Section 21(a) hereof. (hh) “Landlord Indemnified Parties”: Landlord and Landlord Mortgagee, and each of their respective successors and assigns, and their respective members, managers, partners, shareholders, officers, directors, agents, employees, attorneys and representatives. (ii) “Landlord Mortgage”: Defined in Section 26(b) hereof. (jj) “Landlord Mortgagee”: Defined in Section 26(b) hereof. (kk) “Landlord Notice Address”: c/o Blue Owl Real Estate Capital LLC 30 N. LaSalle, Suite 4140 Chicago, Illinois 60602 Attention: Asset Management E-mail: RealEstateAM@blueowl.com With a copy to Kirkland & Ellis LLP 333 West Wolf Point Plaza Chicago, Illinois 60654 Attention: David A. Rosenberg and John G. Caruso E-mail: david.rosenberg@kirkland.com; jcaruso@kirkland.com (ll) “Landlord’s Representatives”: Landlord’s agents, attorneys, representatives, members, directors, officers and employees. (mm) “Late Charge”: Defined in Section 5(c) hereof. (nn) “Law”: All applicable statutes, ordinances, rules, regulations, codes, orders, requirements, directives, binding written interpretations and binding written policies, common law, rulings, and decrees of all local, municipal, state and federal governments, departments, agencies, commissions, boards or political subdivisions.

7 (oo) “LC Amount”: Defined in Section 22(c) hereof. (pp) “LC Expiration Date”: Defined in Section 22(j)(i) hereof. (qq) “LC Issuer Requirements”: Defined in Section 22(j)(ii) hereof. (rr) “Lease”: Defined in the Preamble hereof. (ss) “Letter of Credit”: Defined in Section 22(c) hereof. (tt) “Loss(es)”: Defined in Section 21 hereof. (uu) “NFA”: Defined in Section 28(h) hereof. (vv) “OFAC Laws and Regulations”: All Laws administered by the Office of Foreign Asset Control (“OFAC”) of the U.S. Department of the Treasury, codified at 31 C.F.R. Part 500 (including those named on OFAC’s Specially Designated Nationals and Blocked Persons list) or under any statute, executive order (including the September 23, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), interpretive guidance or other governmental action regarding persons or entities with whom U.S. persons or entities are restricted from doing business, as same may be amended from time to time. (ww) “Option to Renew”: Defined in Section 1(e) hereof. (xx) “Permits”: All permits, licenses, approvals, authorizations, consents, waivers, exemptions, registrations, and certificates obtained from any governmental authority or required by any Law. (yy) “Permitted Encumbrances”: Any and all Encumbrances (i) affecting any portion of the Premises as of the Commencement Date, including, but not limited to, those Encumbrances shown on Landlord’s title policy obtained on the Effective Date, (ii) consisting of current taxes and assessments with respect to the Premises, not yet due or payable, (iii) arising or created by municipal and zoning ordinances and (iv) arising after the Commencement Date that are approved in writing by Landlord in its sole and absolute discretion. (zz) “Permitted Use”: All uses permitted on the Premises from time to time pursuant to applicable Law. (aaa) “Personal Property”: All personal property on the Premises, which shall include, without limitation, all business machinery and equipment, including, but not limited to, specialized equipment unique to the nature of Tenant’s business, business records, furniture, furnishings, communications equipment, office equipment, computer equipment, computer software,

8 computer tapes, computer program tapes, computer program disks, computer program documentation and manuals, computer program codes, customer accounts, customer lists, customer information, inventory and proprietary information which may belong to Tenant or be in the possession of Tenant, which is located or used upon, in or about the Premises during the Term, or any renewal or extension thereof. Any generator and associated equipment located at the Premises, if any, shall constitute a fixture and shall not constitute Personal Property. (bbb) “Plans”: With respect to any Tenant’s Work, the plans and specifications prepared by the Architect and approved by Landlord. (ccc) “Premises”: Defined in Section 1(f) hereof. (ddd) “Prime Rate”: The interest rate per annum as published, from time to time, in The Wall Street Journal as the “Prime Rate” in its column entitled “Money Rate”. The Prime Rate may not be the lowest rate of interest charged by any “large U.S. money center commercial banks” and Landlord makes no representations or warranties to that effect. In the event The Wall Street Journal ceases publication or ceases to publish the “Prime Rate” as described above, the Prime Rate shall be the average per annum discount rate (the “Discount Rate”) on ninety-one (91) day bills (“Treasury Bills”) issued from time to time by the United States Treasury at its most recent auction, plus three hundred (300) basis points. If no such 91-day Treasury Bills are then being issued, the Discount Rate shall be the discount rate on Treasury Bills then being issued for the period of time closest to ninety-one (91) days. (eee) “Prohibited Persons”: Defined in Section 17(b) hereof. (fff) “Property”: Defined in Section 1(g) hereof. (ggg) “Purchase Agreement”: Defined in Recital B hereto. (hhh) “Rating Agencies”: Defined in Section 22(j)(ii) hereof. (iii) “Real Estate Taxes”: Defined in Section 8(a) hereof. (jjj) “Release”: Any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, migrating, presence of, exposure to or disposing into the environment or the workplace of any Hazardous Materials, including the abandonment or discarding of barrels, containers, and other closed receptacles containing any Hazardous Materials. (kkk) “Renewal Amendment”: Defined in Section 38(c) hereof. (lll) “Renewal Notice”: Defined in Section 38(a)(i) hereof.

9 (mmm)“Renewal Option”: Defined in Section 38(a) hereof. (nnn) “Renewal Term”: Defined in Section 38(a) hereof. (ooo) “Rent”: Defined in Section 5(b) hereof. (ppp) “Repossessed Premises”: Defined in Section 25(c) hereof. (qqq) “Restoration Standards”: Defined in Section 19(a) hereof. (rrr) “Site” or “Sites”: The Building and the Property with respect to any one or more, as the context requires, of the locations described in Exhibit B-1. (sss) “SNDA”: Defined in Section 26(a) hereof. (ttt) “Substitute Tenant”: Defined in Section 25(c) hereof. (uuu) “Tanks”: Defined in Section 28(h) hereof. (vvv) “Taxes”: Defined in Section 8(d) hereof. (www) “Tenant”: Defined in the Preamble hereto. (xxx) “Tenant Notice Address”: Milacron LLC c/o Hillenbrand Inc. 1 Batesville Blvd Batesville, IN 47006 Attn: President Email: mac_jones@milacron.com with copy to: Milacron LLC c/o Hillenbrand Inc. 1 Batesville Blvd Batesville, IN 47006 Attn: Regan Schmidt, Esq., VP, Associate General Counsel General Counsel- MTS Email: regan.schmidt@hillenbrand.com Thompson Hine LLP 312 Walnut Street Suite 2000 Cincinnati, OH 45202 Attn: Stephen M. King, Esq. Email: Steve.King@ThompsonHine.com

10 (yyy) “Tenant’s Personal Property”: Defined in Section 13 hereof. (zzz) “Tenant’s Representatives”: Tenant’s agents, attorneys, representatives, directors, officers and employees and any mortgagee of Tenant’s interest in this Lease or in the Premises. (aaaa) “Tenant’s Work”: Defined in Exhibit C hereof. (bbbb) “Term”: Defined in Section 1(h) hereof. (cccc) “Transfer”: Defined in Section 22(b) hereof. (dddd) “U.S. Publicly-Traded Entity”: Defined in Section 17(a) hereof. (eeee) “Utility Charges”: Defined in Section 10(a) hereof. 3. Granting Clause. (a) Landlord, in consideration of the covenants and agreements to be performed by Tenant, and upon the terms and conditions contained in this Lease, does hereby lease, demise, let and deliver to Tenant, and Tenant, in consideration of the covenants and agreements to be performed by Landlord and upon the terms and conditions contained in this Lease, does hereby lease from Landlord, the Premises, to have and to hold for the Term. Tenant acknowledges receipt and delivery of complete and exclusive possession of the Premises, subject to the Permitted Encumbrances. Tenant acknowledges and confirms that for a substantial period prior to and up to and including the execution of this Lease, Tenant has been in continuous ownership and possession of the Premises, and, accordingly, Tenant is fully familiar therewith, and Tenant has examined and otherwise has knowledge of the condition of the Premises prior to the execution and delivery of this Lease and has found the same to be satisfactory for its purposes hereunder. Regardless, however, of any knowledge, examination or inspection made by Tenant and whether or not any patent or latent defect or condition was revealed or discovered thereby, Tenant is leasing the Premises “as is,” “where is” and “with all faults” in its present condition. Tenant hereby irrevocably, unconditionally and absolutely waives and relinquishes any claim or action against Landlord whatsoever in respect of the condition of the Premises as of the Commencement Date, including any patent or latent defects or adverse conditions not discovered or discoverable or otherwise known or unknown by Tenant as of the Commencement Date. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN FACT OR IN LAW, IN RESPECT OF THE PREMISES OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, OR AS TO THE NATURE OR

11 QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, OR THE EXISTENCE OF ANY HAZARDOUS MATERIALS, IT BEING AGREED THAT ALL SUCH RISKS, KNOWN AND UNKNOWN, LATENT OR PATENT, AS BETWEEN LANDLORD AND TENANT ARE TO BE BORNE BY TENANT, INCLUDING ALL RESPONSIBILITY AND LIABILITY FOR ANY ENVIRONMENTAL CONDITION OF THE PREMISES, ENVIRONMENTAL REMEDIATION AND COMPLIANCE WITH ALL ENVIRONMENTAL LAWS EXCEPT AS EXPRESSLY SET FORTH HEREIN TO THE CONTRARY. Without limiting the foregoing, Tenant realizes and acknowledges that factual matters existing as of the Commencement Date now unknown to it may have given or may hereafter give rise to losses, damages, liabilities, costs and expenses that are presently unknown, unanticipated and unsuspected, and Tenant further agrees that the waivers and releases herein have been negotiated and agreed upon in light of that realization and that Tenant nevertheless hereby intends to release, discharge and acquit Landlord and Landlord Mortgagee, and each of their respective successors and assigns, and their respective members, managers, partners, shareholders, officers, directors, agents, attorneys and representatives, from any and all such unknown Losses except to the extent such Losses arise from the negligence or willful misconduct of such parties. (b) Landlord and Tenant covenant and agree that: (i) each will treat this Lease as a true lease for state law reporting purposes except as otherwise required by Applicable Law; (ii) each will treat this Lease under U.S. generally accepted accounting practices and federal, state and local income tax purposes as an “operating lease” or “true lease,” as applicable, unless otherwise determined by Landlord’s professional advisors; provided, that in the event such determination is made, Landlord shall deliver written notice to Tenant of the same including an explanation or report of such determination by Landlord’s professional advisors; and (iii) each party will not, nor will it permit any Affiliate to, at any time, take any action or fail to take any action with respect to the preparation or filing of any statement or disclosure to any governmental authority, including without limitation, any income tax return (including an amended income tax return), to the extent that such action or such failure to take action would be inconsistent with the intention of the parties expressed in this Section 3(b); provided, however, that nothing herein shall prevent a party from settling or offsetting any proposed deficiency or adjustment by any governmental authority challenging such intended income tax treatment, and no party will be required to litigate any proposed adjustment by any governmental authority challenging such intended income tax treatment. In the event that the income tax treatment described in this Section 3(b) is disputed by any governmental authority, the party receiving the notice of the contest shall provide the other party with prompt written notice thereof (which, in any

12 event, shall be within thirty (30) days of receiving notice of such contest from the governmental authority). (c) Tenant acknowledges that, pursuant to the Purchase Agreement, Tenant transferred all of its right and title (both legal and equitable) to the Premises to Landlord and the same is vested in Landlord as of the Effective Date, and that Tenant has only the leasehold right of possession and use of the Premises as provided herein. 4. Use. (a) Tenant may use the Premises for any Permitted Use and ancillary uses associated therewith, in all cases subject to and in compliance with all Laws and Permitted Encumbrances. Tenant shall use the Premises only as provided by and in accordance with all Permitted Encumbrances, subject to Landlord’s reservation of rights herein. Tenant shall not use or occupy the Premises, or any part thereof, nor permit or allow the Premises or any part thereof to be used or occupied, for (x) any purpose or in any manner which is in violation of any Law or a violation of the provisions set forth in Section 28 or any other provision of this Lease or (y) in any manner which violates any certificates of occupancy for the Premises or makes void or voidable any insurance then in force with respect thereto as is required pursuant to Section 16 hereof. Tenant’s occupancy of the Premises will be in compliance with all Laws and insurance requirements, and as otherwise provided in this Lease. Tenant shall neither suffer nor permit the Premises or any portion thereof to be used, or otherwise act or fail to act, in such a manner as (I) might impair Landlord’s title thereto or to any portion thereof, (II) may make possible a claim of adverse use or possession or an implied dedication of the Premises or any portion of the Premises, or (III) may subject the Premises or this Lease to any Encumbrances, other than Permitted Encumbrances. Notwithstanding anything herein to the contrary, Tenant shall not (1) permit any unlawful practice to be carried on or committed in the Premises; (2) make any use of or allow the Premises to be used for any purpose that makes obtaining coverage at impossible (or at such rates that Tenant is not willing to pay); (3) deface or damage the Premises; (4) overload the floors, walls or ceilings of the Premises; (5) commit or suffer any material waste in or about the Premises; (6) use the Premises in any manner that may diminish the value of the Premises in any material respect; or (7) use the Premises for any of the following purposes without the Landlord’s prior consent (in its sole and absolute discretion): (i) bar, nightclub, adult bookstore or video shop or other adult entertainment establishment; (ii) incineration or reduction of garbage or any garbage dumps on the Premises; (iii) mortuary; (iv) fire sale, bankruptcy sale or auction house operation; (v) laundry or dry cleaning plant or laundromat; (vi) gas station; (vii) automobile, truck, trailer or RV repairs on-site; (viii) “flea market”, secondhand, surplus or other “off-price” or deep discount

13 store; (ix) massage parlor; (x) carnival; or (xi) gambling or off-track betting operation. (b) Tenant will not enter into any agreements or consent to any transaction or instruments that will create an Encumbrance on the Premises without Landlord’s prior written consent, which may be granted or withheld in its sole discretion. Tenant shall be responsible for complying with the terms and conditions of, and paying the costs and expenses under, all Encumbrances on the Premises (other than Landlord’s obligations to pay debt service to any Landlord Mortgagee under any Landlord Mortgage). Tenant shall not, without Landlord’s prior written consent (in Landlord’s sole discretion), apply for or otherwise seek or obtain any zoning changes or variances with respect to the Property. If Landlord desires to seek or obtain any zoning changes or variances with respect to the Property, Tenant shall cooperate in all respects therewith, at Landlord’s request, provided that such zoning change or variance will not prohibit Tenant’s use of the Property for its then-current use. Tenant shall cooperate, at no cost or expense to Tenant, in all respects therewith, at Landlord’s request, to secure any estoppels related to an Encumbrance. (c) Tenant, and its customers, vendors, suppliers, invitees, transporters, haulers, guests, and employees, shall, subject to Force Majeure and all applicable Laws, have access to, and the use of, all vehicular and pedestrian roads, roadways, driveways, drive aisles, access ways, entrance and exit ways, walkways, sidewalks, loading docks, truck courts, parking lots, parking areas, parking decks, and other related appurtenances located upon the Premises at all times, day and night, three hundred sixty-five (365) days per year, seven (7) days per week, twenty-four (24) hours per day throughout the Lease Term. (d) Tenant at Tenant’s sole cost and expense shall have the right to locate, design, install and maintain signage on the exterior face of any of the Buildings, monument signage on the Premises, and other types of outdoor and/or exterior signage at or upon the Premises at such locations, in such heights and sizes, and with such content, and, with or without illumination, all as Tenant alone shall determine in its sole and absolute discretion, subject in each instance to compliance with all applicable sign ordinances and other Laws and Governmental Requirements. Landlord shall have the right, exercisable by delivering written notice to Tenant on or before the later of the date that is one hundred eighty (180) days after: (i) such signage is actually installed or (ii) Tenant delivers written notice to Landlord of such installation, to cause Tenant to remove any signage installed by Tenant on the Premises at the end of the Term. Upon the expiration or sooner termination of this Lease, all signage on the Premises required by Landlord to be removed as aforesaid, or any part or parts thereof so designated by Landlord, shall be removed from the Premises by Tenant and the Premises restored, at Tenant’s expense, to the same or better condition than existed

14 immediately prior to the installation of such signage, reasonable wear and tear excepted. Landlord shall not install signage on the Premises without Tenant’s consent; provided that Tenant’s consent shall not be required for Landlord, at any time within twelve (12) months of the expiration of this Lease, to affix to any suitable part of the Premises one or more signs for leasing the Premises and to keep the signage affixed without hindrance or molestation. (e) In addition to such security systems and devices (including gates and other similar devises that limit or prevent access to the Sites or any portion of the Sites) that shall be installed within and/or upon the Buildings and the Premises and/or comprising a part of either Site, Tenant shall have the right, subject to the provisions of Section 14 hereof, to construct, install, operate, maintain, secure, modify, repair, replace, and remove from time to time, security systems and devices as Tenant shall deem either necessary or desirable to limit or prevent access to the Premises and to protect Tenant’s products, systems, designs, and other proprietary matters at or upon the Premises. To the extent that any such systems or devices shall act to limit access to the Premises and/or any Buildings, Tenant shall be required to provide emergency access rights, codes, or other means to Landlord to afford Landlord access to the Premises pursuant to express requirements of this Lease. 5. Rent. (a) Tenant shall pay Base Rent to Landlord in the manner provided in Section 5(b) in equal consecutive monthly installments in advance on or before the first (1st) day of each calendar month commencing as of the Commencement Date and continuing through the Term. If the Term commences on a day other than the first day of a calendar month, or ends on a day other than the last day of a calendar month, Base Rent for such month shall be prorated by multiplying such Base Rent by a fraction, the numerator of which is the number of days of the Term within such calendar month and the denominator of which is the total number of days within such calendar month. Tenant shall pay its first monthly installment of Base Rent, which may be prorated pursuant to this Section 5(a), on the Commencement Date in connection with Landlord’s acquisition of the Premises pursuant to the Purchase Agreement. (b) For purposes of this Lease, the Base Rent, the Real Estate Taxes, the Utility Charges and any and all other amounts, sums, charges, liabilities and obligations which Tenant assumes or agrees to pay or may become liable for under this Lease at any time and from time to time are sometimes collectively referred to as “Rent”; and, in the event of any failure on the part of Tenant to pay any portion of the Rent, every fine, penalty, interest and cost which may be added for nonpayment or late payment of such items, including, without limitation, all amounts for which Tenant is or may

15 become liable to indemnify Landlord and the Landlord Indemnified Parties under this Lease (including reasonable attorneys’ fees and court costs) shall be deemed to be Rent. All Rent is payable in lawful money of the United States of America and legal tender for the payment of public and private debts without notice, demand, abatement, deduction, or setoff under any circumstances, in accordance with the wire or ACH information as Landlord designates to Tenant in writing from time to time (each a “Payment Delivery Instruction”). (c) Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent will cause Landlord to incur costs and administrative complications not contemplated hereunder, the exact amount and scope of which are presently anticipated to be extremely difficult to ascertain. Accordingly, if any installment of Rent due to Landlord is not paid on the date it is due for any reason, Tenant shall pay Landlord upon demand a late charge equal to the lesser of (i) five percent (5%) of the delinquent installment of Rent and (ii) the highest amount allowed by applicable Law (each a “Late Charge”). Notwithstanding the above, except with respect to the payment of Base Rent, Landlord shall provide Tenant with a written notice of such payment default prior to assessing the Late Charge or the Default Rate, and Tenant shall have an additional three (3) business days to cure such payment default before Landlord assesses any such charges; provided, however, that (1) Landlord shall not be required to provide such notice more than one (1) time per calendar year and (2) Landlord shall not assess a Late Charge on any payment made within thirty (30) days following the date Landlord delivers a new Payment Delivery Instruction to Tenant. The parties agree that this Late Charge represents a fair and reasonable estimate of the costs and expenses (including economic losses) that Landlord will incur by reason of late payment by Tenant. The parties further agree that such Late Charge is Rent and not interest and such assessment does not constitute a lender or borrower/creditor relationship between Landlord and Tenant. In addition, any amount of delinquent Rent (including the amount of any Late Charge) due to Landlord shall accrue interest at the Default Rate from the date on which such Rent was due up to the date that such Rent is paid. The payment of such Late Charge or such interest shall not constitute waiver of, nor excuse or cure, any default under this Lease, nor prevent Landlord from exercising any other rights and remedies available to Landlord. Without limitation of the foregoing, Tenant shall be responsible for payment of all interest, late charges, and other costs and fees imposed by third parties with respect to late payments of Utility Charges or other third-party charges that are the responsibility of Tenant hereunder. (d) For any non-scheduled payment of Rent hereunder that is payable by Tenant on demand by Landlord, such shall be due twenty-one (21) days following receipt of written demand therefor by Landlord, without abatement, deduction, or setoff under any circumstances.

16 6. True Lease. (a) It is the intent of Landlord and Tenant that this Lease establish a “true lease” and an “operating lease” of all parcels constituting the Premises for all purposes under the United States Bankruptcy Code, applicable state law, and for Federal income tax purposes. The Rent for the Term is intended to be “fixed rent” within the meaning of Treasury Regulation Section 1.467- 1(h)(3) for each annual period. This Lease is intended to be a “true lease” and does not represent a financing statement, financing lease, financing agreement, device or arrangement, security interest, security agreement, capital lease, mortgage, equitable mortgage, deed of trust, deed to secure debt, trust agreement, or other financing or trust arrangement or any other non-lease transaction, and the economic realities of this Lease are those of a true lease. Each of the parties (1) waives any claim or defense based upon the characterization of the Lease as anything other than a “true lease”, (2) stipulates and agrees not to challenge, and is estopped from challenging, the validity, enforceability or characterization of the lease of the Premises under the Lease as a “true lease,” (3) stipulates and agrees, and is estopped from challenging, that nothing contained in the Lease creates or is intended to create a joint venture, partnership (de facto or de jure), equitable mortgage, trust, financing device or arrangement, security interest or the like, (4) stipulates and agrees, and is estopped from challenging, that none of the agreements contained herein is intended, or shall be deemed or construed, to make Tenant an agent, legal representative, partner, subsidiary or employee of Landlord, or to make Landlord in any way responsible for the debts, obligations or losses of Tenant, and (5) shall support the intent of the parties that the lease of the Premises pursuant to this Lease is a “true lease” and does not create a joint venture, partnership (de facto or de jure), equitable mortgage, trust, financing device or arrangement, security interest or the like, if, and to the extent that, any challenge occurs. Landlord does not intend to convey any fee interest in any of the Premises to Tenant. Tenant does not intend to obtain an interest in the Premises other than a leasehold interest pursuant to the Lease. The Lease may not be construed in any manner to create any relationship between the parties other than a landlord-tenant relationship. (b) If, notwithstanding (x) the form and substance of this Lease and (y) the intent of the parties, and the language contained herein providing that this Lease shall at all times be construed, interpreted and applied to create an indivisible lease of all of the Premises any court of competent jurisdiction finds that this Lease is a financing arrangement, this Lease shall be considered a secured financing agreement and Landlord’s title to the Premises shall constitute a perfected first priority lien in Landlord’s favor on the Premises to secure the payment and performance of all the obligations of Tenant hereunder (and to that end, Tenant hereby grants, assigns and transfers to the Landlord a security interest in all right, title or interest in or to any and all of the Premises, as security for the prompt and

17 complete payment and performance when due of Tenant’s obligations hereunder). 7. Net Lease; Master Lease. (a) Landlord and Tenant acknowledge and agree that (i) this Lease is, and is intended to be, what is commonly referred to as a “net, net, net” or “triple net” lease, and (ii) the Rent shall be paid absolutely net to Landlord, so that this Lease shall yield to Landlord the full amount or benefit of the installments of Base Rent, Real Estate Taxes and all other Rent throughout the Term with respect to the entire Premises, all as more fully set forth in Section 5. All of the costs, expenses, including Landlord’s expenses, responsibilities and obligations of every kind and nature whatsoever foreseen and unforeseen relating to the condition, use, operation, management, maintenance, repair, restoration and replacement of the Premises and all improvements and appurtenances related thereto or any part thereof shall be performed and paid by Tenant, and Landlord shall have no responsibility or liability therefor. Landlord’s expenses include the reimbursement of Landlord’s property, liability and pollution insurance premiums on the Building, if any. Tenant’s covenants to pay Base Rent, Real Estate Taxes and all other Rent hereunder are independent covenants, and Tenant shall have no right to hold back, offset, deduct, credit against or fail to pay in full any such amounts for claimed or actual default or breach by Landlord of whatsoever nature, for Force Majeure or for any other reason whatsoever. For the avoidance of doubt, Tenant shall not have, and hereby expressly and absolutely waives, relinquishes, and covenants not to assert, accept or take advantage of, any right to deposit or pay with or into any court or other third-party escrow, depository account or tenant account with respect to any disputed Rent, or any Rent pending resolution of any other dispute or controversy with Landlord. Tenant hereby expressly waives any and all defenses it may have at law or in equity to payment of Rent, including, without limitation, based on any theories of frustration of purpose, impossibility, or otherwise. (b) Landlord is the owner of the Property. This Lease constitutes a single master lease of all, but not less than all, of the Premises. Landlord and Tenant have executed and delivered this Lease with the understanding that this Lease constitutes a unitary, non-severable, indivisible instrument pertaining to all, but not less than all, of the Premises then leased hereunder by Tenant, and that, except as specifically provided in this Lease (and in such cases only to the extent expressly so stated), neither this Lease nor the duties, obligations or rights of Tenant may be allocated or otherwise divided among the Premises by Tenant. Landlord and Tenant each further acknowledge and agree that each of Landlord and Tenant entered into this single master lease as part of the consideration for entering into the leasing transaction between the parties, and that the transaction would not have been consummated if there were to have been separate lease agreements for each of the individual

18 Sites. Except as expressly provided in this Lease, the Base Rent payable hereunder is payable for all the Sites as a single, indivisible, integrated and unitary economic unit and that but for such integration, the Base Rent payable under this Lease would have been computed on a different basis. A default of any of the terms or conditions of this Lease occurring with respect to any particular Site shall constitute a default under this Lease in its entirety. Landlord and Tenant agree that for the purposes of any assumption, rejection or assignment of this Lease under 11 U.S.C. Section 365 or any amendment or successor section thereof, this is one indivisible and non-severable lease dealing with and covering one legal and economic unit which must be assumed, rejected or assigned as a whole with respect to all (and only all) the Premises then leased by Tenant hereunder, subject to the terms of this Lease. (c) In furtherance of the foregoing, Landlord and Tenant intend that: (i) Landlord and Tenant acknowledge and agree that the Term with respect to any Site, including any term extensions provided for in this Lease, is less than the remaining economic life of any such Site. (ii) The parties acknowledge and agree that the amounts allocated to each Site on Exhibit B-2 are set forth solely for the convenience and use of the parties in making certain calculations as may be necessary from time to time pursuant to the provisions hereof. (iii) The expressions of intent, the waivers, the representations and warranties, the covenants, the agreements and the stipulations set forth in this Section 7 are a material inducement to each of Landlord and Tenant in entering into this Lease. (d) At Landlord’s option following the occurrence and during the continuation of a monetary Event of Default or a material non-monetary Event of Default, Tenant shall be required to deposit with Landlord, at the time of any payment of Base Rent, an amount equal to one-twelfth of the sum of (i) Tenant’s estimated annual real and personal property taxes required pursuant to Sections 8 and 9 hereof (as reasonably determined by Landlord), and (ii) Tenant’s estimated annual maintenance expenses and insurance premium costs pursuant to Section 12 hereof (as reasonably determined by Landlord). Such amounts shall be applied to the payment of the obligations in respect of which said amounts were deposited in such order of priority as Landlord shall reasonably determine, on or before the respective dates on which the same or any of them would become delinquent. The reasonable cost of administering such impound account shall be paid by Tenant. Nothing in this Section 7(d) shall be deemed to affect any right or remedy of Landlord hereunder.

19 8. Real Estate Taxes. (a) During the Term, Tenant shall promptly pay, or cause to be paid, on a cash basis when due to the applicable taxing authority one hundred percent (100%) of all Taxes, including ad valorem, sales, use, rent or similar taxes, including tax increases and re-assessments; payments in lieu of taxes pursuant to any statutory service agreement, payment-in-lieu-of-taxes agreement or the like; transfer taxes, to the extent the same are not a result of a conveyance by Landlord or Landlord’s interest in the Premises; assessments, including assessments for supplemental assessments and public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term, and including assessments under Encumbrances; water, sewer and other utility levies and charges; excise tax levies; fees, including license, permit, inspection, authorization and similar fees; and all other governmental and other charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character and any kind and nature whatsoever in respect of the Premises (including, without limitation, any Building and/or Property) and/or the Rent and all interest and penalties thereon attributable to any failure in payment by Tenant which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon (i) the Premises or any part thereof or any appurtenance thereto, (ii) any Rent reserved or payable hereunder or any other sums payable by Tenant hereunder, (iii) this Lease or the leasehold estate hereby created or the operation, possession, occupancy or use of the Premises or any part thereof, (iv) any occupancy, operation, use or possession of, or sales from or activity conducted on or in connection with the Premises or the Property or the leasing or use of the Premises or the Property or any part thereof, or (v) any document to which Tenant is a party creating or transferring an interest or estate in the Premises, together with any interest or penalties thereon (all of which are hereinafter called “Real Estate Taxes”). Tenant shall make such payments directly to the taxing authorities and shall promptly furnish to Landlord copies of official receipts or other satisfactory proof evidencing such direct payments. Tenant’s obligation to pay Real Estate Taxes shall be absolutely fixed upon the date such Real Estate Taxes become a lien upon the Premises or any part thereof, subject to Section 8(c). Tenant shall also be responsible for all Real Estate Taxes which, on the Commencement Date, are a lien upon the Premises or any part thereof. (b) If Landlord receives a bill for Real Estate Taxes, Landlord shall provide the bill for each installment of Real Estate Taxes to Tenant promptly upon Landlord’s receipt of such bill. Tenant shall pay the Real Estate Taxes set forth on such bill prior to when due. Tenant shall provide Landlord with reasonable evidence that such Real Estate Taxes have been paid. If Tenant shall default in the payment of any Real Estate Taxes, Landlord shall have the right (but not the obligation) to pay the same together with any penalties

20 and interest, in which event the amount so paid by Landlord shall be paid by Tenant to Landlord upon demand with interest thereon at the Default Rate. Tenant may pay any Real Estate Taxes in installments, if payment may be so made without penalty, fine, premium or interest, except that on the termination of this Lease any Real Estate Taxes which Tenant has elected to pay in installments shall be apportioned between Landlord and Tenant based on the time remaining in the Term. All Real Estate Taxes for the tax year in which this Lease shall terminate shall be apportioned between Landlord and Tenant on a cash basis based on the period of such tax year that the Lease Term was in effect prior to termination. (c) Tenant shall have the right, before delinquency occurs, of protesting, contesting, objecting to or opposing, at Tenant’s sole cost and expense, by appropriate legal proceedings conducted in good faith and with due diligence, the legality or amount of any such Real Estate Taxes, assessments or assessed valuations in its own or in Landlord’s name as the case may be, and upon Tenant’s written request, Landlord will, at no out-of-pocket cost or expense to Landlord, reasonably cooperate with Tenant; provided, however, that (i) in the case of any unpaid Real Estate Taxes, lien, attachment, levy, encumbrance, charge or claim pursuant to any Law, the commencement and continuation of such proceedings shall suspend the collection or enforcement thereof from or against Landlord and the applicable Site or Sites, which suspension may be caused by the payment by Tenant of a bond or some other form of security for payment; (ii) neither the applicable Site or Sites, the Rent therefrom nor any part or interest in either thereof would be in any danger of being sold, forfeited, attached or lost pending the outcome of such proceedings solely based on the outcome of the proceeding and not if Tenant has the right to make a curative payment following the outcome of the proceeding to avoid any of the foregoing consequences; (iii) the insurance coverage required by Section 16 shall be maintained; (iv) Tenant shall keep Landlord reasonably informed as to the status of and with copies of all documents in the proceedings, upon request by Landlord; (v) if such contest shall be finally resolved against Landlord or Tenant, Tenant shall promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, and (vi) Tenant shall fund without reimbursement from Landlord any bond, deposit or such other security required by a taxing authority, Landlord Mortgagee, or any other applicable party in connection with any protest or contest contemplated by this Section 8. Landlord shall execute and deliver to Tenant such authorizations and other documents as may reasonably be required in any such contest, provided Tenant shall reimburse Landlord for its actual out- of-pocket costs associated with such execution, and, if reasonably requested by Tenant, Landlord shall join as a party therein (and at no cost or expense to Landlord). The provisions of this Section 8(c) shall not be construed to permit Tenant to contest the payment of Rent or any other amount payable by Tenant to Landlord hereunder. Without limiting any other provision of this Lease, Tenant shall indemnify, defend, protect and save harmless

21 Landlord and all Landlord Indemnified Parties and the Premises from and against any and all liability, costs, fees, damages, expenses, penalties, fines and charges of any kind (including reasonable attorneys’ fees, including those incurred in the enforcement of this indemnity) that may be imposed upon Landlord or the Premises or any portion thereof in connection with Tenant’s exercise of right to perform any such contest and any loss resulting therefrom. Any refund due from any taxing authority in respect of any Real Estate Taxes paid by or on behalf of Tenant received by Landlord shall be paid over by Landlord to Tenant or retained by Tenant. (d) Tenant will indemnify Landlord and/or any Landlord Indemnified Parties, on an after-tax basis, against any fees or taxes, including, but not limited to, Real Estate Taxes and any fees or taxes directly attributable to the Premises on a site level basis (“Taxes”) imposed by the United States or any taxing jurisdiction or authority of or in the United States or any state in connection with this Lease, Landlord’s ownership of the Premises and/or Tenant’s use of the Premises, including, but not limited to, any commercial activity taxes imposed by the State of Ohio under Ohio Rev. Code Chapter 5751 (as the same may be amended or re-codified or any similar or successor law), but excluding, however, penalties and interest thereon, any income taxes, excise taxes, franchise taxes, transfer taxes attributable to the conveyance of Landlord’s interest in the Premises, any so-called margin taxes, capital stock taxes or any other tax based on Landlord’s gross receipts, income or business levied upon Landlord or any tax or charge levied by their terms in lieu of such taxes and assessments. (e) Landlord and Tenant shall, upon request of the other, promptly provide such data as is maintained by the party to whom the request is made with respect to the Premises as may be necessary to prepare any required tax returns and reports required by a governmental authority. 9. Personal Property Taxes. Tenant shall be liable for and shall promptly pay when due all personal property taxes related to Personal Property and Tenant’s Personal Property placed in the Premises. Tenant may, without Landlord’s consent, before delinquency occurs, contest any such taxes related to the Personal Property. 10. Operating Expenses. (a) Utilities. During the Term, Tenant agrees to pay all fees, costs, expenses and charges for electricity, power, gas, oil, water, sanitary and storm sewer, septic system refuse collection, landscaping, telephone, internet, trash removal, security, and other utilities and services consumed, rendered or used on or about the Premises (or any portion thereof) and such utility franchises as may be appurtenant to the use of the Premises (or any portion thereof) (collectively, “Utility Charges”). Landlord acknowledges and

22 agrees that Tenant may enter into contracts for any of the foregoing services or the like without Landlord’s prior consent during the Term; provided, that any such contract shall be terminable by Tenant (or Landlord following termination of this Lease in accordance with its terms) at or prior to the expiration or sooner termination of the Lease or upon no more than ninety (90) days’ prior notice to the third-party servicer. Any resulting termination premium, fee or penalty shall be the sole responsibility of Tenant. (b) Third Party Management. Tenant shall have the right to manage and operate the Premises (or any portion thereof) utilizing third parties for the management and operation thereof, without obtaining Landlord’s prior written consent of such third party. Notwithstanding the appointment of any third-party manager, Tenant shall remain fully responsible for the Premises in accordance with the terms hereof. (c) Tenant agrees to reimburse Landlord for the actual out-of-pocket costs of all insurance premiums for property, casualty or other insurance maintained by Landlord on the Building as required under this Lease, including, without limitation, that certain environmental insurance covering the Property with a limit of not less than $5,000,000 that will respond to an environmental event in the event Tenant defaults on its environmental indemnification pursuant to Section 28(g) (the “Environmental Policy”), together with any renewals, extensions or replacement Environmental Policy procured by Landlord during the Term, which renewal, extension or replacement policies shall have substantially similar terms to the Environmental Policy; provided, however Landlord shall only have the right to maintain insurance covering the Premises against any such claims in such prudent amounts and forms as Landlord shall determine from time to time, and which shall be reasonably consistent with such insurance as is generally maintained by institutional owners of first class commercial and industrial property. For the avoidance of doubt, Landlord shall be entitled to procure and maintain an Environmental Policy meeting the foregoing requirements at all times during the Term, and Tenant agrees to reimburse Landlord for the actual out-of-pocket costs of all insurance premiums with respect to the same. 11. Tenant’s Repair and Maintenance Responsibilities. (a) Throughout the Term, Tenant, at its sole cost and expense, will keep each Site in a substantially similar condition as existed on the Commencement Date, subject to completion of the Required Repairs (reasonable wear and tear, damage from fire or other casualty excepted), whether or not the need for such repairs occurs as a result of Tenant’s use, the elements, or the age of the applicable Building, the applicable Site or Tenant’s Personal Property, or otherwise, and will commit or allow no physical waste with respect thereto, and with reasonable promptness, will make all necessary and appropriate repairs and replacements thereto of every kind and nature,

23 including without limitation those required to keep the Premises in compliance with applicable Laws and insurance requirements, whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen. Tenant’s maintenance, repair and replacement obligations shall extend to and include, without limitation, all systems serving each Site and, subject to any Permitted Encumbrances, any parking areas and landscaping on such Site. The necessity for and adequacy of repairs to any Building or other improvements forming a part of any Site shall be measured by the standard which is appropriate for and equivalent in quality to such Building’s Comparable Buildings. Tenant’s obligations under this Section 11 shall, without limitation, include the maintenance, repair and replacement (a) at all times, of any and all building systems, machinery and equipment which exclusively serve the applicable Site, and (b) the bearing walls, floors, foundations, roofs and all structural elements of each Site. Tenant will not take or omit to take any action the taking or omission of which would reasonably be expected to (i) create (or permit to continue) any dangerous condition at the Premises, or (ii) create (or permit to continue) any condition which might reasonably be expected to involve any loss, damage or injury to any person or property at the Premises. All repairs and replacements shall be in quality and class at least equal to such Building’s Comparable Buildings. Repairs and replacements called for as a result of fire and/or other casualty and condemnation shall be made, if at all, pursuant to the provisions of Sections 19 and 20 hereof, respectively. In connection with the foregoing, Tenant’s obligations shall include (reasonable wear and tear, damage from fire or other casualty excepted) without limitation with respect to each Site, to the extent applicable: (i) Maintaining, repairing, and replacing, as necessary, the roof of the Building on such Site and all parking lots, curbs, drive areas and sidewalks on such Site; (ii) Maintaining and repairing the bearing walls, floors, foundations, and all structural elements of the Building on such Site; (iii) Maintaining (including periodic window washing and periodic painting) and repairing the facade and exterior walls of the Building on such Site; (iv) Repairing and replacing, as necessary, the doors (including, without limitation, any overhead doors) and windows of the Building on such Site, and the mechanisms therefor; (v) Causing the regular removal of garbage and refuse from such Site; (vi) Causing the regular spraying for and control of insect, rodent, animal and pest infestation;

24 (vii) Maintaining in good working order and condition all doors (both swinging and roll-up doors), including, without limitation, any weather seals of such doors; (viii) Servicing, maintaining, repairing and replacing all systems and equipment serving such Site, including, without limitation, heating, ventilation, sprinklers, security, plumbing, and air-conditioning equipment, and generators; (ix) Regular sweeping, cleaning and removal of trash, debris, other materials and stains from such Site and from the immediately adjacent sidewalks, service drives and loading or delivery areas, if any, of such Site, as necessary to keep the same clean and in as good (or better) of condition as existed on the Effective Date; (x) Regular sweeping, cleaning and washing of the interior of the Building, including, without limitation, floors, windows and fixtures, and periodic washing and painting of interior walls as needed; (xi) Repairing broken, damaged or leaking walls, bathrooms, ceilings, or fixtures and equipment in the interior of the Building, including, without limitation, plate glass windows, windows, floors and lighting fixtures; (xii) Irrigating and performing all gardening and landscaping of all lawns, trees, shrubs and plantings comprising part of such Site and clearing of snow and ice on parking lots, drive areas and sidewalks; and (xiii) Tenant shall maintain a contract on at least an annual basis for regular servicing and maintenance (at least once annually) of the heating, ventilating, air conditioning, generator and vertical transportation systems serving the Building, unless Landlord shall otherwise direct Tenant in writing that less frequent servicing or maintenance is permitted. Upon written request of Landlord, Tenant shall submit to Landlord a copy of such fully paid contract and any extensions, renewals or replacements thereof. At a minimum, each maintenance contract for any such equipment shall include a provision that such contractor shall be required to coordinate any activities performed on the roof of the Building by a roofing contractor, so as to not void any roof or related warranties. (b) Landlord shall not be required to furnish any services or facilities or make any repairs or alterations in or to any Site, and unless caused by the negligence or willful misconduct of Landlord, Landlord shall not under any circumstances be required to (i) build or rebuild any improvements on any

25 Site; (ii) make any repairs, replacements, alterations, restorations or renewals of any nature to any Site, whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto; or (iii) maintain any Site (including any parking or common areas which comprise part of any Site) in any way. Tenant hereby expressly and unconditionally waives, to the fullest extent now or hereafter permitted by Law, the right to make repairs or perform any maintenance at the expense of Landlord which right may be provided for in any Law in effect at the time of the execution and delivery of this Lease or which may hereafter be enacted. Tenant hereby assumes the full and sole responsibility for the condition, operation, repair, replacement, maintenance and management of the Premises. However, on default of Tenant beyond the expiration of any applicable notice and cure periods in making such repairs or replacements, Landlord may, but shall not be required to, make such repairs and replacements for Tenant’s account and the expense thereof shall be paid by Tenant to Landlord upon demand with interest at the Default Rate. (c) Except as expressly set forth herein, nothing contained in this Lease and no action or inaction by Landlord shall be construed as (i) constituting the consent or request of Landlord, expressed or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition or maintenance of or to the Premises or any part thereof or any improvements thereto; or (ii) giving Tenant any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Landlord in respect thereof. (d) Without limiting Tenant’s obligations hereunder, Tenant shall complete the work set forth on Exhibit K (the “Required Repairs”) within the timeframes set forth thereon. Following completion of the Required Repairs, Tenant shall deliver reasonable evidence of the same to Landlord, and Landlord shall have the right, at Tenant’s sole cost and expense (which shall not exceed $1,000.00), to enter the Premises to confirm the completion of such Required Repairs. Upon Landlord’s request, Tenant shall provide to Landlord documentation reasonably acceptable to Landlord evidencing Tenant’s completion of the Required Repairs, including, without limitation, any warranties, photographs, plans or lien waivers. (e) If, during the last year of the Term, Tenant is responsible for any repair or replacement, which would be deemed a capital repair or replacement under generally accepted accounting principles, consistently applied (“GAAP”), related to the roof or structure of any Building, any mechanical or utility systems or facilities on any portion of the Property or repaving any parking lot, driveway, roadway or similarly improved surface (each a “Major

26 Capital Replacement”) at the Premises and the useful life of such Major Capital Replacement will extend beyond the Term (the “Extended Term Capital Expenditure”), then Tenant shall provide written notice to Landlord of the need for the Major Capital Replacement, the expected cost thereof, and the fact that the Major Capital Replacement will constitute an Extended Term Capital Expenditure ("Tenant's ETCE Notice"). The cost of any such Major Capital Replacement shall be prorated over the useful life of the relevant item and Tenant shall only be responsible for the prorated amount of such Major Capital Replacement allocable to the period through the expiration date of the Term, and Landlord shall be responsible for the balance, subject to the following: (i) If the Extended Term Capital Expenditure resulted from an Event of Default by Tenant or the negligence of Tenant, Tenant shall bear the full cost of the Extended Term Capital Expenditure. (ii) If, within twenty-one (21) days of receipt of Tenant’s ETCE Notice, Landlord delivers written notice to Tenant that Landlord has determine in its sole discretion that such Major Capital Replacement is not required under this Lease, then, notwithstanding anything contained in this Lease to the contrary, Tenant shall have no obligation to complete the Major Capital Replacement; provided, however, that if Tenant nonetheless elects to complete such Major Capital Replacement, Landlord shall not be responsible for any costs with respect to the same; (iii) Except as set forth in subsection (i), above, Tenant shall pay the upfront cost for the Extended Term Capital Expenditure, but Landlord shall reimburse Tenant for the pro-rata portion of the useful life of the “New Capital Item” (herein so called) to the extent not used by Tenant during the Term, provided Tenant and Landlord shall first reasonably agree on the useful life of the New Capital Item in accordance with GAAP, prior to installation of such item. The portion of the useful life of the New Capital Item used by Tenant during the Term shall be calculated as follows: [# of months (inclusive) between the month in which the New Capital Item was placed in service at the Premises and the last month of the Term] --------------------------------------DIVIDED BY-------------------------------------- [# of months of New Capital Item’s agreed upon useful life] The resulting percentage will then be subtracted from 100% and the difference will be then multiplied by Tenant's documented reasonable Extended Term Capital Expenditure, the result being referred to herein as “Landlord's ETCE Portion”. Landlord shall, at

27 its sole election, either (1) within thirty (30) days of Tenant establishing Landlord’s ETCE Portion for such New Capital Item in accordance with the foregoing calculation, reimburse Tenant in an amount equal to Landlord’s ETCE Portion therefor; or (2) provide a credit to Tenant against future monetary obligations as the same become due and payable under the Lease, including, without limitation, Rent, in an amount equal to Landlord’s ETCE Portion (herein, the “ETCE Credit”; provided, that in the event Landlord elects option (2) above, and to the extent the ETCE Credit has not been depleted to zero prior to the expiration of the Lease, then Landlord shall pay to Tenant a sum equal to the balance of the ETCE Credit within thirty (30) days following the expiration of the Lease. (iv) Notwithstanding the foregoing provisions, Landlord shall have the right, exercisable by written notice to Tenant within ten (10) Business Days after receipt of Tenant's ETCE Notice, to elect to pay the upfront cost of the Major Capital Replacement. In such event, the Base Rent shall be increased for the balance of the Term in order that Landlord will recoup, in monthly installments, Tenant's pro rata share of the cost of the Major Capital Replacement (i.e., the portion of the cost allocable to the period through the expiration date of the Term, compared to the useful life of the Major Capital Replacement). (f) Tenant shall promptly deliver to Landlord invoices and other documentation as reasonably requested by Landlord with respect to each Major Capital Replacement, and Landlord shall reimburse Tenant for Landlord’s ETCE Portion within forty-five (45) days after Landlord and Tenant’s final calculation of the same and such obligation shall survive the expiration or early termination of this Lease. 12. Compliance with Laws. Tenant shall, at its sole cost and expense, use and maintain the Premises in compliance with all Laws, and Tenant shall, at its sole cost and expense, comply with all Laws applicable to or having jurisdiction over the use, occupancy, operation, and maintenance of the Premises, including without limitation, all Environmental Laws, the ADA and other access laws and those which require the making of any structural, unforeseen or extraordinary changes and including those which involve a change of policy on the part of the governmental body enacting the same. Tenant shall, at its sole cost and expense, comply with all Encumbrances affecting any Site or any portion thereof (other than Landlord’s obligations to pay debt service to any Landlord Mortgagee under any Landlord Mortgage). Tenant, at its sole expense, shall comply with the requirements of policies of special form insurance coverage at any time in force with respect to the Premises as required pursuant to Section 16 hereof and with the provisions of all contracts, agreements and restrictions affecting the Premises or any part thereof in effect as of the date hereof or the ownership, occupancy or use thereof. Without diminishing the obligations of Tenant, if Tenant shall at any time fail to comply as promptly as reasonably practicable with any Law applicable to

28 the operation of either Site, or the use and occupation thereof, Landlord may cause such Site to so comply and the reasonable costs and expenses of Landlord in such compliance shall be paid by Tenant to Landlord upon demand with interest thereon at the Default Rate. 13. Surrender of Premises. Upon the expiration of this Lease pursuant to its terms (or, in the event of a termination of this Lease on a date other than the scheduled Expiration Date of this Lease, as promptly as commercially practicable thereafter (but in any event within ten (10) business days thereafter during which 10-business day period Tenant shall be liable for holdover rent pursuant to Section 30 hereof)), Tenant shall surrender to Landlord the Premises, including all Alterations constructed by Tenant therein that Landlord has not requested that Tenant remove in accordance with Section 14 below, with all fixtures appurtenant thereto (but not including Personal Property installed or placed on the Premises by Tenant or any Excluded Property) (collectively, “Tenant’s Personal Property”), free and clear of any occupants or tenancies (including subtenancies) (other than subtenants under subleases as in effect on the date hereof) and in compliance with Laws (including, without limitation, Environmental Laws) and in as substantially the same (or better) condition and repair as existed as of the Commencement Date, reasonable wear and tear and damage from fire or other casualty excepted, and any new buildings, alterations, improvements, replacements or additions constructed by Tenant and remaining at the Premises, in the same or better condition as when completed, reasonable wear and tear and damage from fire or other casualty excepted. Without limitation to the foregoing, at Landlord’s request, Tenant shall commission and provide to Landlord, at Tenant’s sole cost and expense, a Phase I site assessment and, if such Phase I site assessment shows any conditions that did not exist on either Site as of the Effective Date (the “New Condition”), then, at Landlord’s election, a Phase II site assessment of such Site at Tenant’s sole cost and expense, for purposes of confirming the environmental condition of the Premises and Tenant’s compliance with the terms of the Lease with respect to the New Condition only; provided that the performance of such testing that occurs following the Expiration Date shall not be deemed to extend Tenant’s occupancy of the Premises. Any of Tenant’s Personal Property installed or placed on the Premises by Tenant or any subtenant or assignee of Tenant, if not removed within ten (10) business days after termination or expiration of this Lease shall, at Landlord’s election, be deemed abandoned and become the property of Landlord without any payment or offset therefor if Landlord so elects. If Landlord shall not so elect, Landlord may remove such property from the Premises and have it stored or discarded at Tenant’s risk and expense. Tenant shall repair and restore and save Landlord harmless from all damage to the Premises caused by such removal by Landlord, except to the extent caused by the negligence or willful misconduct of Landlord or Landlord’s Representatives. This Section 13 shall survive the expiration of earlier termination of this Lease. 14. Alterations. (a) Tenant shall not make any alterations, renovations, additions or improvements to any Site or any portion thereof (“Alterations”) without first obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed, provided, however, that so long as no Event of Default has occurred beyond any notice or cure period, Landlord’s prior written consent shall not be required, but prior

29 written notice shall be delivered to Landlord accompanied with full and complete drawings and Plans prepared by the Architect or engineer, if applicable, for any Alterations to any Site that: (i) are not structural additions or structural alterations to such Site; (ii) will not change the essential nature of any Building as to its current use or ancillary uses; (iii) will not materially and adversely affect the structural elements or roof of any Building, the proper functioning of a Building’s systems nor the value of such Building; (iv) do not exceed the cost of Three Hundred Fifty Thousand and No/100 Dollars ($350,000.00) on a per project basis (the “Project Threshold”); and (v) do not exceed Seven Hundred Thousand and No/100 Dollars ($700,000.00) in the aggregate for each Site, on an annual basis (the “Annual Threshold” and together with the Project Threshold, collectively, the “Alterations Thresholds”). The Alterations Thresholds shall each increase by two and three-quarters percent (2.75%) annually on each anniversary of the Commencement Date. In seeking approval from Landlord of any Alterations, if required, Tenant shall provide Landlord with (1) written notice as to whether or not such Alteration shall be considered Excluded Property; (2) full and complete drawings and Plans for the proposed Alterations prepared by the Architect or engineer; and (3) notice of whether the Alteration will involve or affect Hazardous Materials. Tenant shall not have the right to seek any zoning changes or variances in connection with any Alterations without Landlord’s approval. Tenant shall reimburse Landlord upon demand for any reasonable out-of-pocket costs, including, without limitation, attorney’s fees and engineering advisor’s fees, and any fees or expenses of a Landlord Mortgagee, related to Landlord’s review of any Alterations request by Tenant. Notwithstanding the foregoing provisions of this Section 14(a), Landlord shall be deemed to have consented to such Alteration in the event Landlord (i) fails to respond to such written request for approval within fifteen (15) days following receipt of the same; and (ii) following Landlord’s failure to respond, Tenant delivers a second written request to Landlord stating that Landlord’s failure to respond within five (5) days of receipt of such second notice, and Landlord fails to respond within such subsequent five (5) day period. (b) All Alterations shall be constructed by Tenant, without expense to Landlord, in a good, first-class, professional and workmanlike manner so as not to void or make voidable any roof or other warranties, employing materials of first-class quality free of known material defects, and in compliance with all Law, all applicable Encumbrances and all regulations and orders, rules and regulations of the Board of Fire Insurance Underwriters (or any other body exercising similar functions), and in compliance with the terms and conditions of this Lease. Tenant shall comply with the insurance requirements set forth in Section 16(j). (c) Promptly upon the completion of construction of any Alteration that is permanently affixed to the Premises and alters the existing footprint or elevation of a Building, Tenant shall deliver to Landlord one complete set

30 of “as built” drawings thereof (and if the Alterations involve any change to the footprint of the applicable Building or the erection of a new building, an ALTA survey for the applicable Site certified to Landlord and any Landlord Mortgagee), proof of payment for all labor and materials, and if and to the extent commercially obtainable, copies of guarantees, if any, from the General Contractor in favor of Landlord and Tenant (jointly and separately) against defects and deficiencies in materials and workmanship, and requiring the correction of the same upon demand of Landlord and Tenant at the expense of such General Contractor. (d) Unless designated as Excluded Property in accordance with Section 14(a) above, all Alterations, whether temporary or permanent in character, made in or upon the Premises either by Landlord or Tenant (other than Tenant’s Personal Property installed or placed on the Premises by or on behalf of Tenant) shall be Landlord’s property, and will remain with the Premises without compensation to Tenant. Notwithstanding the foregoing, in the case of any Alteration requiring Landlord’s prior written approval, Landlord may condition such approval on Tenant’s agreement to remove all or a portion of such Alteration at the end of the Term. Only if Landlord has conditioned such approval upon Tenant’s removal of the Alteration at the expiration of the Lease, Landlord shall have the right, exercisable by delivering written notice Tenant, prior to the Expiration Date, to elect to cause Tenant to remove any Alteration approved by Landlord at the end of the Term. If Landlord does not notify Tenant that Tenant is obligated to remove such Alteration, such Alteration may be removed by Tenant or remain at the Site, as determined by Tenant. Upon the expiration or sooner termination of this Lease, all Alterations on the Premises required by Landlord to be removed as aforesaid, or any part or parts thereof so designated by Landlord, shall be removed from the Premises by Tenant and the Premises restored, at Tenant’s expense, to the same or better condition than existed immediately prior to the construction of the Alteration, reasonable wear and tear, and damage from fire or other casualty excepted. 15. Entry by Landlord. Landlord or Landlord’s Representatives shall have the right, after providing written notice not less than three (3) business days in advance (except in the event of an emergency where Landlord shall endeavor to provide reasonable advance notice of such entry, to the extent feasible), to enter, from time to time, any Site or any portion thereof during normal business hours (or at such other times as approved by Tenant in advance, which approval shall not be unreasonably withheld or delayed, or as may be reasonably necessary in emergency situations) to (i) inspect such Site, (ii) exercise its rights and/or obligations under this Lease, or (iii) show such Site to prospective purchasers, lenders or prospective tenants; and Tenant shall not be entitled to any abatement or reduction of Base Rent by reason thereof, nor shall such entry or action by Landlord constitute an actual or constructive eviction or repossession, without Landlord’s express intention to do so as expressed in writing. No such entry shall be deemed an eviction of Tenant. At any time during which Landlord or Landlord’s Representatives are on any Site, they shall use

31 commercially reasonable efforts to not unreasonably interrupt or interfere with Tenant’s use of such Site, shall not cause any damage or injury to persons or property on such Site, and shall substantially comply with all reasonable safety and security protocols established by Tenant consistent with industry standards. Tenant may have a Tenant representative accompany Landlord at all times (without any obligation to do so), so long as Tenant makes such representative available. 16. Tenant’s Insurance Obligations. (a) During the Term, Tenant shall provide and maintain property insurance on the Buildings and other improvements on the Sites on a special causes of loss basis against physical loss or damage by fire and other risks and perils, including but not limited to, flood, earthquake, windstorm, including named windstorm, and hail, in amounts no less than the full replacement cost, excluding excavations, footings and foundations, and with a deductible to be determined by Tenant. Such insurance shall be on terms (i) that have an agreed amount endorsement or with no co-insurance provisions; and (ii) with no exclusions for vandalism, malicious mischief, sprinkler leakage. Boiler and Machinery Coverage shall be procured either by endorsement to the property policy or under a separate placement in an amount no less than one hundred percent (100%) of the replacement cost or as otherwise reasonably approved in writing by Landlord. (b) The property insurance required hereunder shall include coverage terms equivalent to (i) cover loss sustained when access to all or a portion of a Building is prevented due to an insured peril at a location in the vicinity of the Premises; (ii) cover loss sustained due to the action of a public authority preventing access to a Building provided such order is the direct result of physical damage of the type insured against at such Building or within 1,000 feet of it; (iii) insure loss caused by damage or mechanical breakdown; (iv) provide an ordinance or law extension with the undamaged portion of the building included up to the building limit and at least a limit equal to twenty percent (20%) of the building limit for demolition and increased cost of construction; (v) cover loss sustained due to the accidental interruption or failure of supplies of electricity, gas, sewers, water or telecommunication up to the terminal point of the utility supplier with the Premises; (vi) name Landlord as an Additional Insured and Loss Payee, and its lender(s) and other designees as the Mortgagee and contain a loss payee endorsement and (vii) reasonable and necessary cleanup of land & water contamination which is a direct result of covered physical damage or loss to the insured property. In addition to the foregoing coverages on each Building and other improvements upon the Premises, Tenant shall maintain property insurance covering Tenant’s machinery, equipment, furniture, fixtures, and all other Tenant’s Personal Property at a limit of liability determined by Tenant in its sole discretion. During the period of any restoration and repair of the Premises or any portion thereof, Tenant shall maintain a special causes of loss property policy or an “all-risk” Builder’s Risk policy on a completed

32 value basis for the full replacement cost of the property being repaired and restored, if and when there is a structural restoration and/or major repair required at any Building. All parties with an insurable interest, including Landlord and its designees, must be insureds under this property or builder’s risk policy. To the extent any portion of the Premises is located within a Special Flood Hazard Area, Tenant shall maintain NFIP flood insurance for the Premises. (c) During the Term, Tenant shall also provide and maintain the following insurance at the terms and in the limits specified below for the Premises: (i) Commercial General Liability Insurance against claims for third party Bodily Injury, Personal/Advertising Injury, Property Damage, and Products/Completed Operations Liability. Such insurance shall be written on an occurrence basis, with a “per location” general aggregate applying to designated leased premises, and such coverage shall include, but not be limited to, liability for insured contracts and separation of insureds. Limits shall be no less than One Million and No/100 Dollars ($1,000,000.00) per occurrence and Two Million and No/100 Dollars ($2,000,000.00) general aggregate with a self-insured retention or deductible to be determined by Tenant. Tenant shall cause Landlord and its lender(s) or other designees to be named as additional insureds under such insurance. (ii) Workers Compensation and Employer’s Liability Insurance insuring against and satisfying Tenant’s obligations and liabilities under the workers compensation laws of the jurisdiction in which the Premises are located, with Employers Liability minimum limits per insured of One Million and No/100 Dollars ($1,000,000.00) Bodily Injury each accident; One Million and No/100 Dollars ($1,000,000.00) Bodily Injury by disease, each employee; and One Million and No/100 Dollars ($1,000,000.00) Bodily Injury by disease policy limit. Policies shall include Voluntary Coverage. Tenant’s worker’s compensation policy shall include a waiver of subrogation in favor of the Landlord and any Landlord Mortgagee or other designees. (iii) Automobile Liability Insurance for liability arising out of claims for bodily injury and property damage arising from owned (if any), leased (if any), non-owned and hired vehicles used in the performance of the business upon the Premises, with a combined single limit of One Million and No/100 Dollars ($1,000,000.00) per accident for bodily injury and property damage. (iv) Umbrella or Excess Liability Insurance written on an occurrence basis and covering claims in excess of the underlying insurance

33 described in the foregoing subsections (1), (2) and (3) above, with a with a self-insured retention no greater than Twenty Five Thousand and No/100 Dollars ($25,000) and a minimum $15,000,000 umbrella/excess limit. Such insurance shall contain a provision that it will drop down as primary and non-contributory in the event that the underlying insurance policy aggregate is exhausted. Tenant shall cause Landlord and any Landlord Mortgagee or other designees to be named as additional insureds under such insurance. (v) As and to the extent Tenant engages in the sale of alcoholic beverages upon the Premises, liquor liability insurance with a minimum limit of One Million and No/100 Dollars ($1,000,000.00), with Landlord and its lender(s) or other designees endorsed as an additional insured. (vi) Business interruption insurance ensuring that the Base Rent will be paid to the Landlord on a “gross earnings” basis. Subject to Lender requirement, Landlord will place gap insurance as required and Tenant shall reimburse Landlord for such insurance. (vii) Terrorism insurance of at least $100,000,000 for each and every occurrence covering real property and loss of rent. (d) The required limits and coverages of all insurance set forth in Sections 16(a) and 16(b) above may be reasonably adjusted by Landlord from time to time (but not more frequently than once every five (5) years) provided that in such event such coverage shall not exceed the insurance coverage conformities and custom of insuring liability in Comparable Buildings at such time, but in all events conforming to reasonable, standard and prudent practices for the operations of facilities comparable in scope to the Sites. (e) In the event of a casualty or other loss under any property insurance policy, Tenant shall be responsible for claim costs up to the amount of the policy deductible. Tenant shall also cause all such property policies to permit Tenant’s waiver of claims against Landlord under Section 18 for matters covered thereby. Tenant shall cause Landlord to be named as an Additional Insured and Loss Payee, and Landlord Mortgagee and any superior lessor or fee owner to be named as Additional Insureds and loss payees and/or mortgagees, as their interests may appear, under all property insurance policies and shall cause the coverage to continue for Landlord’s benefit notwithstanding any act or omission on Tenant’s part. By this Section 16, Tenant intends that the risk of loss or damage to the Premises and all property thereon, including Personal Property and Tenant’s Personal Property described above, be borne by responsible property insurance carriers and Tenant hereby agrees to look solely to, and to seek recovery only from, its respective property insurance carriers, in the event of a loss of a type described above to the extent that such coverage is agreed to be

34 provided hereunder. For this purpose, any applicable deductible shall be treated as though it were recoverable under such policies. (f) All insurance required to be maintained by Tenant pursuant to Sections 16(a) and 16(b) must be maintained with insurers authorized to do business in the jurisdiction in which the Premises is located and which have a financial strength rating of (1) “A” or better by S&P, “A2” or better by Moody’s, if Moody’s rates the insurance company and is rating Landlord’s loan and “A” or better by Fitch, if Fitch rates the insurance company and is rating Landlord’s loan, (provided, however for multi-layered policies, (A) if four (4) or less insurance companies issue the Policies, then at least 75% of the insurance coverage represented by the Policies must be provided by insurance companies with a claims paying ability rating of “A” or better by S&P, “A2” or better by Moody’s, if Moody’s rates the insurance company and is rating Landlord’s loan, “A” or better by Fitch, if Fitch rates the insurance company and is rating Landlord’s loan, with no remaining carrier below “BBB” by S&P, “Baa2” by Moody’s, if Moody’s rates the insurance company and is rating Landlord’s loan, and “BBB” or better by Fitch, if Fitch rates the insurance company and is rating Landlord’s loan or (B) if five (5) or more insurance companies issue the Policies, then at least sixty percent (60%) of the insurance coverage represented by the Policies must be provided by insurance companies with a claims paying ability rating of “A” or better by S&P, “A2” or better by Moody’s, if Moody’s rates the insurance company and is rating Landlord’s loan and “A” or better by Fitch, if Fitch rates the insurance company and is rating Landlord’s loan with no remaining carrier below “BBB” by S&P, “Baa2” by Moody’s, if Moody’s rates the insurance company and is rating Landlord’s loan and “BBB” by Fitch, if Fitch rates the insurance company and is rating Landlord’s loan) and (2) a rating of “A-:VIII” or better in the current Best’s Insurance Report. Tenant shall provide to Landlord, and at each renewal of expiring policies, such certificates as may be reasonably required to establish that the insurance coverage required by this Section 16 is in effect from time to time and that, to the extent commercially available, the insurer(s) have agreed to give Landlord and Landlord Mortgagee at least thirty (30) days’ notice prior to any cancellation of the required coverage. Landlord and Tenant shall cooperate with each other in the collection of any insurance proceeds which may be payable in the event of any loss, including the execution and delivery of any proof of loss or other actions required to effect recovery. Tenant shall cause all liability and property policies maintained by Tenant to be written as primary policies, not contributing with and not supplemental or excess to any coverage that Landlord or Landlord Mortgagee may carry. (g) Tenant may provide the insurance required by virtue of the terms of this Lease by means of a combination of primary and excess or umbrella coverage and by means of a policy or policies of blanket property insurance so long as (i) the amount of the total insurance allocated to each Site under the terms of the blanket policy or policies furnishes protection equivalent to

35 that of separate policies in the amounts required by the terms of this Lease, and (ii) the blanket policy or policies comply in all other respects with the other requirements of this Lease. (h) If Tenant fails to obtain the insurance coverage, as set forth in this Section 16 and does not cure its failure within ten (10) business days after written notice from Landlord, Landlord may, at its option, obtain such insurance for Tenant, and Tenant shall, upon demand, pay, as additional Rent, the cost thereof. (i) All policies of insurance required to be maintained by Tenant pursuant to this Lease shall be endorsed, if commercially available, so that if at any time should they be not renewed or canceled, Landlord and Landlord Mortgagee will be given thirty (30) days, except for non-payment of premium which shall be for ten (10) days written notice from such insurer. Tenant will provide to Landlord and Landlord Mortgagee written notice of an erosion of limits due to claims incurred which is equivalent to fifty percent (50%) of the limits agreed upon in this Section. In addition to the foregoing, all policies of insurance required to be maintained pursuant to this Lease shall contain terms in accordance with Tenant’s normal business practice and reasonably acceptable to Landlord and shall (i) contain a separation of insureds clause; (ii) name Landlord, Landlord Mortgagee, any ground lessor of the Premises and other entities as mortgagee, additional insureds and/or loss payees, as their interests may appear and as required by contract; and (iii) be endorsed to waive any rights of subrogation against Landlord, its lenders, and their respective officers, directors, employees, agents, partners, and assigns. (j) Prior to the Commencement Date, and at each policy anniversary, Tenant shall furnish Landlord with certificates of insurance, in a form reasonably acceptable to Landlord, evidencing all of the insurance required by the provisions of this Lease for the benefit of Landlord and required to be in force by the provisions of this Lease. Such certificates of insurance shall be executed by each insurer or by an authorized representative of each insurer where it is not practical for such insurer to execute the certificate itself. Such certificates of insurance/binders shall identify insurers, the type of insurance, the insurance limits and deductibles and the policy term and shall include copies of endorsements as required to comply with insurance required by this Lease (k) Prior to the commencement of construction of any Alteration, any party, including Tenant, shall deliver to Landlord certificates evidencing the existence of (i) statutory workmen’s compensation insurance covering all employees of the party. All worker’s compensation policies will include a waiver of subrogation in favor of the Landlord; (ii) commercial general liability insurance, including completed operations coverage, endorsing Landlord and its designees as Additional Insureds with minimum limits of

36 $1,000,000 per occurrence and $2,000,000 general aggregate, (iii) minimum umbrella limits of $10,000,000 each occurrence and general aggregate; and (iv) regardless of the party performing the alterations, the Tenant shall maintain all risk property coverage, either under its own property policy or a separate builder’s risk policy for the full replacement value of the alterations and existing building. All parties with an insurable interest, including Landlord, must be insureds under this property or builder’s risk coverage during the duration of the alterations. (l) If at any time during the term of this Lease, (x) Tenant or Guarantor is in breach of its obligations hereunder or under the Guaranty, as applicable; (y) either Tenant or Guarantor becomes insolvent, makes an assignment for the benefit of creditors, institutes a proceeding under state or federal bankruptcy or insolvency laws (or successor laws), or is adjudged bankrupt or insolvent in proceedings filed against either Tenant or Guarantor or (z) neither Tenant nor Guarantor has a credit rating of BB+ or better from S&P Global Ratings or the equivalent credit rating from Moody’s Investors Service, DBRS Morningstar, or Fitch Ratings (the “Credit Rating Test”), Landlord may, at its option, obtain any insurance required of Tenant under this Lease, and Tenant shall pay as additional Rent the cost thereof. 17. OFAC. (a) Tenant has taken and will take all reasonable measures, in accordance with all applicable Anti-Money Laundering Laws, with respect to each holder of a direct or indirect ownership interest in the Tenant, to assure that funds invested by such holders in the Tenant are derived from legal sources; provided, however, none of the foregoing shall apply to any person to the extent that such person’s interest in Tenant is in or through an entity whose stock or shares are listed and traded on any recognized stock exchange located in the United States (a “U.S. Publicly-Traded Entity”). (b) Tenant hereby represents and warrants that neither Tenant, nor, to the actual knowledge of Tenant, any persons or entities holding any legal or beneficial ownership interest (direct or indirect) whatsoever in Tenant (1) has been designated by the President of the United States or OFAC pursuant to the Trading with the Enemy Act, 50 U.S.C. App. § 5, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06, the Patriot Act, Public Law 107-56, Executive Order 13224 (September 23, 2001) or any Executive Order of the President issued pursuant to such statutes; or otherwise a person with whom U.S. Persons are prohibited from dealing pursuant to OFAC Laws and Regulations (including without limitation Persons identified on the “List of Specially Designated Nationals and Blocked Persons”) (any of the foregoing, and any person owned or controlled by any of the foregoing, “Prohibited Persons”), (2) is under investigation by any governmental authority for, or has been charged with, or convicted of, any violation of any Anti-Money Laundering Laws, or drug

37 trafficking, terrorist-related activities or other money laundering predicated crimes or a violation of the BSA, (3) has been assessed civil penalties under these or related laws, or (4) has had any of its funds seized or forfeited in an action under the foregoing or related laws; provided, however, none of the foregoing shall apply to any person to the extent that such person’s interest is in or through a U.S. Publicly-Traded Entity. If the foregoing representations are, or become untrue at any time during the Term, and Landlord suffers actual damages as a result thereof, an Event of Default will be deemed to have occurred, without the necessity of notice to Tenant. (c) Tenant has taken and will take reasonable steps, consistent with industry practice for comparable organizations and in any event as required by Law, to ensure that Tenant is and shall be in compliance with all (1) Anti-Money Laundering Laws and (2) OFAC Laws and Regulations. Tenant will not during the Term knowingly engage in any transactions or dealings, or knowingly be otherwise associated, with any Prohibited Persons in connection with the use or occupancy of the Premises. (d) A breach of the representations and/or covenants contained in this Section 17 by Tenant as a result of which Landlord suffers actual damages shall constitute an immediate Event of Default and shall entitle Landlord to any and all remedies available hereunder, or at law or in equity. 18. Waiver of Subrogation. Notwithstanding anything to the contrary set forth in this Lease, to the fullest extent permitted by Law, neither Landlord nor Tenant shall be liable (by way of subrogation or otherwise) to the other party (or to any insurance company insuring the other party) for any loss or damage to the property of the releasing party to the extent the loss or damage is covered by property insurance carried or required by this Lease to be carried by the releasing party EVEN THOUGH SUCH LOSS MIGHT HAVE BEEN OCCASIONED BY THE NEGLIGENCE OR WILLFUL ACTS OR OMISSIONS OF LANDLORD OR TENANT OR THEIR RESPECTIVE EMPLOYEES, AGENTS, CONTRACTORS OR INVITEES. Landlord and Tenant shall give each insurance company which issues policies of insurance, with respect to the items covered by this waiver, written notice of the terms of this mutual waiver, and shall have such insurance policies properly endorsed, if necessary, to prevent the invalidation of any of the coverage provided by such insurance policies by reason of such mutual waiver. For the purpose of the foregoing waiver, the amount of any deductible or self-insured retention applicable to any loss or damage shall be deemed covered by, and recoverable by the insured under the insurance policy to which such deductible or self-insured retention relates. Each party shall pay any additional expense, if any, for obtaining such waiver. 19. Fire or Other Casualty. (a) All proceeds (except business interruption insurance proceeds not allocated to Rent expenses) payable by reason of any property loss, damage, or destruction of or to any Site by fire or other casualty, or any portion thereof,

38 under any property policy of insurance required to be carried hereunder, shall be paid to Landlord, to be held by Landlord or Landlord Mortgagee for purpose of restoration of such Site and made available to Tenant upon request, pursuant to the procedures set forth in this Section 19 for the reasonable costs of preservation, stabilization, emergency restoration, business interruption (other than any amount allocated to Rent expenses), reconstruction and repair, as the case may be, of any damage to or destruction of such Site, or any portion thereof; provided, however, that the portion of such proceeds that are attributable to Tenant’s obligation to pay Rent shall be applied against Rent due by Tenant hereunder. All proceeds paid to Tenant shall be used first for the repair of any damage to the applicable Site (other than such payment of Rent). Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction of the applicable Site to substantially the same condition as existed immediately before the damage or destruction and with materials and workmanship of like kind and quality, and in accordance with the general terms and conditions of Exhibit C attached hereto, as applicable (collectively, “Restoration Standards”), shall be retained by Landlord. Tenant shall have the right to reasonably prosecute and settle insurance claims, provided that Tenant shall consult with and involve Landlord in the process of adjusting any insurance claims under this Section 19. (b) Subject to the terms of this Section 19, Landlord shall promptly make available to Tenant the insurance proceeds (net of all reasonable administrative and collection costs, including reasonable attorneys’ fees) paid to Landlord for such repair and rebuilding of the applicable Site as it progresses (other than business interruption proceeds to be allocated to Rent expenses as aforesaid). Payments shall be made against certification of the Architect responsible for the supervision of the repairs and rebuilding that the work had been performed substantially in conformance with the approved plans and specifications therefor and the value of the work in place is equal to not less than the aggregate amount advanced by Landlord for the payment of such work. Prior to commencing the repairing and rebuilding, Tenant shall deliver to Landlord an estimated schedule for completion of such work, which shall be subject to Landlord’s approval, not to be unreasonably withheld, conditioned or delayed. Landlord may, however, withhold five percent (5%) from each payment until the work has been completed and unconditional lien releases and/or other proof has been furnished to Landlord that no lien or liability has attached, or will attach, to the applicable Building or the Property or to Landlord in connection with repairing, reconstructing and rebuilding. Landlord shall contribute to such payments, out of the insurance proceeds being held by Landlord, an amount equal to the proportion that the total net amount so held by Landlord bears to the total estimated cost of repairing and rebuilding, multiplied by the payment by Tenant on account of such work. In addition, disbursement of such proceeds to Tenant are subject to any reasonable and customary conditions of a Landlord Mortgagee.

39 (c) If any Site or any portion thereof is damaged by fire or other casualty, whether or not from a risk covered by insurance, Tenant shall give Landlord prompt written notice thereof upon Tenant becoming aware of such damage and Rent shall continue unabated notwithstanding any casualty. Tenant waives any statutory rights of termination which may arise by reason of any damage or destruction of the Premises or any portion thereof. (d) In the event of a fire or other casualty, Tenant shall, at its expense regardless of the amount of any such damage or destruction and whether or not the insurance proceeds attributable such damage or destruction made available to Tenant, if any, shall be sufficient for the purpose, cause the applicable Site to be repaired, restored and replaced in accordance with all Law, this Section 19(d) and the Restoration Standards, as expeditiously as practicable using reasonable diligence to a condition as nearly as practicable to that which existed immediately prior to occurrence of the fire or other casualty and otherwise in a good workmanlike manner, using new materials of like quality. (e) No damage or destruction of any Site or any portion thereof as a result of fire or any other hazard, risk or casualty whatsoever shall relieve Tenant from Tenant’s liability and obligation to timely pay the full Rent payable under this Lease and Rent shall continue unabated notwithstanding any casualty. (f) Notwithstanding any other provisions hereof to the contrary and provided there shall be no Event of Default existing on the part of Tenant at such time, if during the last twelve (12) months of the Term or of any Renewal Term, either of the Buildings are partially damaged or destroyed and Tenant reasonably estimates (a) such Building is rendered unusable for Tenant’s business purposes for a period of one (1) year or more; or (b) that the cost to repair, restore, or rebuild the damaged or destroyed Building(s) exceed eighty percent (80%) of the full insurable value of such Building at the Site, then Tenant shall have the right to terminate this Lease by Notice to Landlord given not later than thirty (30) days following the date of such damage or destruction, in which case (i) this Lease shall terminate with respect to such Site as of the date specified in Tenant’s notice, (ii) Tenant shall be obligated to pay Rents to Landlord through such termination date of this Lease, and (iii) Landlord shall be entitled to all insurance proceeds payable pursuant to the coverages maintained related to the same, and Landlord shall have the sole right to adjust, compromise and settle any and all claims related thereto in its sole discretion without any liability to Tenant. Upon such partial termination with respect to such Site, (x) this Lease shall remain in full force and effect with respect to the other Site and (y) thereafter the Base Rent shall be reduced by an amount equal to the product of (i) the Applicable Rent Reduction Percentage for such Site, and (ii) the aggregate Base Rent in effect at such time.

40 (g) The provisions of this Lease, including this Section 19 constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, and any Law with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any similar or successor Laws now or hereinafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises. 20. Condemnation. (a) Tenant and Landlord shall promptly give the other written notice upon knowledge of the actual or threatened commencement of any condemnation or eminent domain proceeding or other governmental taking affecting any Site or any portion thereof, and, to the extent not otherwise received, shall deliver to the other copies of any and all papers served in connection therewith. Subject to the remainder of this Section 20, if during the Term all or any part of any Site shall be taken for any public or any quasi-public use under any statute or by right of eminent domain or by private purchase in lieu thereof, all compensation awarded or paid as a result thereof shall belong to and be the property of Landlord without any participation by Tenant and without any deduction therefrom for any estate hereby vested in or owned by Tenant and Tenant hereby irrevocably assigns to Landlord any award or payment to which Tenant may be or become entitled by reason of any taking of any Site or any part thereof, subject to the other provisions of this Section 20. Landlord shall have the exclusive power to collect, receive and retain any such award proceeds and to make any compromise or settlement in connection with such award. Nothing herein shall be deemed to preclude Tenant from prosecuting any claim directly against the condemning authority in such condemnation proceeding for loss of business or depreciation to, damage to or cost of removal of, or for value of, stock, trade fixtures, furniture, machinery, equipment and other personal property belonging to Tenant (including, without limitation, Tenant’s Personal Property), provided that no such claim shall diminish or otherwise adversely affect Landlord’s award. Landlord and Tenant agree to execute any and all further documents that may be reasonably required in order to facilitate collection by Landlord of any and all awards or Tenant’s election to prosecute a claim against a condemning authority. Tenant, in cooperation with Landlord, shall have the right to participate in any condemnation proceedings for the purpose of protecting Tenant’s interest hereunder. (b) If during the Term all or substantially all of any Site shall be taken for any public or any quasi-public use under any statute or by right of eminent domain or by private purchase in lieu thereof, then Tenant may, not later than thirty (30) days after any such taking, give notice to Landlord of its intention to terminate this Lease solely as to such Site on any business day specified in such notice which occurs not less than thirty (30) but not more than one hundred eighty (180) days after such taking. In such event, this

41 Lease shall terminate with respect to such Site only, on the date set forth in the notice provided by Tenant and upon such termination with respect to such Site only: (x) neither party shall have any obligation to the other with respect to such Site under this Lease; (y) this Lease shall remain in full force and effect with respect to all other Sites and (z) thereafter the Base Rent shall be reduced by an amount equal to the product of (i) the Applicable Rent Reduction Percentage for such Site, and (ii) the aggregate Base Rent in effect at such time. A taking of substantially all of a Site under this Section 20(b) shall be deemed to have occurred if (i) fifty percent (50%) or more of the square footage of such Site shall have been subject to a taking, and the Premises can no longer reasonably be used by Tenant in substantially the manner it has previously operated or (ii) there shall have been a permanent loss of access, ingress or egress, parking capacity or any other appurtenance necessary for the operation of such Site substantially in the manner in which it had previously been operated and there is no reasonably equivalent replacement therefor. (c) If during the Term all or any part of a Site shall be taken for any public or any quasi-public use under any statute or by right of eminent domain or by private purchase in lieu thereof and if the Lease is not terminated as to such Site pursuant to Section 20(b) as expressly provided in Section 20(b), then this Lease shall continue in full effect without abatement or reduction of Rent or other sums payable by Tenant under this Lease, notwithstanding such taking or private purchase. Tenant shall, promptly after any such taking and at its expense (regardless of whether any awards are available as a result of such taking), repair any damage caused by any such taking in accordance with this Section 20 and the Restoration Standards and so that, after the completion of such repair, such Site shall be, subject to such taking, as nearly as possible, in a condition as good as the condition thereof immediately prior to such taking, except for ordinary wear and tear. All of the net award collected by Landlord pursuant to Section 20(a) shall be held by Landlord (or Landlord Mortgagee) and promptly applied and paid over toward the cost of repair of damage due to such taking against certificates of Tenant, signed by an authorized officer of Tenant, delivered to Landlord from time to time as such repair progresses or is completed, each such certificate describing such repair for which Tenant is requesting payment, the cost incurred by Tenant in connection therewith and stating that Tenant has not theretofore received payment for such repair. If the cost of repairs shall exceed the net award collected by Landlord, Tenant shall pay the deficiency. Any balance remaining in the hands of Landlord after payment of such costs of demolition, repair and restoration shall be retained by Landlord. (d) If the use or occupancy of any Site or any portion thereof shall be temporarily requisitioned by any governmental authority, civil or military, then this Lease shall continue in full effect notwithstanding such requisition, without abatement or reduction of Rent or other sums payable by Tenant

42 hereunder, and Tenant shall be entitled to receive, and if received by Landlord, Landlord shall promptly deliver to Tenant without notice or demand, the entire net award payable by reason of such temporary requisition. Any requisition lasting for a duration equal to or longer than the remaining Term of this Lease or longer shall be considered a taking of substantially all of a Site under Section 20(b), and Tenant shall be afforded the termination rights as and to the extent set forth in said Section 20(b). 21. Indemnification. (a) Notwithstanding the existence of any insurance required to be provided hereunder (but not in duplication thereof), and without regard to the policy limits of any such insurance, and in addition to and not in limitation of any other indemnity provided in this Lease, Tenant shall protect, indemnify, defend and hold harmless all Landlord Indemnified Parties from and against any and all liabilities, obligations, claims, damages, penalties, causes of action, losses, costs, fees and expenses, including without limitation reasonable counsel fees and court costs (but excluding punitive and consequential damages), to the maximum extent permitted by Law (“Losses”) imposed upon, asserted against or suffered or incurred by any Landlord Indemnified Party directly or indirectly, which arise out of, are occasioned by, or are in any way attributable to or related to the following: (i) Tenant’s or any subtenant’s use or occupancy of the Premises; (ii) the conduct of Tenant’s or any subtenant’s business at the Premises; (iii) any activity, work or thing done or permitted by or on behalf of Tenant or its agents, contractors or subtenants in or about the Premises; (iv) the condition of the Premises; (v) any breach or default by Tenant of the Lease or in the performance of any obligation to be performed by Tenant under the terms of this Lease or arising from any act, neglect, fault or omission of Tenant or Tenant’s Representatives; (vi) any sublease or similar agreement entered into by Tenant with respect to the Premises (or any portion thereof) or (vii) the Premises or any accident, injury to or death of any person or damage to any property howsoever caused in or on the Premises, except to the extent that any of the foregoing arise out of or are caused by the negligence or willful misconduct of Landlord and/or any Landlord Indemnified Parties. Tenant, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against any Landlord Indemnified Party (“Landlord Claim”). If at any time a Landlord Indemnified Party shall have received written notice of or shall otherwise be aware of any Landlord Claim which is subject to indemnity under this Section 21(a), such Landlord Indemnified Party shall give reasonably prompt written notice of such Landlord Claim to Tenant; provided, that, except to the extent Tenant is materially prejudiced in its defense of such Landlord Claim, (I) such Landlord Indemnified Party shall have no liability for a failure to give notice of any Landlord Claim, and (II) the failure of such Landlord Indemnified Party to give such a notice to Tenant shall not limit the rights of such Landlord Indemnified Party or the obligations of Tenant with respect to

43 such Landlord Claim. Tenant shall have the right to reasonably control the defense or settlement of any Landlord Claim and shall consult with Landlord on the strategy of the same; provided, however, that if the defense or settlement of any Landlord Claim is not reasonably satisfactory to Landlord at any time, Landlord shall have the right to control the same. Tenant’s liability under this Section 21 shall survive the expiration or earlier termination of this Lease. Notwithstanding the forgoing, Tenant shall not be liable to Landlord for Releases of Hazardous Materials that occur after Tenant surrenders the Premises in accordance with Section 13. (b) Except to the extent prohibited by Law or to the extent caused by the negligence or willful misconduct of Landlord or any Landlord Indemnified Parties, Tenant hereby expressly releases Landlord and Landlord Mortgagee and all other Landlord Indemnified Parties from, and waives all claims for, damage or injury to person, theft, loss of use of or damage to property and loss of business sustained by Tenant and resulting from the Premises, including the Building or Tenant’s Personal Property or any part thereof or any equipment therein or appurtenances thereto becoming in disrepair, or resulting from any damage, accident or event in or about the Premises. Without limiting the generality of the foregoing, this Section 21(b) shall apply particularly, but not exclusively, to flooding, damage caused by Building equipment and apparatuses, water, snow, frost, steam, excessive heat or cold, broken glass, sewage, gas, odors, excessive noise or vibration, death, loss, conversion, theft, robbery, or the bursting or leaking of pipes, plumbing fixtures or sprinkler devices. 22. Assignment and Subletting. (a) This Lease shall be fully assignable by the Landlord or its successors and assigns, in whole or in part in connection with Landlord’s sale or transfer of its interest in a Site; provided Landlord shall deliver prior written notice to Tenant of such assignment. In the event that from time to time Landlord desires to sever and partially assign its interest in the Lease with respect to one of the Sites in its entirety, then (a) the Base Rent allocated to such Site covered by the partial assignment (the “Allocated Base Rent Amount”) shall be equal to the product of the Applicable Rent Reduction Percentage for such Site and the then current Base Rent, (b) Landlord and Tenant shall within ten (10) business days of written request (the “Landlord Severance Notice”) by Landlord enter into (i) a lease modification agreement in the form attached hereto as Exhibit G-1 (each a “Lease Modification Agreement”), (ii) a new lease agreement covering such assigned Site in substantially the form attached hereto as Exhibit G-2 (each a “New Lease”), and (iii) a landlord assignment and assumption of lease agreement with respect to such New Lease so assigned in the form reasonably required by Landlord’s assignee (each a “Landlord Assignment Agreement”, together with the Lease Modification Agreement and the New Lease, collectively, with respect to the Site being transferred, the “Lease Transfer

44 Documents”); (c) upon the assignment by Landlord, this Lease shall be amended (pursuant to the Lease Modification Agreement) to exclude such Site subject of such partial assignment from the Lease, and to reduce the Base Rent hereunder by the Allocated Base Rent Amount; and (d) the Base Rent payable under the assigned lease will equal the Allocated Base Rent Amount. In such event, Landlord shall prepare the Lease Transfer Documents for Tenant’s review and the parties shall work in good faith to promptly deliver original executed counterparts of the Lease Transfer Documents to the party designated by Landlord within ten (10) business days (and in any event, not later than twenty-one (21) days) of receipt of the Landlord Severance Notice and the Lease Transfer Documents. In addition, Tenant and Landlord shall execute and deliver to the other, any other instruments and documents reasonably requested by Landlord or Tenant and reasonably approved by the other in connection with the sale or assignment including without limitation, amended SNDAs, the Letter of Credit (to the extent applicable) and/or memorandum of leases. In addition, Tenant agrees to cooperate reasonably with Landlord in connection with any such sale or assignment, and Landlord agrees to reimburse Tenant for all of Tenant’s out of pocket costs and expenses, including, without limitation, reasonable attorneys’ fees incurred by Tenant in connection with Tenant’s cooperation with the same. From and after the effective date of any such sale or assignment, provided a fully executed Landlord Assignment Agreement is delivered to Tenant, Landlord will be released from any liability thereafter accruing with respect to the Premises provided such assignee has assumed all such liabilities in writing. Landlord shall have the right to sell or convey the entire Premises subject to this Lease or to assign its right, title and interest as Landlord under this Lease in whole or in part. In the event of any such sale or assignment other than a security assignment, Tenant shall attorn to such purchaser or assignee and Landlord shall be relieved, from and after the date of such transfer or conveyance, of liability for the performance of any obligation of Landlord contained herein, except for obligations or liabilities accrued prior to such assignment or sale. (b) Tenant acknowledges that Landlord has relied both on the business experience and creditworthiness of Tenant and Guarantor in entering into this Lease. Except as otherwise expressly provided in this Section 22, without the prior written consent of Landlord, which consent may be granted or withheld in Landlord’s sole and absolute discretion: (i) Tenant shall not assign, transfer, convey, sublease, pledge or mortgage this Lease or any interest therein, whether by operation of law or otherwise; (ii) no direct or indirect transfer of fifty percent (50%) or more of an interest in Tenant (whether by stock, partnership interest or otherwise, voluntarily or by operation of law) shall occur except for any such transfer to an Affiliate; (iii) no direct or indirect interest in Tenant shall be pledged, encumbered, hypothecated or assigned as collateral for any obligation of Tenant; and (iv) no change of Control of Tenant shall occur (each of items (i) through (iv) are hereinafter referred to as a “Transfer”).

45 (c) Notwithstanding anything to the contrary contained herein, no interest in Tenant, or in any individual or person owning directly or indirectly any interest in Tenant, shall be transferred, assigned or conveyed to any individual or person whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations and/or who is in violation of any of the OFAC Laws and Regulations, and any such transfer, assignment or conveyance shall not be effective until the transferee has provided written certification to Tenant and Landlord that (i) the transferee or any person who owns directly or indirectly any interest in transferee, is not an individual or entity whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations or is otherwise in violation of the OFAC Laws and Regulations, and (ii) the transferee has taken reasonable measures to assure than any individual or entity who owns directly or indirectly any interest in transferee, is not an individual or entity whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations or is otherwise in violation of the OFAC Laws and Regulations; provided, however, the covenant contained in this sentence shall not apply to any person to the extent that such person’s interest is in or through a U.S. Publicly-Traded Entity. (d) Landlord’s consent to a Transfer shall be subject to the satisfaction of such conditions as Landlord shall determine in its sole and absolute discretion, including, without limitation, the proposed transferee having satisfactory creditworthiness as determined by Landlord in its sole and absolute discretion. In addition, any such consent shall be conditioned upon the payment by Tenant to Landlord of all out-of-pocket costs and expenses incurred by Landlord in connection with such consent, including, without limitation, reasonable attorneys’ fees. The provisions of this Section 22 shall apply to every Transfer regardless of whether voluntary or not, or whether or not Landlord has consented to any previous Transfer. Except as otherwise expressly provided in this Section 22, no Transfer shall relieve Tenant of its obligations under this Lease, it being understood that, except as otherwise expressly provided in this Section 22, the initial Tenant under this Lease always shall remain liable and responsible for the obligations of the tenant hereunder. Any Transfer in violation of this Section 22 shall be voidable at the sole option of Landlord. (e) Any Transfer shall not relieve Tenant, or any person claiming by, through or under Tenant, of the obligation to obtain the consent of Landlord, to the extent required under this Section 22, to any further Transfer. In the event of a sublease, if there exists an Event of Default, Landlord may collect rent from the subtenant without waiving any rights under this Lease while such Event of Default is continuing. Any rent Landlord may collect from any such subtenant will be first applied to the Rent due and payable under this Lease and any other amounts then due and payable and then applied to the Rent as it becomes due and payable under this Lease. The collection of the Rent and any other sums due and payable under this Lease, from a person

46 other than Tenant shall not be a waiver of any of Landlord’s rights under this Section 22(e), an acceptance of assignee or subtenant as Tenant, or a release of Tenant from the performance of Tenant’s obligations under this Lease. (f) No Transfer shall impose any additional obligations on Landlord under this Lease. Tenant shall reimburse Landlord (and Landlord’s Mortgagee, if applicable) for Landlord’s reasonable costs and expenses (including reasonable attorneys’ fees) incurred in conjunction with the reviewing and processing and documentation of any Transfer requiring Landlord’s consent regardless of whether such Transfer is consummated. (g) Notwithstanding any provision to the contrary in Section 22(b), Tenant and/or Guarantor may, without the requirement of obtaining Landlord’s consent, enter into a transaction that results in (i) a direct or indirect change of Control of Tenant, including, without limitation, the merger of Tenant or sale of the membership interests in Tenant, provided that immediately after such transaction (A) Tenant (or a new guarantor) satisfies the Credit Rating Test, and any new guarantor enters into an new guaranty on substantially the same form as the Guaranty, or (B) Tenant posts a letter of credit in form and substance reasonably acceptable to Landlord (a “Letter of Credit”) in an amount equal to 24 months of Base Rent payable immediately following such transaction (the “LC Amount”) to be held by Landlord for the balance of the Term, in which event Guarantor shall be deemed released from its obligations under the Guaranty or (ii) an assignment of this Lease to an entity that acquires all or substantially all of the assets of Tenant, provided that immediately after such transaction (A) the new tenant (or new guarantor) satisfies the Credit Rating Test, and any new guarantor shall enter into a new guaranty on substantially the same form as the Guaranty, or (B) the new tenant posts the Letter of Credit with Landlord, in which event the assigning Tenant shall be deemed released from its obligations under this Lease and Guarantor shall be deemed released from its obligations under the Guaranty. In addition, notwithstanding any provision to the contrary in Section 22(b), Tenant may assign this Lease and Landlord’s consent shall not be unreasonably withheld, conditioned or delayed so long as (i) Guarantor shall remain liable for all obligations under the Guaranty, or (ii) such assignee satisfies the Credit Rating Test, or (iii) an entity that directly or indirectly Controls such assignee after such transaction and satisfies the Credit Rating Test, enters into an new guaranty on substantially the same form as the Guaranty. In the event the conditions in clauses (ii) or (iii) of the preceding sentence are satisfied, Tenant shall be deemed released from liability under the Lease and Guarantor shall be deemed released from liability under the Guaranty. Tenant shall use best efforts to deliver written notice to Landlord of any such assignment or change in control as promptly as reasonably possible, provided that such notice does not violate any confidentiality obligations of Tenant. If any conditions occur as set forth in this subsection (g) occur that deem Tenant

47 and Guarantor, or either of them, to be released, Landlord shall execute a document acknowledging such release. (h) Notwithstanding anything to the contrary in this Section 22, Tenant shall have the right, upon at least ten (10) business days’ prior written notice to Landlord (but without the requirement of obtaining Landlord’s consent) to sublease Tenant’s interest in this Lease to any third party in accordance with the terms of this Section 22(h). With respect to any sublease, (i) such sublease, by its terms, must be expressly subordinate to and subject to the terms of this Lease (and all future amendments to this Lease); (ii) the use contemplated under such sublease must not breach the use restrictions herein; (iii) such sublease shall not impose any additional obligations on Landlord under this Lease; and (iv) Landlord shall have no obligation to recognize any or to agree to not disturb any subtenant or other occupant of Tenant upon any Event of Default of Tenant under this Lease; provided, however, upon written request of Tenant (so long as Guarantor remains liable under the Guaranty), Landlord shall agree to not disturb any subtenant or other occupant of Tenant upon any Event of Default of Tenant under this Lease that occupies not less than one-hundred percent (100%) of any single Building, in form and substance reasonably acceptable to Landlord. In the event of a sublease, if there exists an Event of Default, Landlord may collect rent from the subtenant without waiving any rights under this Lease while such Event of Default is continuing. Any rent Landlord may collect from any such subtenant will be first applied to the Rent due and payable under this Lease and any other amounts then due and payable and then applied to the Rent as it becomes due and payable under this Lease. The collection of the Rent and any other sums due and payable under this Lease, from a person other than Tenant shall not be a waiver of any of Landlord’s rights under this Section 22(h), an acceptance of assignee or subtenant as Tenant, or a release of Tenant from the performance of Tenant’s obligations under this Lease. For the avoidance of doubt, unless released from its obligations under this Lease pursuant to Section 22(c), Tenant and Guarantor shall remain fully liable under this Lease and the Guaranty, as applicable, for the Premises, notwithstanding any such sublease. On or before the effective date of such sublease, Tenant shall provide to Landlord, in form and substance reasonably acceptable to Landlord, an acknowledgment and affirmation from such sublessee or a copy of the sublease, providing that such sublessee agrees to be bound by the terms of this Lease with respect to the Premises being subleased (except to the extent of obligations of Tenant retained with respect to the portion of the Premises subleased) and that Tenant and Guarantor agree that they remain liable for the full and punctual performance of all of the terms and obligations of this Lease and the Guaranty, as applicable. (i) In the event Tenant or a guarantor is required to deliver a Letter of Credit pursuant to Section 22(g), the following requirements shall apply::

48 (i) The Letter of Credit shall be (a) be “callable” at sight, irrevocable and unconditional, (b) have an expiration date of no less than one (1) year, (c) be fully assignable by Landlord, its successors and assigns, (d) permit partial draws and multiple presentations and drawings, and (e) be otherwise subject to the International Standby Practices 1998, International Chamber of Commerce Publication No. 590. (ii) Upon Tenant’s failure pay Rent or any other sums due under this Lease in accordance with the terms hereof, Landlord may, without notice to Tenant and without limiting any other rights Landlord may have herein, draw on such Letter of Credit to satisfy any such unpaid monetary obligation of Tenant, and if, as a result of any drawing by Landlord on the Letter of Credit, the amount of the Letter of Credit shall be less than the LC Amount, and such Letter of Credit does not provide for the reinstatement of the LC Amount in accordance with its terms, Tenant shall, within twenty-one (21) days after receiving written notice from Landlord, including evidence of such cash amounts withdrawn, provide Landlord with a reissued Letter of Credit in the full amount required hereunder, issue additional letter(s) of credit in an amount equal to the deficiency, and any such additional letter(s) of credit shall comply with all of the provisions of this Section 22(j), or deliver to Landlord a cash security deposit in the amount withdrawn by Landlord in the amount withdrawn by Landlord, and if Tenant fails to comply with the foregoing, notwithstanding anything to the contrary contained in this Lease, the same shall constitute an Event of Default by Tenant. (iii) Any Letter of Credit posted by Tenant pursuant to this Lease shall be issued (the following collectively, the “LC Issuer Requirements”): by either (each, a “Bank”) (x) JP Morgan Chase Bank or (y) (a) a commercial bank with a net worth of at least Ten Billion Dollars ($10,000,000,000), (b) that is chartered under the laws of the United States, any State thereof or the District of Columbia, and which is insured by the Federal Deposit Insurance Corporation, (c) whose long-term, unsecured and unsubordinated debt obligations are rated in the highest category by at least two of Fitch Ratings Ltd. (Fitch), Moody’s Investors Service, Inc. (Moody’s) and Standard & Poor’s Ratings Services (S&P) (the “Rating Agencies”) or their respective successors (which shall mean A-from Fitch, A3 from Moody’s and A- from Standard & Poor’s), (d) which has a short term deposit rating in the highest category from at least two Rating Agencies (which shall mean F2 from Fitch, P-2 from Moody’s and A-2 from S&P), and (e) which is not insolvent and is not placed into receivership or conservatorship by the Federal Deposit Insurance Corporation, or any successor or similar entity, and for which no trustee, receiver or liquidator is appointed.

49 (iv) Notwithstanding anything herein to the contrary, Tenant shall maintain the Letter of Credit (or any other Letter of Credit posted in accordance herewith) in effect, whether through renewal or extension, and which shall continuously satisfy the LC Issuer Requirements, through the date that is sixty (60) days after the expiration of the Term (the “LC Maintenance Period”). If at any time following the delivery of the Letter of Credit by Tenant pursuant to Section 22(g) the LC Issuer Requirements are not satisfied, then Tenant shall, no later than twenty-one (21) days after Tenant receives written notice of such deficiency, deliver to Landlord either a replacement Letter of Credit which meets the LC Issuer Requirements. If Tenant fails to deliver a replacement Letter of Credit from an institution that satisfies the LC Issuer Requirements to Landlord within such thirty (30) day period, Landlord, at its option, upon the delivery of written notice to Tenant may draw upon the Letter of Credit and instruct the Letter of Credit issuer to deliver the full amount of the Letter of Credit to Landlord. Tenant shall renew such Letter of Credit no later than thirty (30) days prior to any expiration date thereof or replace such Letter of Credit with a replacement Letter of Credit which otherwise meets the LC Issuer Requirements. If Tenant has not renewed the Letter of Credit (and delivered the original of such renewal documentation to Landlord) or delivered a satisfactory replacement Letter of Credit to Landlord at least thirty (30) days prior to the expiration date of the Letter of Credit, Landlord, at its option, may draw upon the Letter of Credit and instruct the Letter of Credit issuer to deliver the full amount of the Letter of Credit to Landlord, and to hold the proceeds thereof until such time that a replacement Letter of Credit is delivered in accordance with the foregoing. (v) In the event of a transfer of Landlord’s interest in the Premises, Landlord shall transfer the Letter of Credit, in whole or in part, to the transferee and thereupon Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Letter of Credit to a new landlord. In connection with any such transfer of the Letter of Credit by Landlord, Tenant shall, upon written notice from Landlord, at Tenant’s sole cost and expense, execute and submit to the Bank such applications, documents and instruments as may be necessary to effectuate such transfer, and Tenant shall be responsible for paying the Bank’s transfer and processing fees in connection therewith. (vi) Tenant agrees and acknowledges that (i) any Letter of Credit constitutes a separate and independent contract between Landlord and the Bank, (ii) Tenant is not a third party beneficiary of such

50 contract, (iii) Tenant has no property interest whatsoever in the Letter of Credit or the proceeds thereof, and (iv) in the event Tenant becomes a debtor under any chapter of the United States Bankruptcy Code or any state bankruptcy code, neither Tenant, any trustee, nor Tenant’s bankruptcy estate shall have any right to restrict or limit Landlord’s claim and/or rights to the Letter of Credit and/or the proceeds thereof by application of Section 502(b)(6) of the U.S. Bankruptcy Code or otherwise. 23. Liens. (a) Tenant will not, directly or indirectly, create or permit to be created or to remain, and will promptly discharge, at its expense, any mechanic’s, supplier’s or vendor’s lien, encumbrance or charge on any Site or any part thereof. The existence of any mechanic’s, supplier’s or vendor’s lien, or any right in respect thereof, shall not constitute a violation of this Section 23 if payment is not yet due upon the contract or for the goods or services in respect of which any such lien has arisen or, if Tenant is protesting or challenging such lien in good faith and has, within thirty (30) days after Tenant receives actual notice of such lien, bonded over such lien. Nothing contained in this Lease shall be construed as constituting the consent or request of Landlord, expressed or implied, of any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Site or any part thereof, and any such contractor, subcontractor, laborer, materialman or vendor shall look solely to Tenant and Tenant’s interest in such Site to secure the payment of any bills for any labor, services, or materials furnished. Notice is hereby given that Landlord will not be liable for any labor, services or materials furnished or to be furnished to Tenant, or to anyone holding any Site or any part thereof through or under Tenant, and that no mechanic’s or other liens for any such labor, services or materials shall attach to or affect the interest of Landlord in and to any Site. If Tenant has not removed any such lien or other encumbrance described above within thirty (30) days after written notice thereof to Tenant, Landlord may, but shall not be obligated to, pay the amount of such lien or other encumbrance or discharge the same by deposit, and the amount so paid or deposited shall constitute additional Rent and be collectible upon demand with interest at the Default Rate. Landlord hereby consents to the granting of a lien or security interest on the fixtures, furnishings, trade fixtures, furniture, computers, telephone systems, machinery, equipment and other of Tenant’s Personal Property installed or placed on the Premises by Tenant in connection with any customary credit facility that Tenant has or may have during the Term hereof, and Tenant shall give Landlord written notice of any such lien. (b) Landlord hereby waives any lien right or other right to distrain or levy upon Tenant’s Personal Property. Landlord agrees, at the request and expense of

51 Tenant, to execute a waiver of any Landlord’s lien against Tenant’s Personal Property for the benefit of any present or future holder of a security interest in or lessor of any Tenant’s Personal Property (a “Landlord Waiver”), in a form reasonably acceptable to such secured party or lessor and Landlord. 24. Tenant’s Default. Each of the following events shall be deemed to be an “Event of Default” under this Lease: (i) failure to pay Rent and such failure shall continue for a period of three (3) business days following written notice from Landlord (provided Landlord shall only be required to provide such notice once per calendar year), or failure by Tenant to pay any other monetary obligation as and when due within ten (10) business days following the due date thereof specified in any written notice from Landlord that advises Tenant of the nature and amount of any such monetary obligation Landlord is seeking payment or reimbursement of; (ii) Tenant abandons any Site; (iii) Tenant or Guarantor, as applicable, becomes insolvent, makes an assignment for the benefit of creditors, or voluntarily institutes a proceeding under state or federal bankruptcy laws (or successor laws) or Tenant or Guarantor, as applicable, shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or Guarantor, as applicable; (iv) a writ of attachment or execution is levied on this Lease, or a receiver is appointed with authority to take possession of any Site (or any portion thereof), which attachment, execution or receiver is not removed within one hundred (100) days of filing or appointment of a receiver; (v) Tenant shall be liquidated or dissolved; (vi) Tenant shall violate Section 23 hereof and fail to timely cure the same; (vii) the estate or interest of Tenant in the Premises or any part thereof shall be levied upon or attached in any proceeding relating to more than One Million Two Hundred Fifty Thousand No/100 Dollars ($1,250,000.00), and the same shall not be vacated, discharged or stayed pending appeal (or bonded or otherwise similarly secured payment) within the earlier of one hundred (100) days after attachment thereof to the Premises, or any portion thereof, or ninety (90) days after receipt by Tenant of notice thereof from Landlord or any earlier period provided by Law for obtaining any stay pending appeal or to prevent foreclosure or sale; provided, however, that such notice shall be in lieu of and not in addition to any notice required under applicable Law; (viii) Tenant fails to maintain any insurance required by this Lease; provided that in the event Landlord exercises its right to require Tenant to obtain new or different coverages of insurance, Tenant shall have a reasonable amount of time following written notice of the same to comply with such insurance requirements; (ix) a default shall occur under the Guaranty and such default is not cured within thirty (30) days of written notice from Landlord to Guarantor (a copy of which shall be simultaneously delivered to Tenant) and (x) failure by Tenant to perform any other covenant, agreement or undertaking of the Tenant contained in this Lease if the failure to perform is not cured within thirty (30) days after Tenant’s receipt of Landlord’s written notice thereof; provided, however, if the breach cannot reasonably be cured within thirty (30) days, the same shall not result in an Event of Default if Tenant commences to cure the breach within thirty (30) days of receipt of Landlord’s written notice and diligently and in good faith continues to prosecute the cure of said breach to completion, provided such breach is cured within one hundred eighty (180) days after Tenant’s receipt of Landlord’s written notice thereof, subject to Force Majeure.

52 25. Remedies of Landlord. (a) From and after the occurrence of any Event of Default, Landlord shall have the option to pursue any one or more of the following remedies as well as any other remedy available at Law or in equity for such Event of Default; provided, however, that Landlord shall have the duty and obligation to use commercially reasonable efforts to mitigate any damages arising out of or resulting from such Event of Default by Tenant: (i) terminate this Lease, at its election, either (x) in its entirety, in which event Tenant shall immediately surrender the Premises to Landlord or (y) as to any Site affected by such Event of Default only, in which event this Lease shall terminate with respect to such Site and the Base Rent due hereunder from and after the effective date of any such termination shall be reduced by an amount equal to the Allocated Base Rent Amount for the applicable Site; (ii) using lawful means, enter upon and take possession of the Premises without terminating this Lease and without being liable for prosecution or claim for damages, and relet, upon reasonable terms, all or a portion of the Premises (if Landlord elects to enter and relet the Premises, Landlord may at any time thereafter elect to terminate this Lease); (iii) for so long as such Event of Default remains uncured, sue periodically to recover damages during the period corresponding to the portion of the Term for which suit is instituted, and if Landlord elects to sue and is successful in such suit, Landlord shall be entitled to recover all costs and expenses of such suit, including reasonable attorneys’ fees, together with interest at the Default Rate; (iv) re-enter the Premises or any portion thereof and attempt to cure any default of Tenant, or make any such payment or perform such act for the account of and at the expense of Tenant, in which event Tenant shall, upon demand, reimburse Landlord as additional Rent for all reasonable costs and expenses which Landlord incurs to cure such default, together with interest at the Default Rate accruing from the date such costs and expenses were incurred, and Tenant agrees that no such entry or action by Landlord shall constitute an actual or constructive eviction or repossession, without Landlord’s express intention to do so as expressed in writing, and no such entry shall be deemed an eviction of Tenant; (v) to the extent permitted by applicable Law, accelerate and recover from Tenant all Rent and other monetary sums scheduled to become due and owing under this Lease after the date of such breach for the entire Term and any Renewal Term that has been exercised; and (vi) enforce the provisions of this Lease by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein, or for the enforcement of any other appropriate legal or equitable remedy. Tenant shall reimburse Landlord for any out-of-pocket expenses which Landlord actually incurs in complying with the terms of this Lease on behalf of Tenant, together with interest at the Default Rate. (b) If Landlord elects to terminate this Lease (either in its entirety or with respect to any affected Site(s) only), Landlord shall be entitled to recover

53 from Tenant all Rent accrued and unpaid for the period up to and including such termination date, as well as all other additional Rent payable by Tenant, or for which Tenant is liable or for which Tenant has agreed to indemnify Landlord, which may be then owing and unpaid, and all costs and expenses, including court costs and reasonable attorneys’ fees, incurred by Landlord in the enforcement of its rights and remedies hereunder, together with interest at the Default Rate. In addition, to the fullest extent permitted by applicable Law, Landlord shall be entitled to recover as damages for loss of the bargain and not as a penalty the lesser of (i) the sum of (1) the aggregate sum which at the time of such termination represents the aggregate Rent which would have been payable after the termination date had this Lease not been terminated for the remainder of the Term or Renewal Term, as applicable, during which such termination occurred, and (2) any damages in addition thereto, including without limitation reasonable attorneys’ fees and court costs, which Landlord sustains as a result of the breach of any of the covenants of this Lease other than for the payment of Rent, and interest at the Default Rate or (ii) the greatest amount permitted by applicable Law. (c) Landlord’s obligation to mitigate damages shall be satisfied in full if Landlord undertakes to lease the Premises (the “Repossessed Premises”) to another tenant (a “Substitute Tenant”) in accordance with the following criteria: (1) Landlord shall have no obligation to solicit or entertain negotiations with any other prospective tenants for such Repossessed Premises until Landlord obtains full and complete possession of such Repossessed Premises including, without limitation, the final and unappealable legal right to relet such Repossessed Premises free of any claim of Tenant; (2) Landlord shall not be obligated to lease or show such Repossessed Premises, on a priority basis, or offer such Repossessed Premises to a prospective tenant when other premises in the applicable Building or any other building owned by Landlord suitable for that prospective tenant’s use are (or will be) available; (3) Landlord shall not be obligated to lease such Repossessed Premises to a Substitute Tenant for a rent less than the current fair market rent then prevailing for similar uses in Comparable Buildings for such Repossessed Premises, nor shall Landlord be obligated to enter into a new lease under other terms and conditions that are unacceptable to Landlord under Landlord’s then current and reasonable leasing policies for comparable space in the applicable Building or for a building belonging to Landlord in the vicinity; (4) Landlord shall not be obligated to enter into a lease with a Substitute Tenant whose use would adversely affect the reputation of the applicable Building; and (5) Landlord shall not be obligated to enter into a lease with any proposed Substitute Tenant which does not have, in Landlord’s reasonable opinion, sufficient financial resources to operate such Repossessed Premises in a first-class manner and to fulfill all of the obligations in connection with the lease thereof as and when the same become due. No reletting shall be construed as an election on the part of Landlord to terminate this Lease unless a written

54 notice of such intention is given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous default and/or exercise its rights under Section 25(a) and Section 25(b). (d) Pursuit of any of the above stated remedies by Landlord after an Event of Default by Tenant shall not preclude pursuit of any other remedy provided in this Lease or at Law or in equity, nor shall pursuit of any remedy constitute forfeiture or waiver of any remedy of Landlord or payment due to Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of any other violation or default. The subsequent acceptance of Rent hereunder by Landlord after an Event of Default shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord’s knowledge of such preceding breach at the time of acceptance of such Rent. No waiver by Landlord of any breach hereof shall be effective unless such waiver is in writing and signed by Landlord. (e) This Article 25 shall be enforceable to the maximum extent such enforcement is not prohibited by applicable Law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion. (f) Notwithstanding the foregoing, under no circumstances, however, shall Tenant be liable to Landlord for any indirect damages, special damages, punitive damages, or consequential damages (except as expressly provided in Section 30 hereof). 26. Subordination/Attornment. (a) Landlord Mortgage. Landlord may mortgage its fee interest in the Premises or any portion thereof, at any time, and from time to time, in accordance with the terms hereof. Notwithstanding anything to the contrary contained herein, Landlord and Tenant agree that upon delivery of a fully executed SNDA to Tenant, this Lease shall be subordinate to any Landlord Mortgage and the rights of any Landlord Mortgagee; provided, however, in the event of a foreclosure under any such Landlord Mortgage, or conveyance or assignment in lieu of foreclosure or by deed in lieu of foreclosure, such Landlord Mortgagee and its successors and assigns shall not disturb the occupancy or other rights of Tenant under the terms of this Lease so long as no Event of Default exists hereunder. If requested by Landlord, Tenant

55 shall, promptly and in no event later than twenty-one (21) days after a request from Landlord, enter into a reasonable and customary subordination, non-disturbance and attornment agreement (“SNDA”) with Landlord Mortgagee to effectuate the subordination, non-disturbance and attornment rights contemplated by this Section 26(a). Upon such attornment this Lease shall continue in full force and effect as a direct lease between the successor landlord and Tenant, upon all of the same terms, conditions and covenants as stated in this Lease. Tenant shall be entitled to rights of nondisturbance under the terms and conditions set forth in the SNDA. (b) For the purposes of this Lease, the following definitions shall apply: “Landlord Mortgage” shall mean any financing obtained by Landlord, as evidenced by any mortgage, deed of trust, assignment of leases and rents, financing statement or other instruments, and secured by the interest of Landlord in the Premises or any portion thereof, including any extensions, modifications, amendments, replacements, supplements, renewals, refinancings and consolidations thereof. “Landlord Mortgagee” shall mean the mortgagee (and its successors and assigns) under any Landlord Mortgage. 27. Estoppel Certificate. (a) At any time, and from time to time, Tenant shall, promptly and in no event later than twenty-one (21) days after a request from Landlord, execute, acknowledge and deliver to Landlord a certificate substantially in the form attached hereto as Exhibit D or such other form as may be supplied by Landlord certifying: (i) that Tenant has accepted the Premises; (ii) that this Lease is in full force and effect and has not been modified (or if modified, setting forth all modifications); (iii) the commencement and expiration dates of the Term, including the terms of any extension options of Tenant; (iv) the date to which the rentals have been paid under this Lease and the amount thereof then payable; (v) whether there are then any existing defaults by Landlord known by Tenant in the performance of its obligations under this Lease, and, if there are any such defaults, specifying the nature and extent thereof; (vi) that Tenant is not in default under this Lease beyond any grace or cure periods, except as to defaults specified in the certificate; (vii) the capacity of the person executing such certificate, and that such person is duly authorized to execute the same on behalf of Tenant; (viii) that Landlord has no actual involvement in the management or control of decision making related to the operational aspects or the day-to-day operations of the Premises; and (ix) any other information reasonably requested by Landlord. (b) At any time, and from time to time, Tenant shall, at Landlord’s request, use commercially reasonable efforts to obtain estoppel certificates, in a form

56 requested by Landlord or any Landlord Mortgagee, from any applicable counterparties under any applicable declarations, covenants, conditions and restrictions, reciprocal easement agreements or other encumbrances. (c) From time to time, Landlord shall furnish to any party designated by Tenant, within thirty (30) days after Tenant has made a request therefor, a certificate signed by Landlord in such form as may be reasonably required by the requesting party to confirm the such factual information relating to this Lease as the requesting party may reasonably require. Any such certificate may be relied upon by any prospective assignee or subtenant of all or any portion of the Premises. 28. Hazardous Materials. Notwithstanding anything contained herein to the contrary: (a) Tenant covenants and agrees that it shall not cause, conduct, authorize or allow (i) the presence, generation, transportation, storage, treatment, or usage at the Premises, or any portion thereof, of any Hazardous Material in violation of or as would give rise to liability under Environmental Laws; (ii) a Release of any Hazardous Material on, under, about or in the Premises in violation of or as would give rise to liability under Environmental Laws; or (iii) any violation of or liability under any Environmental Law at or with respect to the Premises or activities conducted thereon. For avoidance of doubt, nothing in this Section 28(a) shall prohibit Tenant from using at the Premises (I) cleaning materials, pesticides, and other common household and office products, and/or (II) Hazardous Materials or other materials in connection with the Permitted Uses and any fuel tanks, generators or the like on the Premises, solely to the extent, with respect to each of the preceding clauses (I) and (II), that any such use thereof is in compliance with Environmental Laws. (b) Tenant shall, at its own cost, comply and ensure that the Premises and all operations and activities at the Premises comply with Environmental Laws and the terms of this Lease with respect to Hazardous Materials. Tenant shall, at its own cost, obtain all Permits required under Environmental Laws for the operations and activities conducted at the Premises. (c) If warranted in Landlord’s sole but reasonable discretion based on recommendations set forth in an environmental report or requirements by Landlord’s lenders or insurance underwriters, Tenant shall, at Tenant’s sole cost and expense, establish and implement an operations and maintenance plan (“O&M Plan”) prepared by an environmental consulting firm reasonably approved by Landlord, to ensure continued compliance with Environmental Laws and the proper management of asbestos-containing building materials (“ACM”), lead-based paint, mold or other Hazardous Materials at such Site.

57 (d) Landlord and Landlord’s Representatives, including such environmental consultants as Landlord may designate, shall have the right upon reasonable prior notice, and subject to Section 15 hereof, to enter any Site and/or conduct appropriate tests and investigations for the purpose of assessing the condition of any such Site or ascertaining that Tenant complies with the terms of this Lease and with all applicable Environmental Laws that relate in any way to any such Site; provided, however, that notwithstanding anything in this Lease to the contrary, Landlord shall not have the right to perform any invasive or Phase II site assessment testing unless Landlord has a reasonable basis to conclude that Tenant is not materially complying with its Lease obligations and a Phase I is first performed as a result thereof, and such Phase I identifies a condition that did not exist as of the Effective Date of the Lease. In such event, the scope of the further testing will be limited to the investigation of those disclosed items in such a Phase I. The costs associated with such tests and investigations conducted in the ordinary course for Landlord’s own informational purposes shall be borne solely by the Landlord, and the costs associated with such tests and investigations conducted in response to any actual or potential Release of Hazardous Materials during the Term or any violation of or liability under Environmental Laws caused by the Tenant shall be born solely by the Tenant. (e) If the presence, Release, presence or placement on, in or otherwise affecting any Site or properties in the vicinity of any Site, or the generation, transportation, storage, use, treatment, or disposal at, on or affecting any Site or other properties in the vicinity of any Site of any Hazardous Material by Tenant, Tenant’s Representatives, or by any third party other than Landlord or Landlord’s Representatives: (i) gives rise to any liability or obligation (including, but not limited to, any investigatory, remedial, removal, reporting, or other response action) under any Environmental Law, (ii) causes or threatens to cause any material adverse effect on public health or occupational safety and health, (iii) pollutes or threatens to pollute the environment in violation of Environmental Law, or endanger human health, or (iv) otherwise violates Environmental Law, Tenant shall promptly take any and all investigatory, remedial, removal any other response actions required by the Site owner or operator under Environmental Laws. (f) Tenant shall promptly notify Landlord upon Tenant becoming aware of: (i) any violation of Environmental Laws relating to any Site, (ii) any enforcement action, investigation, cleanup, notice of violation, or other regulatory action taken or threatened against either party or otherwise related to any Site by any governmental authority under Environmental Laws or relating to any Hazardous Materials in connection with any Site, (iii) any demands or claims made or threatened by any governmental authority or other person against either party hereto or otherwise relating to any actual or alleged violation of or liability under Environmental Laws or relating to any loss or injury resulting from any Hazardous Material or based

58 on Environmental Laws, (iv) any Release of Hazardous Materials in violation of Environmental Laws, or unlawful disposal or transportation of any Hazardous Material on or from any Site or any other location that may affect any Site, and (v) any matters where Tenant is required by Environmental Law to give a notice to any governmental authority respecting any Release of Hazardous Materials in violation of Environmental Laws in, at, on, under or about any Site, and Tenant shall thereafter keep Landlord reasonably apprised with respect to the status and Tenant’s actions to resolve such matters, and shall furnish Landlord with copies of all reports, site assessments, material communications with third parties, and such other documents and information as Landlord may reasonably request with respect thereto. At such times as Landlord may reasonably request, but in no event more frequently than one (1) time per calendar year, Tenant shall provide Landlord with a written list identifying any Hazardous Material then actually known by Tenant to be used, stored, or maintained in, on or upon any Site. In such case, Tenant shall if requested by Landlord provide Landlord with information with respect to the use and approximate quantity of each such material as maintained in accordance with Tenant’s business operations at the Premises, and Tenant shall reasonably cooperate to provide such other information as the Landlord may reasonably request or as may be required by Environmental Laws. (g) Tenant shall indemnify, defend and hold Landlord and the Landlord Indemnified Parties harmless, without limitation to and in the manner specified in Section 21, from and against any and all Losses (including without limitation all investigation, monitoring, remediation and corrective action costs, fines and penalties, and reasonable attorney’s, consultant’s and contractor’s fees) resulting or arising from (i) the breach by Tenant of its covenants and agreements set forth in this Section 28, (ii) the presence, Release, placement on, in or affecting any Site, or the generation, transportation, storage, use, treatment or disposal at, on or affecting any Site, of any Hazardous Materials before or during the Term and any Renewal Term, as applicable, by Tenant or any third party other than Landlord or Landlord’s Representatives, (iii) any violation of or obligation under Environmental Law at the Sites before or during the Term and any Renewal Term, as applicable, by Tenant or any third party other than Landlord or Landlord’s Representatives, and (iv) claims by governmental authorities or other third parties associated with Releases of Hazardous Materials or violations of or obligations under Environmental Laws by Tenant or any third party other than Landlord or Landlord’s Representatives, or Hazardous Materials present at, on, or under any Site, before or during the Term and any Renewal Term, as applicable, including, without limitation those that were discovered during the Term and any Renewal Term, as applicable, which were caused prior to the Term by Tenant or its agents, representatives, employees, contractors, subcontractors, licensees or invitees or any third party other than Landlord

59 or Landlord’s Representatives. The foregoing indemnity obligations shall survive the expiration or earlier termination of this Lease. (h) Without limitation to the foregoing, Tenant shall, at its sole cost and expense, comply with all Environmental Laws relating to the operation and use of all aboveground and underground storage tanks (“Tanks”) at any time located at any Site, such compliance to include without limitation ensuring that all Tanks are equipped with leak detection systems or secondary containment to the extent required by Environmental Laws and otherwise meet all applicable construction standards and technical requirements, are subject to regular inspections and tightness tests to confirm Tank integrity in accordance with Environmental Laws, and are covered by pollution insurance policies or other financial assurance mechanisms to the extent required under Environmental Laws. Tenant shall upon request provide Landlord copies of inspection reports, insurance policies, and other documentation reasonably necessary to confirm the compliance status of such Tanks. In the event of any spills, releases or evidence of leakage from or associated with the use of the Tanks, Tenant shall report the same to the appropriate regulatory agency to the extent required by Environmental Laws and shall conduct testing of environmental media to confirm the nature and extent of contamination, complete all remedial and corrective actions required under Environmental Laws with respect to such spill, release or leakage, and upon completion of work provide Landlord a copy of a No Further Action letter or the equivalent determination from the applicable regulatory agency (“NFA”) with respect to the remedial work to the extent that a regulatory agency has jurisdiction over such remedial work and is authorized to issue a NFA letter or, if a regulatory agency does not have jurisdiction over such remedial work or is not authorized to issue a NFA letter, a report from a reputable environmental consultant acceptable to Landlord in its reasonable discretion that no further action is required under Environmental Law. (i) Upon the expiration or earlier termination of the Lease, at Landlord’s request, Tenant, at its sole expense, shall remove from any applicable Site all Tanks in accordance with Environmental Laws, perform post-removal testing of soil and groundwater to confirm the presence or absence of contamination associated with such Tanks, and to the extent that such removal involves any excavation or remedial work at such Site, Tenant shall perform such remediation and restore such Site to the same grade level as immediately prior to excavation using clean fill soil, and Tenant shall obtain and provide Landlord a copy of a NFA or report from a reputable environmental consultant with respect to the Tank removal and remedial work, as applicable, as set forth in subsection (h) above.

60 29. Press Releases. Except for any announcement intended solely for internal distribution by Landlord or Tenant or any disclosure required by legal, accounting or regulatory requirements beyond the reasonable control of the disclosing party, all media releases or public announcements (including, but not limited to, promotional or marketing material) by Landlord or Tenant or either party’s employees or agents relating to this Lease or its subject matter, or including the name, trade name, trade mark, or symbol of Tenant or an Affiliate of Tenant, or Landlord or an Affiliate of Landlord, shall be coordinated with and approved in writing by the other party prior to the release thereof; provided, that nothing herein is intended to require Tenant’s consent to the identification of Tenant or the particulars of this Lease in connection with any marketing of the Premises or any portion thereof by Landlord. 30. Holding Over. Except as set forth below, if Tenant continues to occupy the Sites or any portion thereof after the expiration or other termination of this Lease or the termination of Tenant’s right of possession with respect to the Sites, such occupancy of such Site shall be that of a tenancy at sufferance. Tenant shall, throughout the entire holdover period, be subject to all the terms and provisions of this Lease (other than provisions relating to length of the Term) and shall pay for its use and occupancy an amount (on a per month basis without reduction for any partial months during any such holdover) equal to (i) one hundred percent (100%) of the additional Rent due under this Lease for the holdover period, and (ii) one hundred fifty percent (150%) of the Base Rent accruing on a prorated basis that would have been payable immediately prior to the Expiration Date or such earlier termination date of the monthly Base Rent due in the month immediately prior to the expiration or earlier termination of the Term. Except as set forth below, no holding over by Tenant or payments of money by Tenant to Landlord after the expiration of the Term shall be construed to extend the Term or prevent Landlord from recovery of immediate possession of the Premises by summary proceedings or otherwise. In the event that Tenant continues to occupy the either of the Sites or any portion thereof after the expiration or termination of this Lease, such occupancy shall be that of a tenancy at sufferance and Tenant shall be liable to Landlord for all direct and consequential damages with respect to such Site Tenant remains in occupancy of which Landlord may suffer by reason of any holding over by Tenant. 31. Financial Reporting. (a) Tenant shall deliver or cause to be delivered to Landlord, (i) within one- hundred twenty (120) days after the end of each fiscal year of audited financial statements of Guarantor, (ii) within ninety (90) days after the end of each fiscal quarter of Guarantor, complete unaudited financial statements of Guarantor, each as prepared in the ordinary course of Guarantor’s business operations (collectively, the “Financial Information”). Notwithstanding the foregoing, so long as (i) Guarantor is a publicly-traded company, or (ii) there is a Guarantor of this Lease which directly or indirectly Controls Tenant and such Guarantor has satisfied all financial reporting requirements under the Guaranty, Tenant shall not be required to deliver or cause to be delivered such Financial Information to Landlord.

61 (b) If Landlord or its Affiliate is a publicly-traded company, the Financial Information may be included in Landlord’s required public filings with the SEC on an annual basis in satisfaction of the requirements of SEC Regulation S-X. 32. Quiet Enjoyment. Landlord covenants that, so long as Tenant is not in default under this Lease beyond any notice and cure period, Landlord shall not take any action to disturb in any material respect Tenant’s quiet occupancy and enjoyment of the Premises and full possession thereof without hindrance by Landlord or any party claiming through or under Landlord (subject, however, to the exceptions, reservations and conditions of this Lease). 33. Notices. Any notice, demand, request, or other communication that any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed properly given (a) if hand delivered, when delivered; (b) if mailed by United States Certified Mail (postage prepaid, return receipt requested), three (3) business days after mailing; or (c) if by Federal Express or other nationally recognized overnight courier service, on the next business day after delivered to such courier service for delivery on the next business day; to the addresses set forth in Section 2 hereof, or at such other address as the party to be served with notice has furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice. Attorneys for either party hereto may provide notice of behalf of such party, provided that all other requirements of this Section 33 are satisfied. 34. Personal Liability. Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Lease by Landlord, that (i) there shall be absolutely no personal liability on the part of the direct and indirect members, partners, shareholders, officers, directors, employees and agents of Landlord and its successors or assigns, to Tenant with respect to any of the terms, covenants and conditions of this Lease, (ii) Tenant waives all claims, demands and causes of action against the direct and indirect members, partners, shareholders, officers, directors, employees and agents of Landlord and its successors or assigns in the event of any breach by Landlord of any of the terms, covenants and conditions of this Lease to be performed by Landlord, and (iii) Tenant shall look solely to Landlord’s interest in the Premises for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord of any of the terms, covenants and conditions of this Lease to be performed by Landlord, or any other matter in connection with this Lease or the Premises, such exculpation of liability to be absolute and without any exception whatsoever. No breach by Landlord of any provision of this Lease shall give rise to a right of Tenant to terminate this Lease, it being understood and agreed that Tenant’s sole remedy for any such breach shall be a claim for actual damages (if any). Furthermore, Tenant hereby knowingly, voluntarily and intentionally waives any right it may have to seek punitive, consequential, special and indirect damages from Landlord and any of such Landlord’s direct and indirect members, partners, shareholders, officers, directors, employees and agents of Landlord and its successors or assigns with respect to any

62 matter arising out of or in connection with this Lease or any document contemplated herein or related hereto. The waiver by Tenant of any right it may have to seek punitive, consequential, special and indirect damages has been negotiated by the parties hereto and is an essential aspect of their bargain. Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Lease by Tenant, that (i) there shall be absolutely no personal liability on the part of the direct and indirect members, partners, shareholders, officers, directors, employees and agents of Tenant and its successors or assigns, to Landlord with respect to any of the terms, covenants and conditions of this Lease, (ii) Landlord waives all claims, demands and causes of action against the direct and indirect members, partners, shareholders, officers, directors, employees and agents of Tenant and its successors or assigns in the event of any breach by Tenant of any of the terms, covenants and conditions of this Lease to be performed by Tenant, such exculpation of liability to be absolute and without any exception whatsoever. Furthermore, except as expressly set forth herein, Landlord hereby knowingly, voluntarily and intentionally waives any right it may have to seek punitive, consequential, special and indirect damages from Tenant and any of such Tenant’s direct and indirect members, partners, shareholders, officers, directors, employees and agents of Tenant and its successors or assigns with respect to any matter arising out of or in connection with this Lease. The waiver by Landlord of any right it may have to seek punitive, consequential, special and indirect damages has been negotiated by the parties hereto and is an essential aspect of their bargain. 35. Entire Agreement. This Lease represents the entire agreement and understanding between Landlord and Tenant with respect to the subject matter herein, and there are no representations, understandings, stipulations, agreements or promises not incorporated in writing herein. 36. Amendments. No amendments or modifications of this Lease shall be effective unless such amendment or modification is in writing and executed and delivered by and between Tenant and Landlord, nor shall any custom, practice or course of dealing between the parties be construed to waive the right to require specific performance by the other party in compliance with this Lease. 37. Legal Interpretation. Each of Landlord and Tenant hereby agree that the State of Ohio has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects (including, without limiting the foregoing, matters of construction, validity and performance), this Lease and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of Ohio applicable to contracts made and performed therein and all applicable law of the United States of America; except that, at all times, the provisions for the creation of the leasehold estate created by this Lease, enforcement of Landlord’s rights and remedies with respect to right of re-entry and repossession, surrender, delivery, ejectment, dispossession, eviction or other in-rem proceeding or action regarding each Site pursuant to Section 25 hereunder shall be governed by and construed according to the Laws of the State in which such Site is located, it being understood that, to the fullest extent permitted by law of such

63 State where such Site is located, the law of the State of Ohio shall govern the validity and enforceability of this Lease, and the obligations arising hereunder. To the fullest extent permitted by law, Tenant and Landlord hereby unconditionally and irrevocably waive any claim to assert that the law of any other jurisdiction governs this Lease. Words of any gender shall be construed to include any other gender, and words in the singular number shall be construed to include the plural, unless the context otherwise requires. The headings of the sections have been inserted for convenience only and are not to be considered in any way in the construction or interpretation of this Lease. Except as otherwise herein expressly provided, the terms of this Lease shall apply to, inure to the benefit of, and be binding upon, the parties and their respective assigns, successors and legal representatives. Any legal suit, action or proceeding against Tenant arising out of or relating to this Lease shall exclusively be instituted in any federal court in the Southern District of Ohio or state court sitting in either Clermont County or Brown County, State of Ohio, and Landlord and Tenant each waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding in such federal district or county and state, and Landlord and Tenant each hereby expressly and irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding. In this Lease, the words “include”, “includes” or “including” mean “include without limitation”, “includes without limitation” and “including without limitation”, respectively, and the words following “include”, “includes” or “including” shall not be considered to set forth an exhaustive list. As used herein, a “business day” shall mean each day of the week other than a Saturday, Sunday, or federal or State of Ohio holiday. 38. Option to Renew. (a) Tenant shall have the right, at its election made in its sole discretion, to extend the Term (the “Renewal Option”) for the additional periods set forth in Section 1(e) (each, a “Renewal Term”), provided that each of the following occurs: (i) Landlord receives irrevocable written notice of exercise of the Renewal Option (the “Renewal Notice”), not less than twelve (12) full months prior to the expiration of the then existing Term (or Renewal Term, as case may be); and (ii) There is no uncured Event of Default beyond any applicable notice and cure period at the time that Tenant delivers the Renewal Notice or at the time Tenant delivers its Renewal Notice. (b) The Renewal Term shall be upon the same terms and conditions as in this Lease except Base Rent for the first year of the first and second Renewal Terms, as applicable shall be equal to (102.75%) of the Base Rent for the immediately preceding lease year; and Base Rent for the first year of the third and fourth Renewal Terms, as applicable shall be equal to the greater of (i) one hundred and two and three-quarters percent (102.75%) of the Base Rent for the immediately preceding lease year, and (ii) the then Market Rate for the Premises. The Base Rent shall increase by two and three-quarters percent (2.75%) annually during each Renewal Term. “Market Rate” for the Premises shall mean the Base Rent rate (including escalations) that the

64 Premises would be expected to be leased for, for a term commencing on the applicable commencement date and ending on the applicable expiration date, in its then-existing condition, in an arms-length transaction between a willing landlord and tenant in the commercial space market existing in the vicinity of the Premises at the time such rate is established. Such determination shall include consideration of (i) the size and location of the Premises, and the quality of, condition of, and the nature of the improvements in, the Building, including without limitation, the necessity to remove such improvements, but shall exclude the value of improvements installed by Tenant in the Premises that are to be removed by Tenant at the expiration of the Term; (ii) other Comparable Buildings to the Building; (iii) other comparable leasing transactions in comparable locations in the vicinity of the Premises for new leases (with appropriate adjustments for different size premises and different length terms), and the rents and concessions, allowances and commissions granted along with the other terms of such transactions; and (iv) the financial condition of Tenant, provided, however, that in no event shall the Market Rate be less than the rate of Base Rent in effect at the expiration of the then current Term (or Renewal Term, as case may be). (c) Within forty-five (45) days after receipt of the Renewal Notice, Landlord shall advise Tenant of Landlord’s determination of the Market Rate for the applicable Renewal Term. Tenant, within twenty (20) days after the date on which Landlord advises Tenant of the applicable Market Rate for the Renewal Term, shall either (i) give Landlord final binding written notice (the “Binding Notice”) of Tenant’s exercise of the Renewal Option, or (ii) if Tenant disagrees with Landlord’s determination, provide Landlord with written notice of rejection (the “Rejection Notice”). If Tenant fails to provide Landlord with either a Binding Notice or Rejection Notice within such twenty (20) day period, Tenant’s Renewal Option shall be null and void and of no further force and effect. If Tenant provides Landlord with a Binding Notice, Landlord and Tenant shall enter into the Renewal Amendment upon completion of the process set forth in these Sections 38(b) and 38(c) subject to such Binding Notice upon the terms and conditions set forth herein. If Tenant provides Landlord with a Rejection Notice, Landlord and Tenant shall reasonably cooperate to agree upon the Market Rate. Upon agreement, Tenant shall provide Landlord with a Binding Notice and Landlord and Tenant shall enter into the Renewal Amendment upon completion of the process set forth in these Sections 38(b) and 38(c) in accordance with the terms and conditions hereof. Notwithstanding the foregoing, if Landlord and Tenant are unable to agree upon the Market Rate within twenty (20) days after the date Tenant provides Landlord with the Rejection Notice, Tenant, by written notice to Landlord (the “Arbitration Notice”) within ten (10) days after the expiration of such twenty (20) day period, shall have the right to have the Market Rate determined in accordance with the arbitration procedures described in Section 38(c) below. If Landlord and Tenant are unable to agree upon the

65 Market Rate within the twenty (20) day period described and Tenant fails to timely exercise its right to arbitrate, the Renewal Option shall be deemed to be null and void and of no further force and effect. (d) If Tenant provides Landlord with an Arbitration Notice, Landlord and Tenant, within ten (10) days after the date of the Arbitration Notice, shall each simultaneously submit to the other, in a sealed envelope, its good faith estimate of the Market Rate for the Premises during the Renewal Term (collectively referred to as the “Estimates”) and shall each select an appraiser (hereinafter, an “appraiser”) to determine which of the two Estimates most closely reflects the Market Rate during the Renewal Term. Each appraiser so selected shall be a member of the Appraisal Institute and have not less than ten (10) years’ experience in the field of commercial real estate appraisal and/or brokerage and shall be experienced in the vicinity of the Premises subject to such Arbitration Notice. Upon selection, Landlord’s and Tenant’s appraisers shall work together in good faith to agree upon which of the two Estimates most closely reflects the Market Rate. The Estimate chosen by such appraisers shall be binding on both Landlord and Tenant as the Base Rent rate during the Renewal Term. If either Landlord or Tenant fails to appoint an appraiser within the ten (10) day period referred to above, the appraiser appointed by the other party shall be the sole appraiser for the purposes hereof. If the two appraisers cannot agree upon which of the two Estimates most closely reflects the Market Rate within thirty (30) days after their appointment, then, within ten (10) days after the expiration of such thirty (30) day period, the two appraisers shall select a third appraiser meeting the aforementioned criteria, the cost of which shall be borne equally by Landlord and Tenant. Once the third appraiser (i.e. arbitrator) has been selected as provided for above, then, as soon thereafter as practicable but in any case within fourteen (14) days, the arbitrator shall make his determination of which of the two Estimates most closely reflects the Market Rate for the Premises, or the arbitrator may determine a Market Rate which is not equal to either Estimate, provided, however, that the arbitrator’s Market Rate may not be higher than the higher of the Estimates nor lower than the lower of the Estimates. The determination by such third appraiser shall be binding on both Landlord and Tenant. (e) If Tenant is entitled to and properly exercises its Renewal Option, upon completion of the process of determination of Market Rent set forth in Sections 38(b) and 38(c), Landlord and Tenant shall execute an amendment (the “Renewal Amendment”) to reflect changes in the Base Rent, the Term, the Expiration Date and other appropriate terms; provided that an otherwise valid exercise of the Renewal Option shall be fully effective whether or not the Renewal Amendment is executed. During any validly exercised Renewal Term, references to the Term in this Lease shall mean and refer to the Term as extended by the Renewal Term.

66 39. Authority to Enter into Lease. Each of Tenant and Landlord represents and warrants (a) that the individual executing this Lease on its behalf is duly authorized to execute and deliver this Lease on behalf of the corporation, limited liability company or partnership, as the case may be, and (b) that this Lease is binding on the corporation, limited liability company or partnership, as the case may be, in accordance with its terms. 40. Parties Bound. The preparation and submission of a draft of this Lease by either party to the other party shall not constitute an offer, nor shall either party be bound to any terms of this Lease or the entirety of this Lease, until both parties have fully executed a final document. Until such time as described in the previous sentence, either party is free to terminate negotiations without penalty or any further obligation to the other party. 41. Counterparts; Electronic Signatures. This Lease may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures to this Lease, any amendment hereof and any notice given hereunder, delivered electronically via .pdf, .jpeg, .TIF, .TIFF or similar electronic format shall be deemed an original signature and fully effective as such for all purposes. Each party agrees to deliver promptly an executed original of this Lease (and any amendment hereto) with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Lease (or any amendment hereto), it being expressly agreed that each party to this Lease shall be bound by its own electronically transmitted signature and shall accept the electronically transmitted signature of the other party to this Lease. 42. Severability. If any term or other provision of this Lease is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all of the other conditions and provisions of this Lease will nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Lease so as to reflect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible. 43. Waiver of Jury Trial; Consequential Damages. LANDLORD AND TENANT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS AND/OR ASSIGNS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT’S USE OR OCCUPANCY OF

67 THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. 44. Memorandum of Lease. This Lease shall not be recorded, either independently or as an exhibit, schedule, annex, or addendum to any other document. However, at Tenant’s or Landlord’s election, a Memorandum of Lease in the form annexed hereto as Exhibit E, shall be executed, acknowledged and delivered for recording in the county in which any Site is located by both parties with the costs of recording the Memorandum of Lease to be borne by Tenant. Tenant shall execute, acknowledge and deliver to Landlord a release of the Memorandum of Lease in recordable form within ten (10) business days following the expiration or earlier termination of this Lease in accordance with its terms. If Tenant fails to so execute, acknowledge and deliver the release within such ten (10) business day period, Landlord shall hereby be deemed to be Tenant’s attorney-in-fact for the sole purpose of executing and recording the release on behalf of Tenant. The party so electing to record the Memorandum of Lease shall pay any and all recording and other costs, fees and taxes in connection with the execution and recordation of the Memorandum of Lease. 45. Brokers. Landlord and Tenant each warrants to the other that it has had no dealings with any broker or agent in connection with this Lease other than Jones Lang LaSalle (“Tenant’s Broker”). Tenant represents and warrants that Tenant paid Tenant’s Broker full satisfaction of its commission at the closing under the Purchase Agreement. Tenant covenants and agrees to pay, hold harmless and indemnify Landlord for any compensation, commissions and charges claimed by any other broker or agent with respect to this Lease, based on Tenant’s actions. Landlord covenants and agrees to pay, hold harmless and indemnify Tenant for any compensation, commissions and charges claimed by any broker or agent with respect to this Lease, based on Landlord’s actions. 46. Time is of the Essence. Time is of the essence with respect to all agreements and obligations of the parties contained in this Lease. 47. No Third Party Beneficiary. This Lease is not intended to give or confer any benefits, rights, privileges, claims, actions or remedies to any person or entity other than Landlord and Tenant (including, without limitation, any licensee or sublessee at the Property) as a “third party” beneficiary. 48. Guaranty. Simultaneously with the execution of this Lease, Tenant shall deliver to Landlord a fully executed copy of the Unconditional Guaranty of Payment and Performance attached hereto as Exhibit H (the “Guaranty”) executed by the Guarantor named in Section 2 hereof. 49. REIT Protection. The parties hereto intend that Rent and other amounts paid by Tenant hereunder will qualify as “rents from real property” within the meaning of Section 856(d)

68 of the Code, or any similar or successor provision thereto and this Lease shall be interpreted consistent with this intent. (a) Anything contained in this Lease to the contrary notwithstanding, Tenant shall not, without Landlord’s advance written consent (which consent shall not be unreasonably withheld) (i) sublet, assign or enter into a management arrangement for the Premises on any basis such that the rental or other amounts to be paid by the subtenant, assignee or manager thereunder would be based, in whole or in part, on either (x) the income or profits derived by the business activities of the subtenant, assignee or manager or (y) any other formula such that any portion of any amount received by Landlord would fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto; (ii) furnish or render any services to the subtenant, assignee or manager or manage or operate the Premises so subleased, assigned or managed; (iii) sublet, assign or enter into a management arrangement for the Premises to any person or entity (other than a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code) of BOREC) in which Landlord or BOREC owns an interest, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Code); or (iv) sublet, assign or enter into a management arrangement for the Premises in any other manner, in each case of clauses (i) through (iv), which could reasonably be expected to cause any portion of the amounts received by Landlord pursuant to this Lease or any sublease to fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto, or which could cause any other income of Landlord to fail to qualify as income described in Section 856(c)(2) of the Code. The requirements of this Section 49(a) shall likewise apply to any further subleasing by any subtenant. (b) Anything contained in this Lease to the contrary notwithstanding, the parties acknowledge and agree that Landlord, in its sole discretion, may assign this Lease or any interest herein to another person (including without limitation, a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code)) in order to maintain Landlord’s status as a “real estate investment trust” (within the meaning of Section 856(a) of the Code); provided, however, Landlord shall be required to (i) comply with any applicable legal requirements related to such transfer and (ii) give Tenant notice of any such assignment; and provided, further, that any such assignment shall be subject to all of the rights of Tenant hereunder. (c) Anything contained in this Lease to the contrary notwithstanding, upon request of Landlord, Tenant shall cooperate with Landlord in good faith and at no cost or expense to Tenant, and provide such documentation and/or information as may be in Tenant’s possession or under Tenant’s control and otherwise readily available to Tenant as shall be reasonably requested by Landlord in connection with verification of BOREC’s “real estate

69 investment trust” (within the meaning of Section 856(a) of the Code) compliance requirements. Anything contained in this Lease to the contrary notwithstanding, Tenant shall take such reasonable action as may be requested by Landlord from time to time in order to ensure compliance with the Internal Revenue Service requirement that Rent allocable for purposes of Section 856 of the Code to personal property, if any, at the beginning and end of a calendar year does not exceed fifteen percent (15%) of the total Rent due hereunder as long as such compliance does not (i) increase Tenant’s monetary obligations under this Lease or (ii) materially and adversely increase Tenant’s nonmonetary obligations under this Lease or (iii) materially diminish Tenant’s rights under this Lease or (iv) result in the imposition of any additional material obligation upon Tenant under any Laws. (d) Tenant acknowledges that Landlord’s direct or indirect parent intends to qualify as a “real estate investment trust” (within the meaning of Section 856(a) of the Code). Tenant agrees that it will not knowingly or intentionally take or omit to take any action, or permit any status or condition to exist at the Premises, which Tenant actually knows (acting in good faith) would or could result in the Rent payable under this Lease not qualifying as “rents from real property” within the meaning of Section 856(d) of the Code. 50. Reimbursement. Notwithstanding anything to the contrary contained herein, for purposes of this Lease, “at no cost or expense to Landlord”, “at no cost or expense to Tenant”, “at Tenant’s sole cost and expense”, “at Landlord’s sole cost and expense” or similar phrases shall require Tenant or Landlord, as applicable, to reimburse the other party for all of reasonable out- of-pocket costs and expenses actually paid by such party (including, without limitation attorneys’ fees and/or other consultants’ fees) and incurred in connection with any applicable action taken by or consent requested from Landlord or Tenant. 51. Confidentiality; Public Offering Information. (a) The parties recognize and acknowledge that they may receive certain Confidential Information of the other party. Each party agrees that neither such party shall and such party shall direct its representatives acting on its behalf not to, during or within five (5) years after the term of the termination or expiration of this Lease, directly or indirectly use any Confidential Information of the other party or disclose Confidential Information of the other party to any person for any reason or purpose whatsoever, except as reasonably required in order to comply with the obligations and otherwise as permitted under the provisions of this Lease. Notwithstanding anything to the contrary contained herein, Landlord and Tenant shall be permitted to share Confidential Information with its advisors, accountants, counsel, employees, investors, potential investors, lenders and potential lenders, so long as it informs such parties of the confidential nature of such Confidential Information and further, in connection with any securitization,

70 syndication or participation of any Landlord Mortgage, Landlord’s Mortgagee may disclose such Confidential Information as is customary in connection with such securitization, syndication or participation so long as such Confidential Information is identified as being confidential. Notwithstanding the foregoing, in the event that a party or any of its representatives is requested or becomes legally compelled (pursuant to any legal, governmental, judicial, administrative or regulatory order, authority or process) to disclose any Confidential Information of the other party, it will, to the extent reasonably practicable and not prohibited by law, provide the party to whom such Confidential Information belongs prompt written notice of the existence, terms or circumstances of such event so that the party to whom such Confidential Information belongs may seek a protective order or other appropriate remedy or waive compliance with the provisions of this Section 51(a). In the event that such protective order or other remedy is not obtained or the party to whom such Confidential Information belongs waives compliance with this Section 51(a), the party compelled to disclose such Confidential information will furnish only that portion of the Confidential Information or take only such action as, based upon the advice of its legal counsel, is legally required and will use commercially reasonable efforts to obtain reasonable assurance that confidential treatment will be accorded any Confidential Information so furnished. The party compelled to disclose the Confidential Information shall cooperate with any action reasonably requested by the party to whom such Confidential Information belongs (at the sole cost and expense of the party to whom such Confidential Information belongs) to obtain a protective order or other reliable assurance that confidential treatment will be accorded to the Confidential Information. (b) Notwithstanding anything to the contrary in Section 51(a), Tenant specifically agrees that Landlord may include financial information and such information concerning the operation of the Premises (1) which is approved by Tenant in its sole discretion, (2) which is publicly available, or (3) the inclusion of which is approved by Tenant in writing, which approval may not be unreasonably withheld, in offering memoranda or prospectuses or confidential information memoranda, or similar publications or marketing materials, rating agency presentations, investor presentations or disclosure documents in connection with syndications, private placements or public offerings of Landlord’s securities or loans or securities or loans of any direct or indirect parent entity of Landlord, and any other reporting requirements under applicable federal and state laws, including those of any successor to Landlord, provided that, with respect to matters permitted to be disclosed solely under this clause (3), the recipients thereof shall be obligated to maintain the confidentiality thereof pursuant to Section 51(a) or pursuant to confidentiality provisions substantially similar thereto and to comply with all federal, state and other securities laws applicable with respect to such information. Unless otherwise agreed by Tenant, Landlord shall not revise or change the wording of information previously publicly disclosed by Tenant and furnished to Landlord or any direct or indirect

71 parent entity of Landlord pursuant to this Lease and Landlord’s Form 10-Q or Form 10-K (or supplemental report filed in connection therewith) shall not disclose the operational results of the Premises prior to Tenant’s parent’s, Tenant’s or its Affiliate’s public disclosure thereof so long as Tenant’s parent, Tenant or such Affiliate reports such information in a timely manner consistent with historical practices and SEC disclosure requirements. Tenant agrees to provide such other reasonable information and, if necessary, participation in road shows and other presentations at Landlord’s sole cost and expense, with respect to Tenant and its Premises to facilitate a public or private debt or equity offering or syndication by Landlord or any direct or indirect parent entity of Landlord or to satisfy Landlord’s SEC disclosure requirements or the disclosure requirements of any direct or indirect parent entity of Landlord. In this regard, Landlord shall provide to Tenant a copy of any information prepared by Landlord to be published, and Tenant shall have a reasonable period of time (not to exceed three (3) Business Days) after receipt of such information to notify Landlord of any corrections. [Signatures on following page]

IT WITNESS WHEREOF, the undersigned have executed this Master Lease Agreement effective as of the date first written above. LANDLORD: HILBAOH001 LLC, a Delaware limited liability company By: _______________________________________ Name: Michael Reiter Title: Authorized Representative STATE OF ___________________ ) COUNTY OF _________________ ) I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that ____________________________, whose name as _____________________ of _________________________________, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such [officer] and with full authority, executed the same voluntarily for and as the act of said [corporation], acting in its capacity as _________________________ of said limited liability company as aforesaid. Given under my hand and official seal, this ______ day of _______________, 20___. /s/ Michael Reiter

HILMTOH001 LLC, a Delaware limited liability company By: Name: Michael Reiter Title: Authorized Representative STATE OF ___________________ ) COUNTY OF _________________ ) I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that ____________________________, whose name as _____________________ of _________________________________, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such [officer] and with full authority, executed the same voluntarily for and as the act of said [corporation], acting in its capacity as _________________________ of said limited liability company as aforesaid. Given under my hand and official seal, this ______ day of _______________, 20___. /s/ Michael Reiter

TENANT: MILACRON LLC, a Delaware limited liability company By: Hillenbrand, Inc., an Indiana corporation By: Name: Nicholas Farrell Title: Senior Vice President, General Counsel and Secretary STATE OF ___________________ ) COUNTY OF _________________ ) I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that ____________________________, whose name as _____________________ of _________________________________, a _____________________, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such [officer] and with full authority, executed the same voluntarily for and as the act of said limited liability company, acting in its capacity as _________________________ of said limited liability company as aforesaid. Given under my hand and official seal, this ______ day of _______________, 20___. ___________________________________ Notary Public AFFIX SEAL My commission expires: ___________________________ /s/ Nicholas Farrell

EXHIBITS Exhibit A Exhibit B-1 Exhibit B-2 Exhibit C Exhibit D Exhibit E Exhibit F Exhibit G-1 Exhibit G-2 Exhibit H Exhibit I Exhibit J Exhibit K Exhibit L - Base Rent Schedule* - Premises* - Base Rent Allocation (First Lease Year)* - General Requirements and Conditions - Form Estoppel Certificate* - Form of Memorandum of Lease* - [Reserved] - Lease Modification Agreement* - Form of New Lease* - Form of Guaranty* - [Reserved] - [Reserved] - Required Repairs* - Excluded Property* *Omitted pursuant to Item 601(a)(5). The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

EXHIBIT C TO MASTER LEASE AGREEMENT GENERAL REQUIREMENTS AND CONDITIONS All provisions of this Exhibit are expressly subject to the provisions in the Lease above governing any work performed by Tenant (or an Affiliate of Tenant, as the case may be) on its own behalf, including Alterations or any casualty or condemnation restoration (“Tenant’s Work”). In the event of any conflict between the Lease and this Exhibit, the Lease shall control. Tenant’s Work will be performed by Tenant in substantial accordance with final Plans approved by Landlord (where such approval is required in the Lease). Tenant or Tenant’s General Contractor(s), if applicable, shall secure and pay for all necessary permits, inspections, certificates, legal approvals, certificates of occupancy and/or fees required by Law and/or utility companies with respect to Tenant’s Work. A. General Requirements 1. All Tenant’s Work shall be completed in a good and workmanlike manner and in accordance with the Plans as approved by Landlord (if required by the Lease), the terms of the General Construction Contract and the budget applicable to such Tenant’s Work. 2. Tenant and Tenant’s General Contractor, if applicable, shall provide all insurance required by Landlord as set forth in this Lease, or as is otherwise maintained in the ordinary course by prudent and reputable contractors and/or property owners, prior to the start of any construction work within the Premises. Landlord and any Landlord Mortgagee that Landlord provides Tenant written notice of shall each be named as an additional insured in all such insurance. 3. Tenant shall, at all times, use commercially treasonable efforts to keep or cause to be kept the Premises and the surrounding area free from accumulations of waste materials and/or rubbish caused by it or its contractors’ employees or workers. Tenant and/or its contractors shall provide dumpsters and maintenance of said dumpsters during the construction period in a secure, neat and orderly condition and shall remove and empty the same on a regular basis to avoid unsightly, obstructive or hazardous accumulations or conditions. B. Construction Procedures 1. When submitting construction Plans (preliminary, completed or final), Tenant or Tenant’s appointed representative shall issue Tenant’s Plans and supporting documents electronically via emails to the email address Landlord shall designate for its construction coordinator from time to time. 2. Once the applicable Plans are approved by Landlord in accordance with the Lease, Tenant shall not materially amend, modify or supplement the applicable General

Construction Contract in any respect, other than pursuant to change orders approved by Landlord (such approval not to be unreasonable withheld, conditioned or delayed), except for (A) changes required by governmental authorities having jurisdiction over the Premises; (B) interior changes requested by Tenant; (C) changes that do not constitute structural additions or structural alterations to such Site; (D) changes that will not change the essential nature of any Building as to its current use or ancillary uses; (E) changes that will not materially and adversely affect the structural elements or roof of any Building nor the proper functioning of a Building’s systems; or (F) changes that would not otherwise require Landlord’s consent pursuant to the Lease, and in each case which would not lessen the value of the Premises. Tenant shall not attempt to terminate, whether by legal proceedings or otherwise, the applicable General Construction Contract without the prior written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed. Landlord’s approval shall be deemed given if (i) Landlord fails to respond to such written request by Tenant for approval within ten (10) business days of receipt of the same; and (ii) Tenant delivers a second written request to Landlord stating that Landlord’s failure to respond within ten (10) business days of receipt of such second notice shall constitute Landlord’s deemed approval, and Landlord fails to respond within such subsequent ten (10) business day period. 3. Not later than ninety (90) days after the Final Completion of the applicable Tenant’s Work, Tenant shall deliver or cause to be delivered to Landlord (with a copy to Landlord’s consultant) each of the following (1) a certificate addressed to Landlord, signed by a duly authorized officer of Tenant and the applicable Architect or General Contractor (but only if such General Contractor is a design-builder for the applicable Tenant’s Work), stating that the Tenant’s Work (and any equipment therein) including all “punch list” items have been completed and installed in accordance with the applicable Plans therefor; (2) a complete release of liens for the Premises signed by the General Contractor and all subcontractors of the Tenant’s Work and Tenant shall, if a release is not obtainable, in lieu of such release cause such lien to be removed of record by bond or otherwise so that such lienor has no recourse for recovery from or collection out of the Premises; (3) evidence of receipt of a certificate of occupancy, if available, or comparable instruments, by all governmental authorities whose approval is required of the applicable completed Tenant’s Work for the occupancy thereof and the intended uses thereof; (4) if applicable, a volume containing all warranties and indemnities from the applicable General Contractor or manufacturer for the applicable Tenant’s Work or equipment therein (excepting therefrom any of Tenant’s Personal Property), each of which shall be enforceable by Landlord and all in customary form for the jurisdiction in which the Premises is situated; and (5) final as-built Plans and, in the event that the Tenant’s Work has modified the footprint of the Building, an as-built ALTA- ACSM Land Title Survey for the Premises indicating the applicable Tenant’s Work thereon, together with a surveyor’s certification in a customary form as reasonably satisfactory to Landlord.

4. Tenant hereby agrees to indemnify, save harmless, pay, protect and defend Landlord from and against any and all Losses of any nature whatsoever under this Lease or Landlord’s ownership of the Premises arising from or in connection with (a) any General Construction Contract, if any, and any and all construction contracts or architect’s agreement or resulting from the failure of Tenant to discharge Tenant’s obligations thereunder or resulting from the failure of Tenant to perform its obligations under this Lease with respect to any instance of Tenant’s Work, and (b) construction and completion of Tenant’s Work, whether by reason of any act or omission of Tenant, the General Contractor, Architect or by any other contractor, subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable. 5. Tenant’s Work shall comply in all respects with applicable Law.